As filed with the Securities and Exchange Commission on September 30, 2010

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 033-02659

Pre-Effective Amendment No.

Post-Effective Amendment No.	113
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-04556

Amendment No.	114

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (1) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (2) of Rule 485.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On September 30, 2010 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica Funds relates only to Transamerica AQR Managed Futures Strategy – Class I2 shares and Transamerica Goldman Sachs Commodity Strategy (formerly Transamerica BlackRock Natural Resources) Class I2 shares. The prospectus and statement of additional information for the other series of Transamerica Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

2

Transamerica Funds

Prospectus September 30, 2010

Class I2 Shares

Fund	Ticker

Transamerica AQR Managed Futures Strategy	None
Transamerica Goldman Sachs Commodity Strategy	None

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

MSPAI20910AQR

Fund Name	Page

Transamerica AQR Managed Futures Strategy	1
Transamerica Goldman Sachs Commodity Strategy	6
More on the Funds’ Strategies and Investments	12
More on Risks of Investing in the Funds	15
Shareholder Information	19
Financial Highlights	32

TRANSAMERICA AQR MANAGED FUTURES STRATEGY

Investment Objective: Seeks to generate positive absolute returns.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.10%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.10%
Acquired fund fees and expenses (fees and expenses of underlying funds)[a,b]	0.30%
Total annual fund operating expenses	1.50%
Expense reduction[b,c]	0.28%
Total annual fund operating expenses after expense reduction	1.22%

[a]	Based on estimates for the current fiscal year.

[b]

Acquired fund fees and expenses reflect the expenses (including the management fee) borne by the fund as the sole shareholder of the Subsidiary (as defined below). The Subsidiary has entered into a separate contract with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. TAM has agreed to waive a portion of the fund’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “Expense reduction” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

[c]

Contractual arrangements have been made with TAM through September 30, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.45%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses. The expense cap may be terminated by the fund’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$124	$387

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund performance. Portfolio turnover rate is not included because the fund did not commence operations until the date of this prospectus.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC, (“AQR”) invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”). The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by AQR. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

1

The fund may also invest in exchange-traded funds or exchange-traded notes through which the fund can participate in the performance of one or more Instruments. The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

AQR uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. When taking a “long” position, the fund purchases an instrument outright; when taking a “short” position, the fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying Instrument, while a “short” position will benefit from a decrease in price of the underlying Instrument. The size of the position taken will relate to AQR’s confidence in the trend continuing as well as AQR’s estimate of the Instrument’s risk. AQR generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if AQR seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.

AQR expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, AQR, on average, will target an annualized volatility level for the fund of 10%. AQR expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad or narrow-based securities index. The fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Commodities – The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. The performance of commodity-linked derivative instruments may depend on the performance of the overall commodities markets and on other factors that affect the value of

2

commodities, including weather, disease, and political, tax, and other regulatory developments. Commodity-linked investments may be leveraged. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. The commodity-linked investments in which the fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the fund’s share value to fluctuate.

•

Counterparty – The fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.

•

Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.

•

Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•

Investment Companies – To the extent that an underlying fund invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•

Leveraging – The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or

3

currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

•

Non-Diversification – The fund is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Portfolio Turnover – The fund's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the fund's performance.

•

Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

•

Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.

•

Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.

4

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AQR Capital Management, LLC

Portfolio Managers:

Clifford S. Asness, Portfolio Manager since 2010

John M. Liew, Portfolio Manager since 2010

Brian K. Hurst, Portfolio Manager since 2010

Lasse H. Pedersen, Portfolio Manager since 2010

Yao Hua Ooi, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

TRANSAMERICA GOLDMAN SACHS COMMODITY STRATEGY

Investment Objective: Seeks long-term total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

Management fees	0.61%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Acquired fund fees and expenses (fees and expenses of underlying funds) [b]	0.15%
Total annual fund operating expenses	0.85%
Expense reduction[b,c]	0.15%
Total annual fund operating expenses after expense reduction	0.70%

[a]	Annual fund operating expenses have been restated to reflect expenses for the current fiscal year.

[b]

Acquired fund fees and expenses reflect the expenses (including the management fee) borne by the fund as the sole shareholder of the Subsidiary (as defined below). The Subsidiary has entered into a separate contract with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. TAM has agreed to waive a portion of the fund’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “Expense reduction” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

[c]

Contractual arrangements have been made with TAM through September 30, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.00%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses. The expense cap may be terminated by the fund’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$390	$871

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund performance. During the most recent fiscal year, the portfolio turnover rate was 5% of the average value of the fund's portfolio.

Principal Investment Strategies: The fund seeks to maintain substantial economic exposure to the performance of the commodities markets. Goldman Sachs Asset Management, L.P. (“GSAM”), the fund’s sub-adviser, invests the fund’s assets in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by GSAM. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

Commodity Investments. The fund may invest in commodity-linked notes, and other commodity-linked derivative instruments, that pay a return linked to the performance of a commodities index, or to a basket of futures contracts issued on all of the commodities in an index. Commodity-linked notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts, or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. In some cases, the return will be based

6

on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the value of the underlying commodity or related index or investment. These notes expose the fund economically to movements in commodity prices.

It is expected that certain of the fund's investments will produce leveraged exposure to the commodities markets.

The fund intends to gain exposure to commodities markets primarily by investing in securities and instruments whose returns are linked to commodities markets and commodities-related indices, including the Dow Jones - UBS Commodity Index (the “Index”). In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however. If, in the future, industries are added to or removed from representation in the Index, the group of industries in which the fund’s exposure is concentrated will likewise change.

In pursuing its investment objective, the fund uses the Index as its performance benchmark and will attempt to produce returns that correspond to the performance of the Index, but the fund will not attempt to replicate the Index. The fund may, therefore, invest in securities or other instruments that are not included in the Index.

The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.

Fixed Income Investments. The fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.

Other. The fund may invest up to 35% of its net assets in foreign securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

Principal Risks: The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•

Absence of Regulation –The fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Commodities – The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. The performance of commodity-linked derivative instruments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, and political, tax, and other regulatory developments. Commodity-linked investments may be leveraged. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to

7

the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. The commodity-linked investments in which the fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the fund’s share value to fluctuate.

•

Counterparty – The fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.

•

Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Industry Concentration – The fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. This concentration subjects the fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•

Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•

Leveraging – When a fund engages in transactions that have a leveraging effect on it, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a fund's underlying assets or creates investment risk with respect to a larger pool of assets than a fund would otherwise have. A fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

8

•

Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•

Non-Diversification – The fund is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•

Sector – Sector risk is the risk that the fund concentration in the securities of companies in a specific market sector or industry will cause the fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the fund invests primarily in one sector, there is the risk that the fund will perform poorly during a downturn in that sector.

•

Structured Instruments – A fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

•

Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.

•

Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to

9

borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risk of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s Class I2 average annual total returns for different periods compare to the returns of a broad measure of market performance. The table shows average annual total returns for Class I2 shares of the fund. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

2010 Total Return as of June 30: -11.81%

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.13%
Worst Quarter:	12/31/2008	-34.42%

Average Annual Total Returns (periods ended December 31, 2009)1

	1 Year	10 Years or Inception[2]
Return before taxes	51.01%	3.01%
Return after taxes on distributions[3]	50.90%	2.79%
Return after taxes on distributions and sale of fund shares[3]	33.30%	2.47%
Dow Jones-UBS Commodity Index (Total Return) (reflects no deduction for fees, expenses, or taxes)	1.37%	-6.08%
Morgan Stanley Capital International Natural Resources Index[4] (reflects no deduction for fees, expenses, or taxes)	36.18%	1.77%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	Class I2 commenced operations on January 3, 2007.

[3]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

[4]

This index served as the benchmark for the fund prior to September 30, 2010, at which time it was replaced with the Dow Jones-UBS Commodity Index (Total Return). This benchmark index change was made to more accurately reflect the principal strategies following the changes to the fund described in the Note below.

Note: Prior to September 30, 2010, the fund was named Transamerica BlackRock Natural Resources, and had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

10

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Goldman Sachs Asset Management, L.P.
Portfolio Managers:

Stephen Lucas, Portfolio Manager since 2010

Michael Johnson, Portfolio Manager since 2010

John Calvaruso, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

MORE ON THE FUNDS' STRATEGIES AND INVESTMENTS

The following provides additional information regarding the funds’ strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a fund’s assets that may be invested in a particular type of security or investment.

Transamerica AQR Managed Futures Strategy: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC, (“AQR”) invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

The use of the term “positive absolute return” in the fund’s investment objective is intended to distinguish its investment objective from the relative returns sought by other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”). The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by AQR. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

The fund may also invest in exchange-traded funds or exchange-traded notes through which the fund can participate in the performance of one or more Instruments. The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

AQR uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. When taking a “long” position, the fund purchases an instrument outright; when taking a “short” position, the fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying Instrument, while a “short” position will benefit from a decrease in price of the underlying Instrument. The size of the position taken will relate to AQR’s confidence in the trend continuing as well as AQR’s estimate of the Instrument’s risk. AQR generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if AQR seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements

12

when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.

AQR expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, AQR, on average, will target an annualized volatility level for the fund of 10%. AQR expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad or narrow-based securities index. The fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Transamerica Goldman Sachs Commodity Strategy: The fund seeks to maintain substantial economic exposure to the performance of the commodities markets. Goldman Sachs Asset Management, L.P. (“GSAM”), the fund’s sub-adviser, invests the fund’s assets in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by GSAM. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

Commodity Investments. The fund may invest in commodity-linked notes, and other commodity-linked derivative instruments, that pay a return linked to the performance of a commodities index, or to a basket of futures contracts issued on all of the commodities in an index. Commodity-linked notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts, or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the value of the underlying commodity or related index or investment. These notes expose the fund economically to movements in commodity prices.

It is expected that certain of the fund's investments will produce leveraged exposure to the commodities markets.

The fund intends to gain exposure to commodities markets primarily by investing in securities and instruments whose returns are linked to commodities markets and commodities-related indices, including the Dow Jones - UBS Commodity Index (the “Index”). In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however. If, in the future,

13

industries are added to or removed from representation in the Index, the group of industries in which the fund’s exposure is concentrated will likewise change.

In pursuing its investment objective, the fund uses the Index as its performance benchmark and will attempt to produce returns that correspond to the performance of the Index, but the fund will not attempt to replicate the Index. The fund may, therefore, invest in securities or other instruments that are not included in the Index.

The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.

Fixed Income Investments. The fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.

Other. The fund may invest up to 35% of its net assets in foreign securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

14

MORE ON RISKS OF INVESTING IN THE FUNDS

Principal Investment Risks: The following provides additional information regarding the risks of investing in the funds as described at the front of the prospectus.

Absence of Regulation: Certain funds may engage in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Commodities: Because a fund may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Counterparty: The fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.

Credit: If an obligor for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. The fund may incur expenses to protect the fund's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a fund's investments in foreign currency denominated securities may reduce the returns of a fund.

Currency Hedging: A fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.

15

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices
•	less information available to the public
•	less (or different) regulation of securities markets
•	more complex business negotiations
•	less liquidity
•	more fluctuations in prices
•	delays in settling foreign securities transactions
•	higher costs for holding shares (custodial fees)
•	higher transaction costs
•	vulnerability to seizure and taxes
•	political or financial instability and small markets
•	different market trading days

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Increase in Expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Industry Concentration: Certain funds may concentrate their investments in specific industry sectors that have historically experienced substantial price volatility. This concentration may subject such a fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

16

Investment Companies: To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a fund engages in transactions that have a leveraging effect on it, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a fund's underlying assets or creates investment risk with respect to a larger pool of assets than a fund would otherwise have. A fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, a fund may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemptions or for other cash needs, a fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A fund may engage in a significant number of short-term transactions, which may adversely affect a fund's performance. Increased turnover results in higher brokerage costs or mark-up charges for a fund. A fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the fund's net asset value.

Sector: Sector risk is the risk that the fund concentration in the securities of companies in a specific market sector or industry will cause the fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the fund invests primarily in one sector, there is the risk that the fund will perform poorly during a downturn in that sector.

Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce

17

overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.

Structured Instruments: A fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subsidiary: By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the fund must meet certain requirements regarding, among other things, the source of its income. Any income the fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the fund would be subject to the risks of diminished returns.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

18

SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Funds' Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of the funds' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The funds may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets) as described below.

Transamerica AQR Managed Futures Strategy

First $500 million	1.10%
Over $500 million	1.05%

Transamerica Goldman Sachs Commodity Strategy1

First $200 million	0.61%
Over $200 million up to $1 billion	0.59%
Over $1 billion	0.56%

[1]

Prior to September 30, 2010, the advisory fee for the fund was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million

Each fund may invest in its Subsidiary. Each Subsidiary has entered into a separate investment advisory agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Under its investment advisory agreement, each Subsidiary will pay an advisory fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the advisory fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its advisory fee with respect to each fund in an amount equal to the advisory fee paid by the applicable Subsidiary.

19

Advisory Fees Paid in 2009

Transamerica AQR Managed Futures Strategy had not commenced operations prior to the date of this prospectus, so there are no advisory fees to report for the fiscal year ended October 31, 2009.

Transamerica Goldman Sachs Commodity Strategy paid 0.80% of the fund’s average daily net assets to TAM for advisory fees for the fiscal year ended October 31, 2009.

A discussion regarding the Board of Trustees' approval for each fund's advisory arrangements will be available in each fund's annual report for the fiscal period ending October 31, 2010.

Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective funds, each sub-adviser shall make investment decisions, buy and sell securities for the funds, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended October 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a fund's average daily net assets:

Fund	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AQR Managed Futures Strategy[1]	N/A	AQR Capital Management, LLC (“AQR”) Two Greenwich Plaza. 3rd Floor Greenwich, CT 06830
Transamerica Goldman Sachs Commodity Strategy[2]	0.40%	Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282

[1]

The fund had not commenced operations prior to the date of this prospectus, so there are no sub-advisory fees to report for the fiscal year ended October 31, 2009. Effective September 30, 2010, the sub-advisory fee for the fund will be 0.65% of the first $500 million of average daily net assets; and 0.60% of average daily net assets over $500 million.

[2]

For the fiscal year ended October 31, 2009, fees of 0.40% were paid to the fund’s previous sub-adviser. Effective September 30, 2010, the sub-advisory fee for the fund will be 0.25% of the first $200 million of average daily net assets; 0.23% of average daily net assets over $200 million up to $1 billion; and 0.20% of average daily net assets in excess of $1 billion. Prior to September 30, 2010, the sub-advisory fee for the fund was 0.40% of the first $250 million of average daily net assets; 0.375% of average daily net assets over $250 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million.

Portfolio Manager(s)

The following funds are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each fund.

Transamerica AQR Managed Futures Strategy

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Clifford S. Asness/2010	Portfolio Manager	AQR	Portfolio Manager, Managing and Founding Principal
John M. Liew/2010	Portfolio Manager	AQR	Portfolio Manager, Founding Principal
Brian K. Hurst/2010	Portfolio Manager	AQR	Portfolio Manager, Principal
Lasse H. Pedersen/2010	Portfolio Manager	AQR	Portfolio Manager, Principal, Chaired Professor of Finance at NYU Stern School of Business since 2007; Associate Professor of Finance with Tenure from 2005-2007.
Yao Hua Ooi/2010	Portfolio Manager	AQR	Portfolio Manager, Vice President

20

Transamerica Goldman Sachs Commodity Strategy

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Stephen Lucas/2010	Portfolio Manager	GSAM	Portfolio Manager, Head of Commodities Management for the Goldman Global Fixed Income Team, Member of the Duration Team, Head of the Quantitative Strategies Team
Michael Johnson/2010	Portfolio Manager	GSAM	Portfolio Manager and Member of the Commodities Team and the Alternatives Team
John Calvaruso /2010	Portfolio Manager	GSAM	Portfolio Manager and Member of the Commodities Team and the Alternatives Team

Disclosure of Portfolio Holdings: A detailed description of the funds' policies and procedures with respect to the disclosure of the funds' securities is available in the SAI. The funds publish their top ten holdings on the Transamerica Funds website at www.transamericafunds.com within two weeks after the end of each month. In addition, the funds publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

21

TO CONTACT TRANSAMERICA FUNDS

Customer Service:	1-888-233-4339
Internet:	www.transamericafunds.com
Fax:	1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc.

330 W. 9th Street

Kansas City, MO 64105

BUYING SHARES

Class I2 shares of the funds in this prospectus are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

By Check

•	Make your check payable and mail to Transamerica Fund Services, Inc.
•

If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•

Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•

With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•

If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

22

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.

By Wire Transfer

•

You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, Credit: Transamerica Funds Account# 3600622064.

Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

SELLING SHARES

Shares may be sold (or “redeemed”) at any time. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.

In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH

•

You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•

You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•

Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

23

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•

You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer. (They may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.
•

The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•

A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•

Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
•	Please see additional information relating to signature guarantees later in this prospectus.

Involuntary Redemptions

Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions).

EXCHANGING SHARES

In certain circumstances, shares of one class of a fund may be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price Is Determined

The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the

24

NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. This valuation method does not apply to ETFs, which are considered open-end funds. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a

25

fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

However, because the shares of the funds may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the funds. Additional information about the asset allocation funds’ policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the funds by an asset allocation fund in furtherance of a fund’s investment objective are not considered to be market timing or excessive trading.

Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).

Asset Allocation Funds

The asset allocation funds that invest in certain series of Transamerica Funds may own a significant portion of the shares of a Transamerica Funds fund. Transactions by a fund of funds may be disruptive to an underlying Transamerica Fund.

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as the Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

26

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any

27

error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

Investment Policy Changes

A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation funds, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, each separate series of Transamerica Series Trust, may own a significant portion of the shares of a Transamerica fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying Transamerica fund.

Distribution of Shares

Underwriting Agreement

Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.

Other Distribution or Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. These payments are not reflected in the fees and expenses tables included in the prospectus. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by TAM and TCI, and not the Transamerica Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds or sell shares of other series of Transamerica Funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial

28

intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated annual flat fee dollar amount. As of the date of this prospectus, TCI may make revenue sharing payments to brokers and other financial intermediaries equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In 2009, TCI paid flat annual fees ranging from $1,500 to $520,800.

As of December 31, 2009, TCI had such revenue sharing arrangement with at least 23 brokers and other financial intermediaries, of which some of the more significant include: CUSO Financial Services, L.P; Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; Transamerica Financial Advisors (formerly InterSecurities, Inc.); LPL Financial; World Financial Group; Raymond James Financial Services; Morgan Keegan; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; NatCity Investments Inc.; PNC Investments; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services; Wells Fargo Advisors, LLC (formerly Wachovia Securities); Prudential Financial; and UnionBanc Investment Services LLC. For the calendar year ended December 31, 2009, TCI paid or expects to pay approximately $6,394,904 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the calendar year ended December 31, 2009, TCI paid or expects to pay approximately $6,394,904 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $3,500 to $127,379 for a total of $325,878 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein, BlackRock, Clarion, Columbia Management Advisors, Evergreen, Federated, Jennison Associates, JP Morgan, Legg Mason, MFS Investment Management, NATIXIS, PIMCO, Schroeders, Transamerica Investment Management, Van Kampen Investments and Franklin Portfolio Associates.

As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events. For example, representatives of TCI visit brokers and other financial intermediaries and their sales representatives on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where

29

applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

DISTRIBUTIONS AND TAXES

Taxes on Distributions in General

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared. Each fund generally pays any dividends annually. If necessary, each fund may make distributions at other times as well.

The following are guidelines for how certain distributions by a fund are generally taxed to to non-corporate shareholders under current federal income tax law:

•

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•

Distributions designated by the fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.

•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The tax rates in the first two bullets above do not apply to corporate shareholders.

The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax (currently at a 28% rate) on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

30

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.

31

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting Firm, whose report, along with the fund’s financial statements, is included in the October 31, 2009 Annual Report, which is available to you upon request. On April 8, 2010, Ernst & Young LLP, 5 Times Square, New York, NY 10036, became the Trust’s independent registered public accounting firm providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns. Financial Highlights are not included for Transamerica AQR Managed Futures Strategy because this fund had not commenced operations prior to the date of this prospectus.

For a share outstanding throughout each period
	Transamerica Goldman Sachs Commodity Strategy (formerly Transamerica BlackRock Natural Resources)
	October 31, 2009		October 31, 2008	October 31, 2007(a)

Net asset value
Beginning of year	$8.11		$14.11	$10.00

Investment operations
Net investment income (loss)(b)	0.05		0.03	0.04
Net realized and unrealized gain (loss) on investments	1.91		(5.85)	4.07
Total from investment operations	1.96		(5.82)	4.11

Distributions
Net investment income	(0.04)		(0.03)	–
Net realized gains on investments	–	(f)	(0.15)	–
Return of capital	–		–	–
Total distributions	(0.04)		(0.18)	–

Net asset value
End of year	$10.03		$8.11	$14.11

Total return(c)	24.41%		(41.77%)	41.10%	(d)

Net assets end of year	$121,342		$87,252	$156,779

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.89%		0.86%	0.89%	(e)
Before reimbursement/recapture	0.89%		0.86%	0.89%	(e)
Net investment income (loss), to average net assets	0.63%		0.21%	0.39%	(e)
Portfolio turnover rate	5%		4%	7%	(d)

(a)	Commenced operations on January 3, 2007.
(b)	Calculated based on average number of shares outstanding.
(c)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(d)	Not annualized.
(e)	Annualized.

(f)	Rounds to less than $(0.01) or $0.01

32

Notice of Privacy Policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:                This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

33

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

Transamerica Funds

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Fund Services, Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about the funds is contained in the Statement of Additional Information, dated September 30, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about the funds has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the funds is also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds’ website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Funds is 811-04556.

www.transamericafunds.com Sales Support: 1-800-851-7555 Distributor: Transamerica Capital, Inc.

TRANSAMERICA FUNDS
STATEMENT OF ADDITIONAL INFORMATION
September 30, 2010
570 Carillon Parkway
St. Petersburg, Florida 33716
Customer Service (888) 233-4339 (toll free)

TICKER SYMBOLS

Classes

FUNDS	A	B	C	I	P	I2

TRANSAMERICA AEGON HIGH YIELD BOND	IHIYX	INCBX	INCLX	TDHIX	THYPX	None
TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE	None	None	None	None	None	None
TRANSAMERICA AQR MANAGED FUTURES STRATEGY	None	None	None	None	None	None
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO[1]	ICLAX	ICLBX	ICLLX	TACIX	None	None
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO[2]	IAAAX	IAABX	IAALX	TAGIX	None	None
TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO[3]	IMLAX	IMLBX	IMLLX	TMGIX	None	None
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO[4]	IMOAX	IMOBX	IMOLX	TMMIX	None	None
TRANSAMERICA BALANCED	IBALX	IBABX	IBLLX	TBLIX	TABPX	None
TRANSAMERICA BLACKROCK GLOBAL ALLOCATION	None	None	None	None	None	None
TRANSAMERICA BLACKROCK LARGE CAP VALUE	None	None	None	None	None	None
TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY	None	None	None	None	None	None
TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES	None	None	None	None	None	TRSIX
TRANSAMERICA DIVERSIFIED EQUITY	TADAX	TADBX	TADCX	TDEIX	TADPX	None
TRANSAMERICA FEDERATED MARKET OPPORTUNITY	None	None	None	None	None	None
TRANSAMERICA FIRST QUADRANT GLOBAL MACRO	None	None	None	None	None	None
TRANSAMERICA FLEXIBLE INCOME	IDITX	IFLBX	IFLLX	TFXIX	None	None
TRANSAMERICA FOCUS	IALAX	IACBX	ILLLX	TFOIX	TAFPX	None
TRANSAMERICA GOLDMAN SACHS COMMODITY STRATEGY	None	None	None	None	None	None
TRANSAMERICA GROWTH OPPORTUNITIES	ITSAX	ITCBX	ITSLX	TGPIX	TGOPX	None
TRANSAMERICA JENNISON GROWTH	None	None	None	None	None	TJNIX
TRANSAMERICA JPMORGAN CORE BOND	None	None	None	None	None	None
TRANSAMERICA JPMORGAN INTERNATIONAL BOND	None	None	None	None	None	None
TRANSAMERICA JPMORGAN MID CAP VALUE	None	None	None	None	None	None
TRANSAMERICA LOOMIS SAYLES BOND	None	None	None	None	None	None
TRANSAMERICA MFS INTERNATIONAL EQUITY	None	None	None	None	None	None
TRANSAMERICA MONEY MARKET	IATXX	IBTXX	IMLXX	TAMXX	TAPXX	None
TRANSAMERICA MORGAN STANLEY EMERGING MARKETS DEBT	None	None	None	None	None	None
TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH	None	None	None	None	None	None
TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH	None	None	None	None	None	None
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO	IMUAX	None	IMUCX	TASIX	None	None
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO	IMNAX	IMNBX	IMNCX	TMUIX	None	None
TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL	None	None	None	None	None	None
TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS	None	None	None	None	None	None
TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE	None	None	None	None	None	None
TRANSAMERICA PIMCO REAL RETURN TIPS	None	None	None	None	None	None
TRANSAMERICA PIMCO TOTAL RETURN	None	None	None	None	None	None
TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP	None	None	None	None	None	None
TRANSAMERICA SHORT-TERM BOND	ITAAX	None	ITACX	TSTIX	None	None
TRANSAMERICA SMALL/MID CAP VALUE	IIVAX	IIVBX	IIVLX	TSVIX	None	TSMVX
TRANSAMERICA THIRD AVENUE VALUE	None	None	None	None	None	None
TRANSAMERICA THORNBURG INTERNATIONAL VALUE	None	None	None	None	None	None
TRANSAMERICA UBS LARGE CAP VALUE	None	None	None	None	None	None
TRANSAMERICA WMC DIVERSIFIED GROWTH[5]	ITQAX	ITQBX	ITQLX	TETYX	TAEPX	None
TRANSAMERICA WMC EMERGING MARKETS	None	None	None	None	None	TWMCX

Each of the funds listed above is a series of Transamerica Funds (“Transamerica Funds” or the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). All funds, other than Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Focus, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, and Transamerica Morgan Stanley Emerging Markets Debt, are diversified.

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Class I2 prospectus of Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy dated September 30, 2010, as it may be supplemented from time to time, and the Transamerica Funds prospectuses dated March 1, 2010 for each of the other funds and share classes, as they may be further supplemented or revised from time to time. This SAI is incorporated by reference into the prospectuses. The prospectuses and this SAI may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. This SAI sets forth information which may be of interest to shareholders, but which is not necessarily included in the funds’ prospectuses. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, and may be obtained free of charge by writing or calling Transamerica at the above address or telephone number.

1 Class R: ICVRX; 2 Class R: IGWRX; 3 Class R: IMGRX; 4Class R: IMDRX; 5Class T: IEQTX

INVESTMENT OBJECTIVES

The prospectuses discuss the investment objective of each of the funds and the policies each fund employs to achieve its objective. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectuses.

There can be no assurance that a fund will, in fact, achieve its objective. A fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in each prospectus, each fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of each fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval. Each fund has adopted, as applicable, the following fundamental policies:

1. Diversification

Each fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (except Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Focus, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Focus, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value are each currently a “non-diversified company” as that term is defined in the 1940 Act.

2. Borrowing

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. Senior Securities

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Underwriting Securities

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. Real Estate

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Making Loans

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments

Each fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

In addition, with respect to Transamerica AQR Managed Futures Strategy, this limitation will not apply to (i) securities of other investment companies; or (ii) repurchase agreements collaterialized by securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

This restriction shall not apply to Transamerica Goldman Sachs Commodity Strategy’s counterparties in foreign currency transactions. Transamerica Goldman Sachs Commodity Strategy concentrates in the natural resources related industries.

Transamerica Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

8. Commodities

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL POLICIES

Furthermore, certain funds have adopted the following non-fundamental policies, which may be changed by Transamerica Funds’ Board of Trustees of the fund without shareholder approval.

(A) Exercising Control or Management

Except for Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Oppenheimer Small- & Mid-Cap Value, each fund may not invest in companies for the purposes of exercising control or management.

(B) Purchasing Securities on Margin

Transamerica AEGON High Yield Bond, Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica Money Market, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica UBS Large Cap Valueand Transamerica WMC Diversified Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Transamerica BlackRock Large Cap Value may not purchase securities on margin, except (i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C) Illiquid Securities

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities (10% with respect to Transamerica AEGON High Yield Bond and 5% with respect to Transamerica Money Market).

(D) Short Sales

Transamerica AEGON High Yield Bond, Transamerica BlackRock Large Cap Value, Transamerica Growth Opportunities, Transamerica MFS International Equity, Transamerica Money Market, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica UBS Large Cap Value and Transamerica WMC Diversified Growth may not sell securities short, except short sales “against the box.” A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.

Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Goldman Sachs Commodity Strategy and Transamerica Jennison Growth may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) Oil, Gas or Mineral Deposits

Transamerica AEGON High Yield Bond, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Jennison Growth, Transamerica Money Market, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return and Transamerica Short-Term Bond may not invest in interests in oil, gas or other mineral development or exploration programs although they may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) Mortgage or Pledge Securities

Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Balanced, Transamerica Flexible Income, and Transamerica Jennison Growth may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

Transamerica AEGON High Yield Bond and Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33⅓% of the fund’s total assets at the time of borrowing or investment.

Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) Investment in Other Investment Companies

Transamerica AEGON High Yield Bond, Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Growth Opportunities, and Transamerica Jennison Growth may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

Transamerica Diversified Equity and Transamerica JPMorgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Diversified Equity, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Neuberger Berman International may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H) Futures Contracts

Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

Transamerica MFS International Equity and Transamerica Morgan Stanley Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, and Transamerica Jennison Growth may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (“CFTC”) regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

Transamerica AEGON High Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund’s net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund’s net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission (“SEC”) for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as “commodity pool operators” and from certain provisions of Subpart B of Part 4 of the CFTC’s regulations; or (iii) by a state securities commissioner or administrator in one or more of the states in which the fund’s shares have been qualified for public offering.

(I) Foreign Issuers

Transamerica AEGON High Yield Bond, Transamerica Jennison Growth, and Transamerica JPMorgan Core Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(J) Put, Call, Straddle or Spread Options

Transamerica AEGON High Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(K) Real Estate Limited Partnership

Transamerica AEGON High Yield Bond may not invest in real estate limited partnerships.

(L) Additional and Temporary Borrowings

Transamerica MFS International Equity may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(M) Bank Time Deposits

Transamerica AEGON High Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund’s total assets in bank time deposits with maturities from 2 business days through 7 calendar days.

(N) Officers Ownership

Transamerica AEGON High Yield Bond may not purchase or retain the securities of any issuer if, to the fund’s knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

OTHER POLICIES AND PRACTICES OF THE FUNDS

The following investments are subject to all applicable rules and regulations and to limitations as set forth in each fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the prospectuses, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than Transamerica AEGON High Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund’s writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, a fund will effect a “closing purchase transaction” -- the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

A put option written by a fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a fund will realize a gain or loss.

Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance a fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.

Once the decision to write a call option has been made, a fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When a fund purchases put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to a fund at a higher price than its current market value. A fund retains the premium received from writing a put option whether or not the option is exercised.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Options on Foreign Currencies. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect a fund against price movements in the securities that are attributable to other causes.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) a fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the fund’s custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.

Futures Contracts and Options thereon. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.

At the inception of a futures contract, a fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. A fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the funds and their adviser, the funds and the adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). Forward currency contracts are not considered to be an investment in a foreign government for industry concentration purposes.

Except for Transamerica First Quadrant Global Macro, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The funds’ sub-advisers have determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.

Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds’ sub-advisers may use these opportunities to the extent they are consistent with each fund’s investment objective and as are permitted by a fund’s investment limitations and applicable regulatory requirements.

Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

Total Rate of Return Swaps. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Swaptions. A fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

Euro Instruments. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

Special Investment Considerations and Risks. The use of options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”) is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Financial Instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire and in certain instances to hedge against market sectors in which a fund has invested or expects to invest. In addition, a fund’s ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.

The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a fund and even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a closing transaction. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a fund. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a fund with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use Financial Instruments effectively for their intended purposes.

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, such fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

Certain Financial Instruments transactions may have a leveraging effect on the funds, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the funds engage in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the funds.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the fund that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Exchange Rate-Related U.S. Government Securities. To the extent permitted by a fund’s investment policies, a fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

Each fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. A fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Sovereign Debt Securities. Certain funds may invest in securities issued or guaranteed by any country and denominated in any currency. Except for funds that are permitted to invest in emerging markets, these funds expect to generally invest in developed countries. Developed countries include, without limitation, Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain funds will not invest more than 25% of their assets in the securities of supranational entities.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets. Certain funds may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

SHORT SALES

Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Each of Transamerica AQR Mananged Futures Strategy and Transamerica Goldman Sachs Commodity Strategy may also gain exposure to the commodity markets through investments in a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the fund's investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.

INVESTMENTS IN SUBSIDIARY (Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy)

The fund may invest up to 25% of its total assets in the Subsidiary. Investments in the Subsidiary are expected to provide the fund with exposure to the commodity markets. The principal purpose of investment in the Subsidiary is to allow the fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies, as discussed below. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, it is wholly-owned and controlled by the fund. The fund is the sole shareholder of the Subsidiary.

The Subsidiary (unlike the fund) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the fund may invest in commodity-linked derivative instruments and other investments that provide exposure to commodities directly, the fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that the fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

The Subsidiary is advised by TAM and sub-advised by the fund’s sub-adviser. The Subsidiary (unlike the fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments. However, the Subsidiary otherwise is subject to the fund’s investment restrictions and other policies. The fund and Subsidiary test for compliance with the fund’s investment restrictions on a consolidated basis.

The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The fund relies on a private letter ruling from the Internal Revenue Service with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of the fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the fund and its shareholders.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which are generally subject to federal income tax when distributed to a fund’s shareholders. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Federal income tax law requires holders of zero-coupon securities, deferred interest securities, and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even if prior to the receipt of the corresponding cash payment. A fund may also elect to include in income currently any market discount accruing on securities purchased with such market discount. In order to qualify for treatment as a “regulated investment company” under the Code, a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

Certain funds may enter into dollar rolls transactions, pursuant to which a fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed below.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which the funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a fund will receive when these amounts are reinvested. The U.S. government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. See “Income-Producing Securities, Recent Market Events.”

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Certain funds may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

A fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing and/or disposing of asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the funds.

Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party’s ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

In the event that a security is rated by different agencies and receives different ratings from these agencies, unless a fund’s prospectus provides otherwise, a fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. A sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Certain funds may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s Investors Services, Inc. (“Moody’s”) and CC or lower by Standard and Poor’s Ratings Group (“S&P”)) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but a sub-adviser will consider the event in determining whether a fund should continue to hold the security.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 102% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, the fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. A fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions a fund may invest up to 15% (5% for Transamerica Money Market) of its net assets in illiquid securities, including restricted securities that are illiquid.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.

Except where provided otherwise under “Non-Fundamental Policies,” to the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% (10% with respect to Transamerica AEGON High Yield Bond and 5% with respect to Transamerica Money Market) of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The funds’ Board of Trustees has authorized each fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The funds may invest in various types of municipal obligations, including, without limitation, the following:

Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Although dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, dividends of interest income on municipal obligations issued in 2009 and 2010 generally will not be included in the current earnings adjustment.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds. The funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates. Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating Particularly to Municipal Obligations. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

LOANS

A fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

COMMON STOCKS

Subject to its investment restrictions, a fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities. Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Preferred Stocks. Subject to a fund’s investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the funds might invest.

Master Limited Partnerships. A fund may invest in Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in ‘‘event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.’’ If a trigger event occurs, a fund may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.

All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable fund a valid, perfected security interest in the collateral.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

A fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

Subject to its investment restrictions, a fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds’ custodian to cover its obligation under the agreement. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if a fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

At times a fund’s sub-advisers may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

CERTAIN OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

Corporate Debt Securities. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

International Agency Obligations. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, a fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S.

banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. A fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

Variable- or Floating-Rate Securities. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds’ portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds’ policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of a fund’s portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. In addition, the funds publish their top ten holdings (except Class I share holdings) on their website generally within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser’s compliance department or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds’ policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of each fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises each respective fund’s investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund’s average daily net assets). The table below lists those percentages by fund.

Fund Name	Percentage of Average Daily Net Assets

Transamerica AEGON High Yield Bond	0.59% of the first $400 million 0.575% over $400 million up to $750 million 0.55% in excess of $750 million

Transamerica AllianceBernstein International Value	0.88% of the first $200 million 0.81% over $200 million up to $500 million 0.77% in excess of $500 million

Transamerica Asset Allocation – Conservative Portfolio	0.10%
Transamerica Asset Allocation – Growth Portfolio	0.10%

Transamerica Asset Allocation – Moderate Growth Portfolio	0.10%
Transamerica Asset Allocation – Moderate Portfolio	0.10%

Fund Name	Percentage of Average Daily Net Assets

Transamerica AQR Managed Futures Strategy	1.10% of the first $500 million 1.05% in excess of $500 million

Transamerica Balanced	0.75% of the first $500 million 0.65% over $500 million up to $1 billion 0.60% in excess of $1 billion

Transamerica BlackRock Global Allocation	0.80% of the first $100 million 0.72% in excess of $100 million

Transamerica BlackRock Large Cap Value	0.80% of the first $250 million 0.775% over $250 million up to $750 million 0.75% in excess of $750 million

Transamerica BNY Mellon Market Neutral Strategy	1.40%

Transamerica Clarion Global Real Estate Securities	0.80% of the first $250 million 0.775% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.65% in excess of $1 billion

Transamerica Diversified Equity	0.73% for the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion

Transamerica Federated Market Opportunity	0.85% of the first $30 million 0.80% over $30 million up to $50 million 0.70% over $50 million up to $500 million 0.675% over $500 million up to $750 million 0.65% in excess of $750 million

Transamerica First Quadrant Global Macro	1.40% of the first $150 million 1.30% over $150 million up to $300 million 1.20% in excess of $300 million

Transamerica Flexible Income	0.475% of the first $250 million 0.425% over $250 million up to $350 million 0.40% in excess of $350 million

Transamerica Focus	0.80% of the first $500 million 0.675% in excess of $500 million

Transamerica Goldman Sachs Commodity Strategy	0.61% of the first $200 million 0.59% over $200 million up to $1 billion 0.56% in excess of $1 billion

Transamerica Growth Opportunities	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.70% in excess of $500 million

Transamerica Jennison Growth	0.80% of the first $250 million 0.775% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.675% over $1 billion up to $1.5 billion 0.65% in excess of $1.5 billion

Transamerica JPMorgan Core Bond	0.45% of the first $750 million 0.40% over $750 million up to $1 billion 0.375% in excess of $1 billion

Transamerica JPMorgan International Bond	0.55% of the first $100 million
0.52% over $100 million up to $250 million
0.51% over $250 million up to $500 million
0.50% over $500 million up to $1 billion
0.47% in excess of $1 billion

Fund Name	Percentage of Average Daily Net Assets
Transamerica JPMorgan Mid Cap Value	0.85% of the first $100 million 0.80% in excess of $100 million

Transamerica Loomis Sayles Bond	0.675% of the first $200 million 0.625% over $200 million up to $750 million 0.60% in excess of $750 million

Transamerica MFS International Equity	0.90% of the first $250 million 0.875% over $250 million up to $500 million 0.85% over $500 million up to $1 billion 0.80% in excess of $1 billion

Transamerica Money Market	0.40%

Transamerica Morgan Stanley Emerging Markets Debt	0.95% of the first $250 million 0.85% over $250 million up to $500 million 0.80% in excess of $500 million

Transamerica Morgan Stanley Mid-Cap Growth	0.80% of the first $1 billion 0.775% in excess of $1 billion

Transamerica Morgan Stanley Small Company Growth	0.95% of the first $500 million 0.85% in excess of $500 million

Transamerica Multi-Manager Alternative	0.20% of the first $500 million 0.19% over $500 million up to $1 billion 0.18% in excess of $1 billion
Strategies Portfolio

Transamerica Multi-Manager International Portfolio	0.10%

Transamerica Neuberger Berman International	1.00% of the first $100 million 0.95% in excess of $100 million

Transamerica Oppenheimer Developing Markets	1.20% of the first $50 million 1.15% over $50 million up to $200 million 1.10% over $200 million up to $500 million 1.05% in excess of $500 million

Transamerica Oppenheimer Small- & Mid-Cap Value	0.95% of the first $100 million 0.90% over $100 million up to $250 million 0.85% over $250 million up to $500 million 0.825% in excess of $500 million

Transamerica PIMCO Real Return TIPS	0.70% of the first $250 million 0.65% over $250 million up to $750 million 0.60% over $750 million up to $1 billion 0.55% in excess of $1 billion

Transamerica PIMCO Total Return	0.675% of the first $250 million 0.65% over $250 million up to $750 million 0.60% in excess of $750 million

Transamerica Schroders International Small Cap	1.07% of the first $300 million 1.00% in excess of $300 million

Transamerica Short-Term Bond	0.55% of the first $250 million 0.50% over $250 million up to $500 million 0.475% over $500 million up to $1 billion 0.45% in excess of $1 billion

Transamerica Small/Mid Cap Value	0.80% of the first $500 million 0.75% in excess of $500 million

Transamerica Third Avenue Value	0.80%

Fund Name	Percentage of Average Daily Net Assets
Transamerica Thornburg International Value	1.10% of the first $100 million 1.00% over $100 million up to $300 million 0.95% in excess of $300 million

Transamerica UBS Large Cap Value

0.82% of the first $200 million
0.76% over $200 million up to $400 million
0.74% over $400 million up to $750 million
0.71% over $750 million up to $1 billion
0.67% over $1 billion up to $1.5 billion
0.62% in excess of $1.5 billion

Transamerica WMC Diversified Growth	0.73% of the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion

Transamerica WMC Emerging Markets	1.15% of the first $300 million
1.10% in excess of $300 million

Advisory Agreement

For each fund, the duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement for each fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of each fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

Expense Limitation

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses, and, in the case of the funds for which Morningstar Associates, LLC serves as portfolio construction manager, “acquired fund fees and expenses” (as this term is defined for regulatory purposes), exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (“expense cap”). Certain funds may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (“36-month reimbursement”), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement and can be terminated by the funds’ Board of Trustees at any time. The funds currently included in the agreement are listed as follows:

Funds included in the 36-month reimbursement arrangements:

Transamerica AEGON High Yield Bond*	Transamerica JPMorgan Mid Cap Value
Transamerica AllianceBernstein International Value*	Transamerica Loomis Sayles Bond
Transamerica Asset Allocation – Conservative Portfolio	Transamerica Money Market
Transamerica Asset Allocation – Growth Portfolio	Transamerica Morgan Stanley Emerging Markets Debt
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Morgan Stanley Mid-Cap Growth*
Transamerica Asset Allocation – Moderate Portfolio	Transamerica JPMorgan International Bond*

Transamerica AQR Managed Futures Strategy	Transamerica Morgan Stanley Small Company Growth
Transamerica Balanced	Transamerica Multi-Manager International Portfolio*
Transamerica BlackRock Global Allocation*	Transamerica Neuberger Berman International*
Transamerica BlackRock Large Cap Value	Transamerica Oppenheimer Developing Markets*
Transamerica BNY Mellon Market Neutral Strategy	Transamerica Oppenheimer Small- & Mid-Cap Value
Transamerica Diversified Equity	Transamerica Schroders International Small Cap
Transamerica Federated Market Opportunity*	Transamerica Short-Term Bond
Transamerica First Quadrant Global Micro	Transamerica Small/Mid Cap Value
Transamerica Flexible Income	Transamerica Third Avenue Value
Transamerica Focus*	Transamerica Thornburg International Value
Transamerica Goldman Sachs Commodity Strategy	Transamerica UBS Large Cap Value
Transamerica Growth Opportunities*	Transamerica WMC Diversified Growth*
Transamerica JPMorgan Core Bond	Transamerica WMC Emerging Markets

*	The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

The applicable expense caps for each of the funds are listed in the following table.

Fund Name	Expense Cap
	CLASS A, B, C, I, I2, R and T	CLASS P
Transamerica AEGON High Yield Bond	1.24%	0.90	%*
Transamerica AllianceBernstein International Value	1.13%	N/A
Transamerica Asset Allocation – Conservative Portfolio	0.45%	N/A
Transamerica Asset Allocation – Growth Portfolio	0.45%	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	0.45%	N/A
Transamerica Asset Allocation – Moderate Portfolio	0.45%	N/A
Transamerica AQR Managed Futures Strategy	1.45%	N/A
Transamerica Balanced	1.45%	1.10	%*
Transamerica BlackRock Global Allocation	1.00%	N/A
Transamerica BlackRock Large Cap Value	1.00%	N/A
Transamerica BNY Mellon Market Neutral Strategy	1.65%**	N/A
Transamerica Clarion Global Real Estate Securities	N/A	N/A
Transamerica Diversified Equity	1.17%	1.15	%*
Transamerica Federated Market Opportunity	1.05%	N/A
Transamerica First Quadrant Global Macro	1.65%	N/A
Transamerica Flexible Income	1.35%†	N/A
Transamerica Focus	1.20%	1.40	%*
Transamerica Goldman Sachs Commodity Strategy	1.00%	N/A
Transamerica Growth Opportunities	1.40%	1.40	%*
Transamerica Jennison Growth	N/A	N/A
Transamerica JPMorgan Core Bond	0.70%	N/A
Transamerica JPMorgan International Bond	0.75%	N/A
Transamerica JPMorgan Mid Cap Value	1.05%	N/A
Transamerica Loomis Sayles Bond	0.88%	N/A
Transamerica MFS International Equity	N/A	N/A
Transamerica Money Market	0.48%	0.48%
Transamerica Morgan Stanley Emerging Markets Debt	1.15%	N/A
Transamerica Morgan Stanley Mid-Cap Growth	1.00%	N/A
Transamerica Morgan Stanley Small Company Growth	1.15%	N/A
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55%	N/A
Transamerica Multi-Manager International Portfolio	0.45%	N/A
Transamerica Neuberger Berman International	1.25%	N/A
Transamerica Oppenheimer Developing Markets	1.45%	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15%	N/A
Transamerica PIMCO Real Return TIPS	N/A	N/A
Transamerica PIMCO Total Return	N/A	N/A
Transamerica Schroders International Small Cap	1.27%	N/A
Transamerica Short-Term Bond	0.85%†	N/A
Transamerica Small/Mid Cap Value	1.40%	N/A
Transamerica Third Avenue Value	1.00%	N/A
Transamerica Thornburg International Value	1.35%	N/A
Transamerica UBS Large Cap Value	1.02%	N/A
Transamerica WMC Diversified Growth	1.17%	1.15	%*
Transamerica WMC Emerging Markets	1.40%	N/A

*	The expense caps for Class P shares are inclusive of 12b-1 fees.
**	Exclusive of dividend expense on short sales.

†

The Investment Adviser has agreed to further reduce Fund Operating Expenses by waiving 0.10% of the 0.35% 12b-1 fee for one year through March 1, 2011, as applicable to Class A shares of Transamerica Short-Term Bond and Class A shares of Transamerica Flexible Income.

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the funds paid to TAM, and reimbursements by TAM to the funds, if any, for the fiscal years ended October 31, 2009, 2008, and 2007.

	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
Fund Name	2009	2008	2007	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$2,703,457	$2,651,881	$2,298,026	—	—	—
Transamerica AllianceBernstein International Value	$2,147,626	$3,857,282	$3,610,558	—	—	—
Transamerica Asset Allocation – Conservative Portfolio	$793,107	$781,360	$601,349	—	—	—
Transamerica Asset Allocation – Growth Portfolio	$1,363,628	$2,097,266	$2,025,855	—	—	—
Transamerica Asset Allocation – Moderate Growth Portfolio	$2,630,950	$3,704,481	$3,494,375	—	—	—
Transamerica Asset Allocation – Moderate Portfolio	$1,656,957	$2,089,670	$1,928,772	—	—	—
Transamerica AQR Managed Futures Strategy (2)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced	$727,713	$1,209,771	$1,561,291	—	—	—
Transamerica BlackRock Global Allocation	$2,983,807	$3,634,197	$3,458,499	—	—	—
Transamerica BlackRock Large Cap Value	$3,579,172	$4,449,598	$4,455,741	—	—	—
Transamerica BNY Mellon Market Neutral Strategy	$1,304,256	$1,711,511	$1,200,949	—	—	—
Transamerica Clarion Global Real Estate Securities	$1,784,281	$2,617,707	$2,750,825	—	—	—
Transamerica Diversified Equity(3)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Federated Market Opportunity	$634,988	$562,713	$435,469	—	—	—
Transamerica First Quadrant Global Macro(4)	$1,477,872	$2,849,670	$2,192,255	—	—	—
Transamerica Flexible Income	$1,039,057	$2,534,660	$2,684,404	—	—	—
Transamerica Focus(5)	$412,475	$981,445	$1,553,398	$114,113	$40,984	$6,543
Transamerica Goldman Sachs Commodity Strategy(6)	$721,398	$1,199,467	$748,557	—	—	—
Transamerica Growth Opportunities	$995,979	$2,076,760	$2,500,877	$272,999	$57,831	$40,709
Transamerica Jennison Growth	$2,260,275	$1,667,161	$1,229,857	—	—	—
Transamerica JPMorgan Core Bond(7)	$292,334	N/A	N/A	—	N/A	N/A
Transamerica JPMorgan International Bond	$3,543,411	$4,122,933	$3,644,107	—	—	—
Transamerica JPMorgan Mid Cap Value	$1,256,880	$1,888,901	$2,159,897	—	—	—
Transamerica Loomis Sayles Bond	$4,252,892	$4,102,549	$1,336,154	—	—	—
Transamerica MFS International Equity	$1,753,906	$270,572	$232,693	—	—	$57,865
Transamerica Money Market	$423,492	$411,077	$217,323	$739,760	$410,827	$472,471
Transamerica Morgan Stanley Emerging Markets Debt (8)	$3,215,178	$3,209,724	$3,077,001	—	—	—
Transamerica Morgan Stanley Mid-Cap Growth (8)	$1,231,466	$1,022,708	$696,926	—	—	—
Transamerica Morgan Stanley Small Company Growth(8)	$758,188	$1,287,001	$1,914,635	—	—	—
Transamerica Multi-Manager Alternative Strategies Portfolio	$366,494	$328,975	$(67,601)	—	—	$129,061
Transamerica Multi-Manager International Portfolio	$236,001	$425,974	$284,952	—	—	—
Transamerica Neuberger Berman International	$3,137,089	$5,176,051	$4,833,389	—	—	—
Transamerica Oppenheimer Developing Markets	$4,193,933	$6,564,617	$5,450,708	—	—	—
Transamerica Oppenheimer Small- & Mid-Cap Value	$2,076,086	$1,655,664	$1,272,746	—	—	—
Transamerica PIMCO Real Return TIPS	$4,529,651	$4,962,219	$4,335,274	—	—	—
Transamerica PIMCO Total Return	$3,549,508	$3,876,872	$3,143,961	—	—	—
Transamerica Schroders International Small Cap(9)	$2,234,412	$897,566	N/A	—	$26,424	N/A

	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
Fund Name	2009	2008	2007	2009	2008	2007
Transamerica Short-Term Bond	$4,074,253	$3,521,430	$3,125,766	$490,618	—	—
Transamerica Small/Mid Cap Value	$2,442,042	$5,769,030	$4,623,632	—	—	—
Transamerica Third Avenue Value	$2,938,980	$4,345,379	$2,647,137	—	—	—
Transamerica Thornburg International Value(10)	$2,392,447	$74,205	N/A	—	$44,927	N/A
Transamerica UBS Large Cap Value	$5,096,212	$6,146,075	$5,135,922	—	—	—
Transamerica WMC Diversified Growth(11)	$5,955,194	$11,025,065	$12,204,843	$620,702	$54,126	$75,203
Transamerica WMC Emerging Markets(10)	$1,231,045	$18,941	N/A	$33,863	$55,328	N/A

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.

(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.
(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

Organization and Management of Subsidiary (Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy)

As discussed in “Other Investment Policies and Practices of the Funds” above, each of Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Each Subsidiary’s affairs are overseen by a board consisting of one director, John K. Carter. Mr. Carter is also a trustee and officer of the funds and an officer of TAM, and his biography is listed below.

Each Subsidiary has entered into a separate investment advisory agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each advisory and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees’ approval of and the terms, continuance and termination of the advisory and sub-advisory agreements are governed by the 1940 Act.

Under its investment advisory agreement, each Subsidiary will pay an advisory fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the advisory fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its advisory fee with respect to each fund in an amount equal to the advisory fee paid by the applicable Subsidiary.

SUB-ADVISERS

AEGON USA Investment Management, LLC (“AUIM”), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to Transamerica AEGON High Yield Bond pursuant to a sub-advisory agreement with TAM.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, NY 10105, serves as sub-adviser to Transamerica AllianceBernstein International Value pursuant to a sub-advisory agreement with TAM.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, serves as sub-adviser to Transamerica AQR Managed Futures Strategy pursuant to a sub-advisory agreement with TAM.

BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to Transamerica BlackRock Global Allocation and Transamerica BlackRock Large Cap Value pursuant to a sub-advisory agreement with TAM.

Federated Equity Management Company of Pennsylvania (“Federated”), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as sub-adviser to Transamerica Federated Market Opportunity pursuant to a sub-advisory agreement with TAM.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as sub-adviser to Transamerica First Quadrant Global Macro pursuant to a sub-advisory agreement with TAM.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as sub-adviser to Transamerica Goldman Sachs Commodity Strategy pursuant to a sub-advisory agreement with TAM.

ING Clarion Real Estate Securities, LLC (“Clarion”), located at 201 King of Prussia Road, Suite 600 Radnor, PA 19087, serves as sub-adviser to Transamerica Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TAM.

Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Jennison Growth pursuant to a sub-advisory agreement with TAM.

J.P. Morgan Investment Management Inc. (“JPMorgan”), located at 245 Park Avenue, New York, NY 10167, serves as sub-adviser to Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond and Transamerica JPMorgan Mid Cap Value pursuant to a sub-advisory agreement with TAM.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to Transamerica Loomis Sayles Bond pursuant to a sub-advisory agreement with TAM.

Mellon Capital Management Corporation (“BNY Mellon”), located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105, serves as sub-adviser to Transamerica BNY Mellon Market Neutral Strategy pursuant to a sub-advisory agreement with TAM.

MFS Investment Management (“MFS”), located at 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to Transamerica MFS International Equity pursuant to a sub-advisory agreement with TAM.

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth pursuant to a sub-advisory agreement with TAM.

Neuberger Berman Management LLC (“Neuberger Berman”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as sub-adviser to Transamerica Neuberger Berman International pursuant to a sub-advisory agreement with TAM.

OppenheimerFunds, Inc. (“Oppenheimer”), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, serves as sub-adviser to Transamerica Oppenheimer Developing Markets and Transamerica Oppenheimer Small- & Mid-Cap Value pursuant to sub-advisory agreements with TAM.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return and pursuant to sub-advisory agreements with TAM.

Schroder Investment Management North America Inc. (“Schroders”), located at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, serves as sub-adviser to Transamerica Schroders International Small Cap, pursuant to a sub-advisory agreement with TAM.

Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, 32nd Floor, New York, NY 10017-2023, serves as sub-adviser to Transamerica Third Avenue Value, pursuant to a sub-advisory agreement with TAM.

Thornburg Investment Management, Inc. (“Thornburg”), located at 2300 Ridgetop Road, Santa Fe, NM 87506, serves as sub-adviser to Transamerica Thornburg International Value, pursuant to a sub-advisory agreement with TAM.

Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to Transamerica Balanced, Transamerica Diversified Equity, Transamerica Flexible Income, Transamerica Focus, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Short-Term Bond, and Transamerica Small/Mid Cap Value pursuant to sub-advisory agreements with TAM.

UBS Global Asset Management (Americas) Inc. (“UBS”), located at One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to Transamerica UBS Large Cap Value pursuant to a sub-advisory agreement with TAM.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, MA 02109, serves as sub-adviser to Transamerica WMC Diversified Growth and Transamerica WMC Emerging Markets pursuant to a sub-advisory agreement with TAM.

The sub-advisers may also serve as sub-advisers to certain portfolios of Transamerica Series Trust (“TST”) and Transamerica Partners Portfolios (“TPP”), registered investment companies. They may be referred to herein collectively as the “sub-advisers” and individually as a “sub-adviser.”

TAM, and not the funds, pays the sub-advisers for their services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica AEGON High Yield Bond*	AUIM	0.28% of the first $400 million
0.25% over $400 million up to $750 million
0.20% in excess of $750 million

Transamerica AllianceBernstein International Value	Alliance	0.45% of the first $200 million
0.36% over $200 million up to $500 million
0.32% in excess of $500 million

Transamerica AQR Managed Futures Strategy	AQR	0.65% of the first $500 million
0.60% in excess of $500 million

Transamerica Balanced	TIM	0.35% of the first $250 million
0.325% over $250 million up to $500 million
0.30% over $500 million up to $1.5 billion
0.25% in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica BlackRock Global Allocation	BlackRock	0.44% of the first $100 million
0.32% in excess of $100 million

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica BlackRock Large Cap Value*	BlackRock	0.35% of the first $250 million
0.325% over $250 million up to $750 million
0.30% over $750 million up to $1 billion
0.25% in excess of $1 billion

Transamerica BNY Mellon Market Neutral Strategy	BNY Mellon	0.90%

Transamerica Clarion Global Real Estate Securities	Clarion	0.40% of the first $250 million
0.375% over $250 million up to $500 million
0.35% over $500 million up to $1 billion
0.30% in excess of $1 billion

Transamerica Diversified Equity†	TIM	0.35% of the first $500 million
0.30% over $500 million up to $2.5 billion
0.25% in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Federated Market Opportunity	Federated	0.50% of the first $30 million
0.35% over $30 million up to $50 million
0.25% over $50 million up to $500 million
0.225% over $500 million up to $750 million
0.20% in excess of $750 million

Transamerica First Quadrant Global Macro	First Quadrant	0.75%

Transamerica Flexible Income	TIM	0.175% of the first $250 million
0.125% over $250 million up to $350 million
0.0875% in excess of $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Focus*	TIM	0.425% of the first $100 million
0.40% over $100 million up to $500 million
0.35% in excess of $500 million

Transamerica Goldman Sachs Commodity Strategy	GSAM	0.25% of the first $200 million
0.23% over $200 million up to $1 billion
0.20% in excess of $1 billion

Transamerica Growth Opportunities	TIM	0.40% of the first $100 million
0.35% in excess of $100 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Jennison Growth*	Jennison	0.40% of the first $250 million
0.35% over $250 million up to $500 million
0.30% over $500 million up to $1 billion
0.25% over $1 billion up to $1.5 billion
0.20% in excess of $1.5 billion

Transamerica JPMorgan Core Bond	JPMorgan	0.20% of the first $750 million
0.175% over $750 million up to $1 billion
0.15% in excess of $1 billion

Transamerica JPMorgan International Bond	JPMorgan	0.20% of the first $100 million
0.17% over $100 million up to $250 million
0.16% over $250 million up to $500 million
0.15% over $500 million $1 billion
0.12% in excess of $1 billion

Transamerica JPMorgan Mid Cap Value	JPMorgan	0.40%

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.
†

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust, which will commence operations May 1, 2010.

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica Loomis Sayles Bond	Loomis	0.325% of the first $200 million
0.30% in excess of $200 million

Transamerica MFS International Equity*	MFS	0.45% of the first $250 million
0.425% over $250 million up to $500 million
0.40% over $500 million up to $1 billion
0.375% in excess of $1 billion

Transamerica Money Market	TIM	0.15%

Transamerica Morgan Stanley Emerging Markets Debt	MSIM	0.45% of the first $250 million 0.35% in excess of $250 million

Transamerica Morgan Stanley Mid-Cap Growth	MSIM	0.40% of the first $1 billion 0.375% in excess of $1 billion

Transamerica Morgan Stanley Small Company Growth	MSIM	0.45% of the first $500 million
0.40% in excess of $500 million

Transamerica Neuberger Berman International	Neuberger Berman	0.50% of the first $100 million 0.45% in excess of $100 million

Transamerica Oppenheimer Developing Markets	Oppenheimer	0.70% of the first $50 million
0.65% over $50 million up to $200 million
0.60% over $200 million up to $500 million
0.55% in excess of $500 million

Transamerica Oppenheimer Small- & Mid-Cap Value	Oppenheimer	0.40% of the first $250 million
0.375% over $250 up to $500 million
0.35% in excess of $500 million

Transamerica PIMCO Real Return TIPS	PIMCO	0.25% of the first $1 billion
0.20% in excess of $1 billion

Transamerica PIMCO Total Return**	PIMCO	0.25% of the first $1 billion
0.225% in excess of $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis

Transamerica Schroders International Small Cap	Schroders	0.60% of the first $300 million
0.55% in excess of $300 million

Transamerica Short-Term Bond	TIM	0.25% of the first $250 million
0.20% over $250 million up to $500 million
0.175% over $500 up to $1 billion
0.15% in excess of $1 billion

Transamerica Small/Mid Cap Value	TIM	0.375% of the first $500 million
0.325% in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Third Avenue Value	Third Avenue	0.40%

Transamerica Thornburg International Value***	Thornburg	0.425% of the first $500 million
0.40% in excess of $500 million

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.
**

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return, Transamerica PIMCO Total Return VP and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return and Transamerica PIMCO Total Return VP.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners International Equity Portfolio, also sub-advised by Thornburg.

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica UBS Large Cap Value	UBS	0.32% of the first $400 million
0.30% over $400 million up to $750 million
0.27% over $750 up to $1 billion
0.25% over $1 billion up to $1.5 billion
0.20% in excess of $1.5 billion

Transamerica WMC Diversified Growth††	Wellington Management	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion

Transamerica WMC Emerging Markets	Wellington Management	0.70%

††

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the fiscal years ended October 31, 2009, 2008, and 2007:

(Net of Fees Reimbursed)

Fund Name	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$1,268,713	$1,246,566	$1,090,487
Transamerica AllianceBernstein International Value	$1,071,209	$1,831,558	$1,722,413
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	N/A
Transamerica Balanced	$318,374	$529,275	$683,065
Transamerica BlackRock Global Allocation	$1,410,581	$1,699,643	$1,621,555
Transamerica BlackRock Large Cap Value	$1,455,705	$1,798,090	$1,793,062
Transamerica BNY Mellon Market Neutral Strategy	$838,451	$1,100,257	$772,036
Transamerica Clarion Global Real Estate Securities	$891,086	$1,298,745	$1,363,303
Transamerica Diversified Equity(3)	N/A	N/A	N/A
Transamerica Federated Market Opportunity	$298,567	$272,755	$224,939
Transamerica First Quadrant Global Macro(4)	$897,091	$1,707,502	$1,313,910
Transamerica Flexible Income	$429,955	$998,657	$1,024,991
Transamerica Focus(5)	$270,554	$521,707	$792,450
Transamerica Goldman Sachs Commodity Strategy(6)	$360,699	$599,733	$374,278
Transamerica Growth Opportunities	$470,255	$972,822	$1,145,096
Transamerica Jennison Growth	$1,028,055	$794,435	$602,845
Transamerica JPMorgan Core Bond(7)	$129,926	N/A	N/A
Transamerica JPMorgan International Bond	$1,136,525	$1,310,379	$1,166,731
Transamerica JPMorgan Mid Cap Value	$603,440	$919,450	$1,054,949
Transamerica Loomis Sayles Bond	$2,044,418	$1,971,223	$642,724
Transamerica MFS International Equity	$880,015	$138,942	$149,205
Transamerica Money Market	$436,219	$308,214	$258,673
Transamerica Morgan Stanley Emerging Markets Debt(8)	$1,470,955	$1,468,710	$1,422,850
Transamerica Morgan Stanley Mid-Cap Growth(8)	$615,733	$511,354	$348,463
Transamerica Morgan Stanley Small Company Growth(8)	$359,142	$609,632	$906,933
Transamerica Neuberger Berman International	$1,512,304	$2,478,129	$2,315,816
Transamerica Oppenheimer Developing Markets	$2,344,139	$3,619,556	$3,029,931
Transamerica Oppenheimer Small- & Mid-Cap Value	$900,241	$713,628	$543,595
Transamerica PIMCO Real Return TIPS	$1,694,099	$1,862,452	$1,619,333
Transamerica PIMCO Total Return	$1,341,157	$1,467,066	$1,181,158
Transamerica Schroders International Small Cap(9)	$1,250,464	$518,125	N/A
Transamerica Short-Term Bond	$1,556,885	$1,245,653	$1,120,587
Transamerica Small/Mid Cap Value	$1,144,546	$2,641,536	$2,145,020
Transamerica Third Avenue Value	$1,469,490	$2,172,689	$1,323,568
Transamerica Thornburg International Value(10)	$980,000	$70,359	N/A
Transamerica UBS Large Cap Value	$2,059,989	$2,479,622	$2,079,770
Transamerica WMC Diversified Growth(11)	$2,484,708	$4,423,815	$4,780,779
Transamerica WMC Emerging Markets(10)	$769,944	$45,207	N/A

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009. Fees shown prior to this date were paid to a predecessor sub-adviser.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Fees shown prior to this date were paid to a predecessor sub-adviser.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.

(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007. Fees shown prior to this date were paid to a predecessor sub-adviser.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Affiliated Sub-adviser – Potential Conflicts of Interest.

As described above, TAM has selected TIM and AUIM each to serve as a sub-adviser to certain of the funds. TIM, AUIM and TAM are affiliated entities, both of which are indirectly controlled by AEGON NV. Advisory arrangements involving affiliated sub-advisers may present certain potential conflicts of interest. For each fund sub-advised by TIM and AUIM, AEGON NV may indirectly benefit from the net advisory fee retained by TAM as well as from the sub-advisory fee paid by the TAM to TIM and AUIM. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders (i) when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund and (ii) in the case of a fund that is sub-advised by both TIM and an unaffiliated sub-adviser, or both AUIM and an unaffiliated sub-adviser, when allocating fund assets among the fund’s sub-advisers. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of TAM, TIM, AUIM and AEGON NV, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Information about each Fund’s Portfolio Managers

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar Associates”) located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio (the “Asset Allocation funds”). For the fiscal years ended October 31, 2009, 2008, and 2007, TAM paid Morningstar Associates the following amounts:

	October 31
Fund Name	2009	2008	2007

Transamerica Asset Allocation – Conservative Portfolio	$793,107	$781,360	$601,350
Transamerica Asset Allocation – Growth Portfolio	$1,363,628	$2,097,266	$2,025,855
Transamerica Asset Allocation – Moderate Portfolio	$1,656,957	$2,089,670	$1,928,773
Transamerica Asset Allocation – Moderate Growth Portfolio	$2,630,950	$3,704,481	$3,494,376
Transamerica Multi-Manager Alternative Strategies Portfolio	$366,494	$328,975	$61,460
Transamerica Multi-Manager International Portfolio	$236,001	$425,974	$284,952

TAM compensates Morningstar Associates 0.10% of the average daily net assets of each fund, except for Transamerica Multi-Manager

Alternative Strategies Portfolio, which receives 0.20% of the first $500 million of average daily net assets; 0.19% over $500 million up to $1 billion of average daily net assets; and 0.18% of average net assets over $1 billion. Compensation is paid on a monthly basis.

DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in each fund’s prospectus.

UNDERWRITING COMMISSION

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2009	2008	2007	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$354,627	$87,788	$124,081	$64,251	$17,769	$25,290
Transamerica AllianceBernstein International Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$2,422,552	$2,846,849	$1,830,007	$393,512	$481,348	$313,801
Transamerica Asset Allocation – Growth Portfolio	$2,688,248	$4,950,893	$6,221,131	$409,245	$773,070	$989,518
Transamerica Asset Allocation – Moderate Growth Portfolio	$5,239,354	$9,619,298	$11,055,487	$806,684	$1,555,217	$1,798,570
Transamerica Asset Allocation – Moderate Portfolio	$4,040,937	$5,192,761	$5,077,344	$641,077	$856,228	$841,679
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced	$45,559	$64,623	$74,631	$6,967	$10,062	$11,642
Transamerica BlackRock Global Allocation	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica BlackRock Large Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica BNY Mellon Market Neutral Strategy	N/A	N/A	$0	N/A	N/A	N/A
Transamerica Clarion Global Real Estate Securities	N/A	$0	$0	N/A	$0	$0
Transamerica Diversified Equity(3)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Federated Market Opportunity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica First Quadrant Global Macro(4)	N/A	N/A	$0	N/A	N/A	N/A
Transamerica Flexible Income	$99,829	$35,634	$38,362	$18,970	$7,038	$7,671
Transamerica Focus(5)	$28,169	$42,063	$70,780	$4,306	$6,456	$11,047
Transamerica Goldman Sachs Commodity Strategy(6)	N/A	N/A	$0	N/A	N/A	N/A
Transamerica Growth Opportunities	$45,654	$76,457	$99,174	$6,824	$11,928	$15,265
Transamerica Jennison Growth	N/A	$0	$0	N/A	$0	$0
Transamerica JPMorgan Core Bond(7)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica JPMorgan International Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica JPMorgan Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	N/A	N/A	$0	N/A	N/A	N/A
Transamerica MFS International Equity	N/A	$0	$0	N/A	$0	$0
Transamerica Money Market	$0	$0	$0	$0	$0	$0
Transamerica Morgan Stanley Emerging Markets Debt(8)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Mid-Cap Growth(8)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Small Company Growth(8)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Manager Alternative Strategies Portfolio	$548,145	$1,157,228	$813,248	$83,079	$182,072	$129,645
Transamerica Multi-Manager International Portfolio	$244,847	$837,540	$1,477,318	$37,420	$131,791	$228,132
Transamerica Neuberger Berman International	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Developing Markets	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica PIMCO Real Return TIPS	N/A	$0	$0	N/A	$0	$0

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2009	2008	2007	2009	2008	2007
Transamerica PIMCO Total Return	N/A	$0	$0	N/A	$0	$0
Transamerica Schroders International Small Cap(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Short-Term Bond	$1,451,500	$33,313	N/A	$288,843	$6,425	N/A
Transamerica Small/Mid Cap Value	$346,795	$1,098,994	$296,392	$51,813	$165,002	$45,732
Transamerica Third Avenue Value	N/A	N/A	$0	N/A	N/A	N/A
Transamerica Thornburg International Value(10)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Growth(11)	$259,791	$408,325	$543,912	$39,022	$61,859	$82,373
Transamerica WMC Emerging Markets(10)	N/A	N/A	N/A	N/A	N/A	N/A

	For the Period Ended October 31, 2009
Fund Name	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica AEGON High Yield Bond(1)	$64,251	$14,818	$0	$(50,133)
Transamerica AllianceBernstein International Value	N/A	N/A	$0	N/A
Transamerica Asset Allocation-Conservative Portfolio	$393,512	$426,349	$0	$654,975
Transamerica Asset Allocation-Growth Portfolio	$409,245	$586,180	$0	$1,717,374
Transamerica Asset Allocation-Moderate Growth Portfolio	$806,684	$1,088,140	$0	$4,159,742
Transamerica Asset Allocation-Moderate Portfolio	$641,077	$683,365	$0	$1,432,198
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	$0	N/A
Transamerica Balanced	$6,967	$18,423	$0	$215,065
Transamerica BlackRock Global Allocation	N/A	N/A	N/A	N/A
Transamerica BlackRock Large Cap Value	N/A	N/A	N/A	N/A
Transamerica BNY Mellon Market Neutral Strategy	N/A	N/A	N/A	N/A
Transamerica Clarion Global Real Estate Securities	N/A	N/A	N/A	N/A
Transamerica Diversified Equity(3)	N/A	N/A	N/A	N/A
Transamerica Federated Market Opportunity	N/A	N/A	N/A	N/A
Transamerica First Quadrant Global Macro(4)	N/A	N/A	N/A	N/A
Transamerica Flexible Income	$18,970	$9,176	$0	$(62,471)
Transamerica Focus(5)	$4,306	$19,758	$0	$182,538
Transamerica Goldman Sachs Commodity Strategy(6)	N/A	N/A	N/A	N/A
Transamerica Growth Opportunities	$6,824	$16,647	$0	$135,345
Transamerica Jennison Growth	N/A	N/A	N/A	N/A
Transamerica JPMorgan Core Bond(7)	N/A	N/A	N/A	N/A
Transamerica JPMorgan International Bond	N/A	N/A	N/A	N/A
Transamerica JPMorgan Mid Cap Value	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	N/A	N/A	N/A	N/A
Transamerica MFS International Equity	N/A	N/A	N/A	N/A
Transamerica Money Market	$0	$239,090	$0	$(225,683)
Transamerica Morgan Stanley Emerging Market Debts(8)	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Mid Cap Growth(8)	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Small Company Growth(8)	N/A	N/A	N/A	N/A
Transamerica Multi-Manager Alternative Strategies Portfolio	$83,079	$58,919	$0	$220,667
Transamerica Multi-Manager International Portfolio	$37,420	$91,112	$0	$202,297
Transamerica Neuberger Berman International	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Developing Markets	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	N/A	N/A	N/A	N/A
Transamerica PIMCO Real Return TIPS	N/A	N/A	N/A	N/A
Transamerica PIMCO Total Return	N/A	N/A	N/A	N/A
Transamerica Schroders International Small Cap(9)	N/A	N/A	N/A	N/A
Transamerica Short-Term Bond	$288,843	$40,738	$0	$(2,093,800)
Transamerica Small/Mid Cap Value	$51,813	$127,711	$0	$317,827
Transamerica Third Avenue Value	N/A	N/A	N/A	N/A
Transamerica Thornburg International Value(10)	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Growth(11)	$39,022	$65,237	$0	$548,937
Transamerica WMC Emerging Markets(10)	N/A	N/A	N/A	N/A

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.
(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. Each fund, other than the Asset Allocation funds, pay 0.02% of their daily net assets to TFS for such administrative services. The fee is 0.0125% of daily net assets for the Asset Allocation funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2009, 2008, and 2007.

ADMINISTRATIVE FEES

Fund Name	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$91,960	$90,160	$77,901
Transamerica AllianceBernstein International Value	$49,602	$91,810	$85,695
Transamerica Asset Allocation – Conservative Portfolio	$99,138	$97,670	$75,169
Transamerica Asset Allocation – Growth Portfolio	$170,454	$262,158	$253,232
Transamerica Asset Allocation – Moderate Growth Portfolio	$328,869	$463,060	$436,797
Transamerica Asset Allocation – Moderate Portfolio	$207,120	$261,209	$241,097
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	N/A
Transamerica Balanced	$18,193	$30,241	$39,032
Transamerica BlackRock Global Allocation	$80,661	$98,728	$93,847
Transamerica BlackRock Large Cap Value	$90,753	$113,215	$113,374
Transamerica BNY Mellon Market Neutral Strategy	$18,632	$24,450	$17,156
Transamerica Clarion Global Real Estate Securities	$44,660	$65,948	$69,376
Transamerica Diversified Equity(3)	N/A	N/A	N/A
Transamerica Federated Market Opportunity	$16,285	$14,220	$10,690
Transamerica First Quadrant Global Macro(4)	$21,119	$41,533	$31,940
Transamerica Flexible Income	$28,664	$71,596	$73,481
Transamerica Focus(5)	$13,165	$25,561	$38,998
Transamerica Goldman Sachs Commodity Strategy(6)	$18,035	$29,987	$18,714
Transamerica Growth Opportunities	$31,725	$53,760	$64,442
Transamerica Jennison Growth	$57,161	$41,684	$30,746
Transamerica JPMorgan Core Bond(7)	$12,993	N/A	N/A
Transamerica JPMorgan International Bond	$137,536	$160,717	$141,564
Transamerica JPMorgan Mid Cap Value	$30,172	$45,972	$52,747
Transamerica Loomis Sayles Bond	$132,961	$128,082	$40,563
Transamerica MFS International Equity	$38,438	$5,850	$6,282
Transamerica Money Market	$58,163	$41,095	$34,490

Fund Name	2009	2008	2007
Transamerica Morgan Stanley Emerging Markets Debt(8)	$69,769	$69,641	$66,166
Transamerica Morgan Stanley Mid-Cap Growth(8)	$30,787	$25,568	$17,423
Transamerica Morgan Stanley Small Company Growth((8)	$15,962	$27,095	$40,308
Transamerica Multi-Manager Alternative Strategies Portfolio	$22,906	$20,561	$3,841
Transamerica Multi-Manager International Portfolio	$29,500	$53,247	$35,619
Transamerica Neuberger Berman International	$64,991	$107,917	$100,703
Transamerica Oppenheimer Developing Markets	$73,992	$117,802	$96,831
Transamerica Oppenheimer Small- & Mid-Cap Value	$45,121	$35,681	$27,180
Transamerica PIMCO Real Return TIPS	$135,528	$148,996	$129,541
Transamerica PIMCO Total Return	$107,293	$117,365	$94,493
Transamerica Schroders International Small Cap(9)	$42,066	$17,271	N/A
Transamerica Short-Term Bond	$150,399	$113,789	$100,259
Transamerica Small/Mid Cap Value	$61,059	$147,176	$116,641
Transamerica Third Avenue Value	$73,474	$108,635	$66,178
Transamerica Thornburg International Value(10)	$46,181	$2,168	N/A
Transamerica UBS Large Cap Value	$132,592	$161,202	$133,917
Transamerica WMC Diversified Growth(11)	$180,740	$309,405	$343,716
Transamerica WMC Emerging Markets(10)	$21,998	$1,292	N/A

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.
(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. For its services as transfer agent, TFS receives fees from each fund (by share class) as follows:

Class A, B, C, R, T1

Open Account	$21.00
Closed Account	$1.50

Class I2
Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Omnibus Service Fee	$35,000
Sub-Transfer Agent and Omnibus Intermediary Fees	10	bps

Class I2
Open Account	0.75	bps
Closed Account	N/A

Class P3
Open Direct Account	$21.00
Closed Account	$1.50

1	Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, will be charged directly to the funds.

2

Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, Shareholder Confirmations, Information Storage, 12b-1 Billing, Networking, Vision, and Fan Mail, will be charged directly to the funds.

3

Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, 12b-1 Billing, Vision, Fan Mail, and Representative Confirmations and Statements, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

There were no brokerage credits received for the periods ended October 31, 2009, 2008, and 2007.

TRANSFER AGENCY FEES (Fees and Expenses Net of Brokerage Credits)

Fund Name	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$104,570	$98,678	$119,387
Transamerica AllianceBernstein International Value	$346	$159	$0
Transamerica Asset Allocation – Conservative Portfolio	$900,153	$706,727	$507,653
Transamerica Asset Allocation – Growth Portfolio	$2,815,516	$2,807,434	$2,404,147
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,938,628	$3,893,286	$3,393,891
Transamerica Asset Allocation – Moderate Portfolio	$1,934,515	$1,829,171	$1,555,838
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	N/A

Fund Name	2009	2008	2007
Transamerica Balanced	$354,669	$406,957	$468,947
Transamerica BlackRock Global Allocation	$394	$175	$43
Transamerica BlackRock Large Cap Value	$348	$160	$2
Transamerica BNY Mellon Market Neutral Strategy	$337	$135	$0
Transamerica Clarion Global Real Estate Securities	$19,580	$26,085	$36,005
Transamerica Diversified Equity(3)	N/A	N/A	N/A
Transamerica Federated Market Opportunity	$402	$171	$44
Transamerica First Quadrant Global Macro(4)	$337	$137	$0
Transamerica Flexible Income	$84,937	$92,187	$112,696
Transamerica Focus(5)	$361,835	$419,094	$516,776
Transamerica Goldman Sachs Commodity Strategy(6)	$364	$169	$0
Transamerica Growth Opportunities	$606,579	$662,480	$748,093
Transamerica Jennison Growth	$68,607	$89,122	$111,574
Transamerica JPMorgan Core Bond(7)	$113	N/A	N/A
Transamerica JPMorgan International Bond	$346	$162	$0
Transamerica JPMorgan Mid Cap Value	$352	$198	$2
Transamerica Loomis Sayles Bond	$364	$172	$0
Transamerica MFS International Equity	$84,684	$103,399	$126,065
Transamerica Money Market	$516,882	$401,576	$384,177
Transamerica Morgan Stanley Emerging Markets Debt(8)	$311	$282	$255
Transamerica Morgan Stanley Mid-Cap Growth(8)	$346	$162	$(8)
Transamerica Morgan Stanley Small Company Growth(8)	$348	$318	$291
Transamerica Multi-Manager Alternative Strategies Portfolio	$320,557	$203,892	$37,264
Transamerica Multi-Manager International Portfolio	$560,701	$616,792	$368,479
Transamerica Neuberger Berman International	$346	$159	$0
Transamerica Oppenheimer Developing Markets	$346	$159	$0
Transamerica Oppenheimer Small- & Mid-Cap Value	$174	$160	$0
Transamerica PIMCO Real Return TIPS	$8,796	$11,567	$15,848
Transamerica PIMCO Total Return	$30,630	$39,927	$50,807
Transamerica Schroders International Small Cap(9)	$364	$169	N/A
Transamerica Short-Term Bond	$102,836	$2,554	$292
Transamerica Small/Mid Cap Value	$856,785	$681,796	$293,969
Transamerica Third Avenue Value	$364	$200	$0
Transamerica Thornburg International Value(10)	$378	$42	N/A
Transamerica UBS Large Cap Value	$348	$318	$288
Transamerica WMC Diversified Growth(11)	$2,021,458	$2,282,929	$2,675,279
Transamerica WMC Emerging Markets(10)	$378	$42	N/A

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.
(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund’s sub-adviser, whose policy is to seek to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In selecting brokers and dealers and in negotiating commissions, a fund’s sub-adviser may consider a number of factors, including but not limited to:

•	The sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

•	The nature of the security being traded;

•	The size and type of the transaction;

•	The nature and character of the markets for the security to be purchased or sold;

•	The desired timing of the trade;

•	The activity existing and expected in the market for the particular security;

•	The quality of the execution, clearance and settlement services;

•	Financial stability;

•	The existence of actual or apparent operational problems of any broker or dealer; and

•	Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

•

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

•

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

•

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds’ sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the funds’ Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
Fund Name	2009	2008	2007	2009	2008	2007
Transamerica AEGON High Yield Bond(1)	$0	$0	$0	$0	$0	$0
Transamerica AllianceBernstein International Value	$244,476	$252,118	$261,188	$0	$0	$0
Transamerica Asset Allocation – Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica AQR Managed Futures Strategy(2)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced	$65,343	$71,908	$89,309	$0	$0	$0
Transamerica BlackRock Global Allocation	$171,586	$436,026	$311,536	$1,206	$6,069	$19,549
Transamerica BlackRock Large Cap Value	$341,718	$173,922	$139,966	$0	$0	$0
Transamerica BNY Mellon Market Neutral Strategy	$1,070,611	$567,894	$211,174	$0	$0	$0
Transamerica Clarion Global Real Estate Securities	$390,470	$432,618	$633,427	$0	$0	$0
Transamerica Diversified Equity(3)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Federated Market Opportunity	$552,386	$387,820	$97,323	$0	$0	$0
Transamerica First Quadrant Global Macro(4)	$216,184	$324,735	$217,960	$16,595	$10,003	$914
Transamerica Flexible Income	$15,120	$12,858	$200	$0	$0	$0
Transamerica Focus(5)	$54,987	$117,689	$96,197	$0	$0	$0
Transamerica Goldman Sachs Commodity Strategy(6)	$12,883	$12,968	$73,023	$0	$1,783	$876
Transamerica Growth Opportunities	$268,574	$309,171	$524,311	$0	$0	$0
Transamerica Jennison Growth	$500,849	$312,255	$182,249	$0	$0	$108
Transamerica JPMorgan Core Bond(7)	$0	N/A	N/A	$0	N/A	N/A
Transamerica JPMorgan International Bond	$34,068	$58,722	$0	$0	$0	$0
Transamerica JPMorgan Mid Cap Value	$137,722	$180,106	$185,623	$0	$0	$0
Transamerica Loomis Sayles Bond	$27	$2,097	$1,080	$0	$0	$0
Transamerica MFS International Equity	$203,752	$57,478	$40,072	$0	$0	$0
Transamerica Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Emerging Markets Debt(8)	$5,244	$1,529	$0	$0	$0	$0
Transamerica Morgan Stanley Mid-Cap Growth(8)	$201,495	$116,752	$101,667	$5,057	$3,663	$1,957
Transamerica Morgan Stanley Small Company Growth(8)	$119,560	$172,762	$369,573	$135	$0	$14
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Manager International Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Neuberger Berman International Portfolio	$703,647	$1,136,559	$755,086	$0	$41,986	$45,303
Transamerica Oppenheimer Developing Markets	$622,522	$1,191,683	$1,052,005	$0	$0	$0
Transamerica Oppenheimer Small- & Mid-Cap Value	$549,324	$343,102	$311,582	$0	$0	$0
Transamerica PIMCO Real Return TIPS	$17,859	$21,441	$9,866	$0	$0	$0
Transamerica PIMCO Total Return	$87,850	$30,968	$22,652	$0	$0	$0
Transamerica Schroders International Small Cap(9)	$450,823	$527,243	N/A	$0	$0	N/A
Transamerica Short-Term Bond	$2,710	$1,480	$0	$0	$0	$0
Transamerica Small/Mid Cap Value	$1,387,050	$1,445,450	$505,365	$0	$0	$0
Transamerica Third Avenue Value	$264,170	$466,796	$172,422	$177,465	$245,895	$103,142
Transamerica Thornburg International Value(10)	$317,672	$41,631	N/A	$0	$0	N/A
Transamerica UBS Large Cap Value	$1,329,956	$927,076	$498,160	$33,771	$16,525	$4,944
Transamerica WMC Diversified Growth(11)	$965,171	$835,453	$1,694,741	$0	$0	$0
Transamerica WMC Emerging Markets(10)	$587,910	$99,603	N/A	$0	$0	N/A

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2009.

Fund Name	Paid as of October 31, 2009
Transamerica AEGON High Yield Bond(1)	—
Transamerica AllianceBernstein International Value	$145,173.73
Transamerica Asset Allocation – Conservative Portfolio	—
Transamerica Asset Allocation – Growth Portfolio	—
Transamerica Asset Allocation – Moderate Growth Portfolio	—
Transamerica Asset Allocation – Moderate Portfolio	—
Transamerica AQR Managed Futures Strategy(2)
Transamerica Balanced	$50,314.60
Transamerica BlackRock Global Allocation	$107,201.61
Transamerica BlackRock Large Cap Value	—
Transamerica BNY Mellon Market Neutral Strategy	$166,461.04
Transamerica Clarion Global Real Estate Securities	$348,871.28
Transamerica Diversified Equity(3)	—
Transamerica Federated Market Opportunity	$274,461.86
Transamerica First Quadrant Global Macro(4)	$93,758.64
Transamerica Flexible Income	$15,120.00
Transamerica Focus(5)	$39,102.15
Transamerica Goldman Sachs Commodity Strategy(6)	$10,439.06
Transamerica Growth Opportunities	$211,521.04
Transamerica Jennison Growth	$305,670.80
Transamerica JPMorgan Core Bond(7)	—
Transamerica JPMorgan International Bond	—
Transamerica JPMorgan Mid Cap Value	$86,347.85
Transamerica Loomis Sayles Bond	—
Transamerica MFS International Equity	$79,224.39
Transamerica Money Market	—
Transamerica Morgan Stanley Emerging Markets Debt(8)	—
Transamerica Morgan Stanley Mid-Cap Growth(8)	$87,711.53
Transamerica Morgan Stanley Small Company Growth(8)	$28,467.77
Transamerica Multi-Manager Alternative Strategies Portfolio)	—
Transamerica Multi-Manager International Portfolio	—
Transamerica Neuberger Berman International	$680,590.22
Transamerica Oppenheimer Developing Markets	$578,378.48
Transamerica Oppenheimer Small- & Mid-Cap Value	$273,336.91
Transamerica PIMCO Real Return TIPS	—
Transamerica PIMCO Total Return	$35.00
Transamerica Schroders International Small Cap(9)	$408,587.16
Transamerica Short-Term Bond	—
Transamerica Small/Mid Cap Value	$951,676.02
Transamerica Third Avenue Value	$238,341.36
Transamerica Thornburg International Value(10)	$235,314.77
Transamerica UBS Large Cap Value	$1,030,573.57
Transamerica WMC Diversified Growth(11)	$767,553.26
Transamerica WMC Emerging Markets(10)	$541,145.86

The estimates above are based upon custody data provided to CAPIS using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934.

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)

Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009.

(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal years ended October 31, 2007 and October 31, 2008.

(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such, there is no historical fee information for the fiscal year ended October 31, 2007.
(10)

Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively, and as such, there is no historical fee information for fiscal year ended October 31, 2007.

(11)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 151 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

				151	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 –present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Partner, KPMG (1975 – 1999); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	151	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);	151	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	151	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	151	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present);	151	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – present); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Director, Iowa Student Loan Service Corporation (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	151	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present);	151	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

			Board Member, TII (2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	151	Honorary Trustee, Bryant University (1996 – present)

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present);	151	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009

Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – present);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 - present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2009, the Audit Committee met five times and the Nominating Committee met one time.

Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in Transamerica AEGON High Yield Bond(1)	Dollar Range of Equity Securities in Transamerica AllianceBernstein International Value	Dollar Range of Equity Securities in Transamerica Asset Allocation - Conservative Portfolio

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$10,000-$50,001	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	$50,001-$100,000
Russell A. Kimball, Jr.	$1-$10,000	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Asset Allocation - Growth Portfolio	Dollar Range of Equity Securities in Transamerica Asset Allocation - Moderate Portfolio	Dollar Range of Equity Securities in Transamerica Asset Allocation - Moderate Growth Portfolio

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$50,001-$100,000	$1-$10,000	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	Over $100,000	Over $100,000	Over $100,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	Over $100,000
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	Over $100,000	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in Transamerica AQR Managed Futures Strategy(2)	Dollar Range of Equity Securities in Transamerica Balanced	Dollar Range of Equity Securities in Transamerica BlackRock Global Allocation

John K. Carter*	N/A	None	None
Sandra N. Bane	N/A	None	None
Leo J. Hill	N/A	$10,001-$50,000	None
David W. Jennings	N/A	None	None
Neal M. Jewell**	N/A	None	None
Russell A. Kimball, Jr.	N/A	$50,001-$100,000	None
Eugene M. Mannella	N/A	None	None
Norman R. Nielsen	N/A	None	None
Joyce G. Norden	N/A	None	None
Patricia L. Sawyer	N/A	None	None
John W. Waechter	N/A	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica BlackRock Large Cap Value	Dollar Range of Equity Securities in Transamerica BNY Mellon Market Neutral Strategy	Dollar Range of Equity Securities in Transamerica Clarion Global Real Estate Securities

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Diversified Equity(3)	Dollar Range of Equity Securities in Transamerica Federated Market Opportunity	Dollar Range of Equity Securities in Transamerica First Quadrant Global Macro(4)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$10,001-$50,000	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	$50,001-$100,000	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Flexible Income	Dollar Range of Equity Securities in Transamerica Focus(5)	Dollar Range of Equity Securities in Transamerica Goldman Sachs Commodity Strategy(6)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	$10,001-$50,000	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	$1-$10,000	$10,001-$50,000	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Growth Opportunities	Dollar Range of Equity Securities in Transamerica Jennison Growth	Dollar Range of Equity Securities in Transamerica JPMorgan Core Bond(4)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$1-$10,000	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	$10,001-$50,000	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica JPMorgan International Bond	Dollar Range of Equity Securities in Transamerica JPMorgan Mid Cap Value	Dollar Range of Equity Securities in Transamerica Loomis Sayles Bond

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica MFS International Equity	Dollar Range of Equity Securities in Transamerica Money Market	Dollar Range of Equity Securities in Transamerica Morgan Stanley Emerging Markets Debt(8)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	$50,001-$100,000	None
Russell A. Kimball, Jr.	None	$1-$10,000	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Morgan Stanley Mid-Cap Growth(8)	Dollar Range of Equity Securities in Transamerica Morgan Stanley Small Company Growth(8)	Dollar Range of Equity Securities in Transamerica Multi-Manager Alternative Strategies Portfolio

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Multi-Manager International Portfolio	Dollar Range of Equity Securities in Transamerica Neuberger Berman International	Dollar Range of Equity Securities in Transamerica Oppenheimer Developing Markets

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	Over $100,000	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	$10,001-$50,000
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	$50,001 - $100,000	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Oppenheimer Small- & Mid- Cap Value	Dollar Range of Equity Securities in Transamerica PIMCO Real Return TIPS	Dollar Range of Equity Securities in Transamerica PIMCO Total Return

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Schroders International Small Cap	Dollar Range of Equity Securities in Transamerica Short-Term Bond	Dollar Range of Equity Securities in Transamerica Small/Mid Cap Value

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	Over $100,000	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Third Avenue Value	Dollar Range of Equity Securities in Transamerica Thornburg International Value	Dollar Range of Equity Securities in Transamerica UBS Large Cap Value

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica WMC Diversified Growth(9)	Dollar Range of Equity Securities in Transamerica WMC Emerging Markets	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group

John K. Carter*	None	None	Over $100,000
Sandra N. Bane	None	None	None
Leo J. Hill	$10,001-$50,000	None	Over $100,000
David W. Jennings	None	None	Over $100,000
Neal M. Jewell**	None	None	Over $100,000
Russell A. Kimball, Jr.	Over $100,000	None	Over $100,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	Over $100,000
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	$10,001-$50,000
John W. Waechter	None	None	Over $100,000

*	Interested person under the 1940 Act by virtue of his position with TAM and its affiliates.
**	Neal M. Jewell retired from his position as a Board Member of the Trust on January 1, 2010.

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)	Transamerica Diversified Equity commenced operations on November 13, 2009.
(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 12, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following table provides compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31, 2009.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Transamerica AEGON High Yield Bond(1)	Aggregate Compensation from Transamerica AllianceBernstein International Value	Aggregate Compensation from Transamerica Asset Allocation - Conservative Portfolio
Sandra N. Bane	$1,036	$559	$1,770
Leo J. Hill	$1,236	$668	$2,114
David W. Jennings	$334	$180	$570
Neal M. Jewell*	$1,070	$578	$1,829
Russell A. Kimball, Jr.	$1,030	$557	$1,761
Eugene M. Mannella	$1,030	$557	$1,761
Norman R. Nielsen	$1,030	$557	$1,761
Joyce G. Norden	$1,030	$557	$1,761
Patricia L. Sawyer	$1,045	$565	$1,787
John W. Waechter	$1,108	$598	$1,894

Name of Trustee	Aggregate Compensation from Transamerica Asset Allocation – Growth Portfolio	Aggregate Compensation from Transamerica Asset Allocation - Moderate Portfolio	Aggregate Compensation from Transamerica Asset Allocation - Moderate Growth Portfolio
Sandra N. Bane	$3,076	$3,705	$5,906
Leo J. Hill	$3,673	$4,424	$7,052
David W. Jennings	$991	$1,194	$1,903
Neal M. Jewell*	$3,178	$3,827	$6,101
Russell A. Kimball, Jr.	$3,061	$3,687	$5,877
Eugene M. Mannella	$3,061	$3,687	$5,877
Norman R. Nielsen	$3,061	$3,687	$5,877
Joyce G. Norden	$3,061	$3,687	$5,877
Patricia L. Sawyer	$3,105	$3,740	$5,961
John W. Waechter	$3,291	$3,963	$6,317

Name of Trustee	Aggregate Compensation from Transamerica AQR Managed Futures Strategy(2)	Aggregate Compensation from Transamerica Balanced	Aggregate Compensation from Transamerica BlackRock Global Allocation
Sandra N. Bane	N/A	$204	$894
Leo J. Hill	N/A	$243	$1,067
David W. Jennings	N/A	$66	$288
Neal M. Jewell*	N/A	$211	$923
Russell A. Kimball, Jr.	N/A	$203	$889
Eugene M. Mannella	N/A	$203	$889
Norman R. Nielsen	N/A	$203	$889
Joyce G. Norden	N/A	$203	$889
Patricia L. Sawyer	N/A	$206	$902
John W. Waechter	N/A	$218	$956

Name of Trustee	Aggregate Compensation from Transamerica BlackRock Large Cap Value	Aggregate Compensation from Transamerica BNY Mellon Market Neutral Strategy	Aggregate Compensation from Transamerica Clarion Global Real Estate Securities
Sandra N. Bane	$1,039	$206	$513
Leo J. Hill	$1,241	$246	$613
David W. Jennings	$335	$66	$165
Neal M. Jewell*	$1,074	$213	$530
Russell A. Kimball, Jr.	$1,034	$205	$511
Eugene M. Mannella	$1,034	$205	$511
Norman R. Nielsen	$1,034	$205	$511
Joyce G. Norden	$1,034	$205	$511
Patricia L. Sawyer	$1,049	$208	$518
John W. Waechter	$1,112	$220	$549

Name of Trustee	Aggregate Compensation from Transamerica Diversified Equity(3)	Aggregate Compensation from Transamerica Federated Market Opportunity	Aggregate Compensation from Transamerica First Quadrant Global Macro(4)
Sandra N. Bane	N/A	$178	$242
Leo J. Hill	N/A	$213	$289
David W. Jennings	N/A	$58	$78
Neal M. Jewell*	N/A	$184	$250
Russell A. Kimball, Jr.	N/A	$178	$241
Eugene M. Mannella	N/A	$178	$241
Norman R. Nielsen	N/A	$178	$241
Joyce G. Norden	N/A	$178	$241
Patricia L. Sawyer	N/A	$180	$244
John W. Waechter	N/A	$191	$259

Name of Trustee	Aggregate Compensation from Transamerica Flexible Income	Aggregate Compensation from Transamerica Focus(5)	Aggregate Compensation from Transamerica Goldman Sachs Commodity Strategy(6)
Sandra N. Bane	$323	$149	$203
Leo J. Hill	$386	$177	$243
David W. Jennings	$104	$48	$65
Neal M. Jewell*	$334	$153	$210
Russell A. Kimball, Jr.	$321	$148	$202
Eugene M. Mannella	$321	$148	$202
Norman R. Nielsen	$321	$148	$202
Joyce G. Norden	$321	$148	$202
Patricia L. Sawyer	$326	$150	$205
John W. Waechter	$346	$159	$217

Name of Trustee	Aggregate Compensation from Transamerica Growth Opportunities	Aggregate Compensation from Transamerica Jennison Growth	Aggregate Compensation from Transamerica JPMorgan Core Bond(7)
Sandra N. Bane	$362	$706	$155
Leo J. Hill	$432	$843	$185
David W. Jennings	$117	$227	$50
Neal M. Jewell*	$374	$729	$160
Russell A. Kimball, Jr.	$360	$702	$154
Eugene M. Mannella	$360	$702	$154
Norman R. Nielsen	$360	$702	$154
Joyce G. Norden	$360	$702	$154
Patricia L. Sawyer	$365	$712	$156
John W. Waechter	$387	$755	$165

Name of Trustee	Aggregate Compensation from Transamerica JPMorgan International Bond	Aggregate Compensation from Transamerica JPMorgan Mid Cap Value	Aggregate Compensation from Transamerica Loomis Sayles Bond
Sandra N. Bane	$1,505	$340	$1,488
Leo J. Hill	$1,797	$406	$1,777
David W. Jennings	$485	$110	$479
Neal M. Jewell*	$1,555	$351	$1,537
Russell A. Kimball, Jr.	$1,498	$338	$1,481
Eugene M. Mannella	$1,498	$338	$1,481
Norman R. Nielsen	$1,498	$338	$1,481
Joyce G. Norden	$1,498	$338	$1,481
Patricia L. Sawyer	$1,519	$343	$1,502
John W. Waechter	$1,610	$364	$1,592

Name of Trustee	Aggregate Compensation from Transamerica MFS International Equity	Aggregate Compensation from Transamerica Money Market	Aggregate Compensation from Transamerica Morgan Stanley Emerging Markets Debt(8)
Sandra N. Bane	$451	$626	$769
Leo J. Hill	$538	$748	$919
David W. Jennings	$145	$202	$248
Neal M. Jewell*	$466	$647	$795
Russell A. Kimball, Jr.	$448	$623	$766
Eugene M. Mannella	$448	$623	$766
Norman R. Nielsen	$448	$623	$766
Joyce G. Norden	$448	$623	$766
Patricia L. Sawyer	$455	$632	$777
John W. Waechter	$482	$670	$823

Name of Trustee	Aggregate Compensation from Transamerica Morgan Stanley Mid-Cap Growth(8)	Aggregate Compensation from Transamerica Morgan Stanley Small Company Growth(8)	Aggregate Compensation from Transamerica Multi- Manager Alternative Strategies Portfolio
Sandra N. Bane	$363	$189	$409
Leo J. Hill	$433	$225	$488
David W. Jennings	$117	$61	$132
Neal M. Jewell*	$375	$195	$422
Russell A. Kimball, Jr.	$361	$188	$407
Eugene M. Mannella	$361	$188	$407
Norman R. Nielsen	$361	$188	$407
Joyce G. Norden	$361	$188	$407
Patricia L. Sawyer	$366	$191	$413
John W. Waechter	$388	$202	$437

Name of Trustee	Aggregate Compensation from Transamerica Multi- Manager International Portfolio	Aggregate Compensation Transamerica Neuberger Berman International	Aggregate Compensation from Transamerica Oppenheimer Developing Markets
Sandra N. Bane	$532	$747	$844
Leo J. Hill	$635	$892	$1,008
David W. Jennings	$171	$241	$272
Neal M. Jewell*	$549	$772	$872
Russell A. Kimball, Jr.	$529	$743	$840
Eugene M. Mannella	$529	$743	$840
Norman R. Nielsen	$529	$743	$840
Joyce G. Norden	$529	$743	$840
Patricia L. Sawyer	$537	$754	$852
John W. Waechter	$569	$799	$903

Name of Trustee	Aggregate Compensation from Transamerica Oppenheimer Small- & Mid- Cap Value	Aggregate Compensation from Transamerica PIMCO Real Return TIPS	Aggregate Compensation from Transamerica PIMCO Total Return
Sandra N. Bane	$498	$1,499	$1,172
Leo J. Hill	$594	$1,790	$1,399
David W. Jennings	$160	$483	$378
Neal M. Jewell*	$514	$1,548	$1,211
Russell A. Kimball, Jr.	$495	$1,491	$1,166
Eugene M. Mannella	$495	$1,491	$1,166
Norman R. Nielsen	$495	$1,491	$1,166
Joyce G. Norden	$495	$1,491	$1,166
Patricia L. Sawyer	$502	$1,513	$1,183
John W. Waechter	$532	$1,603	$1,254

Name of Trustee	Aggregate Compensation from Transamerica Schroders International Small Cap	Aggregate Compensation from Transamerica Short- Term Bond	Aggregate Compensation from Transamerica Small/Mid Cap Value
Sandra N. Bane	$524	$1,721	$747
Leo J. Hill	$626	$2,055	$892
David W. Jennings	$169	$555	$241
Neal M. Jewell*	$541	$1,778	$772
Russell A. Kimball, Jr.	$521	$1,713	$744
Eugene M. Mannella	$521	$1,713	$744
Norman R. Nielsen	$521	$1,713	$744
Joyce G. Norden	$521	$1,713	$744
Patricia L. Sawyer	$529	$1,737	$754
John W. Waechter	$560	$1,841	$799

Name of Trustee	Aggregate Compensation from Transamerica Third Avenue Value	Aggregate Compensation from Transamerica Thornburg International Value	Aggregate Compensation from Transamerica UBS Large Cap Value
Sandra N. Bane	$834	$570	$1,544
Leo J. Hill	$995	$680	$1,844
David W. Jennings	$269	$184	$498
Neal M. Jewell*	$861	$588	$1,595
Russell A. Kimball, Jr.	$830	$567	$1,536
Eugene M. Mannella	$830	$567	$1,536
Norman R. Nielsen	$830	$567	$1,536
Joyce G. Norden	$830	$567	$1,536
Patricia L. Sawyer	$841	$575	$1,558
John W. Waechter	$892	$609	$1,652

Name of Trustee	Aggregate Compensation from Transamerica WMC Diversified Growth(9)	Aggregate Compensation from Transamerica WMC Emerging Markets
Sandra N. Bane	$2,073	$253
Leo J. Hill	$2,475	$302
David W. Jennings	$668	$82
Neal M. Jewell*	$2,142	$261
Russell A. Kimball, Jr.	$2,063	$252
Eugene M. Mannella	$2,063	$252
Norman R. Nielsen	$2,063	$252
Joyce G. Norden	$2,063	$252
Patricia L. Sawyer	$2,093	$255
John W. Waechter	$2,218	$271

Name of Trustee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(10)
Sandra N. Bane	—	$202,633
Leo J. Hill	—	$241,600
David W. Jennings	—	$60,467
Neal M. Jewell*	—	$209,600
Russell A. Kimball, Jr.	—	$201,600
Eugene M. Mannella	—	$201,600
Norman R. Nielsen	—	$201,600
Joyce G. Norden	—	$201,600
Patricia L. Sawyer	—	$204,600
John W. Waechter	—	$216,600

*	Neal M. Jewell retired from his position as a Board Member of the Trust on January 1, 2010.

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.

(2)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.

(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there were no compensation amounts paid to the Independent Trustees as of October 31, 2009.
(4)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(5)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.

(6)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.

(7)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009.
(8)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(9)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(10)

Of this aggregate compensation, the total amounts deferred from the funds of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2009 were as follows: Sandra N. Bane, $0; Leo J. Hill, $5,934 David W. Jennings, $0; Neal M. Jewell, $5,902; Russell A. Kimball, Jr., $4,188; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $8,953; and John W. Waechter, $0.

As of October 31, 2009, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees
Transamerica Funds
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C, AND CLASS T SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2, CLASS P OR CLASS R SHARES).

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

Class A Share Dealer Reallowances
(all funds except Transamerica Flexible Income, Transamerica AEGON High Yield Bond, Transamerica Money Market and Transamerica Short-Term Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances
(Transamerica Flexible Income and Transamerica AEGON High Yield Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%*
$5 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances
(Transamerica Short-Term Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%*

*

No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.

Class B Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	4.00%*

Class C Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%**(a)

Class T Share Dealer Reallowances
(Transamerica WMC Diversified Growth)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%

* From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Please note that Class A, B and C shares of the following funds are no longer offered for sale: Transamerica Clarion Global Real Estate Securities; Transamerica Jennison Growth; Transamerica MFS International Equity; Transamerica PIMCO Real Return TIPS; and Transamerica PIMCO Total Return.

DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, CLASS P AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES).

As stated in the prospectus, each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “Plan” and collectively, the “Plans”), applicable to Class A, Class B, Class C, Class P and Class R shares of the fund, as applicable. This Plan is structured as a Compensation Plan. Class I shares, Class I2 shares and Class T shares are not subject to distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund’s net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

 Under the Plans, for Class A shares, a fund may pay TCI annual distribution and service fees of up to 0.35% of the average daily net assets of a fund’s Class A shares. For Class B shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class B shares. For Class C shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class C shares. For Class P shares, a fund may pay TCI annual distribution and service fees of up to 0.25% of the average daily net assets of a fund’s Class P shares, except for Class P shares of Transamerica Money Market, which is subject to a distribution fee of 0.10% per year (currently waived through at least March 1, 2011). For Class R shares, a fund may pay TCI annual distribution and service fees of up to 0.50% of the average daily net assets of a fund’s Class R shares.

TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, Class P or Class R shares, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

•	Compensation to employees of TCI;

•	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

•

In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

•	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

•	The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C, Class P or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C, CLASS P AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by TCI for the costs of promotion and distribution with respect to Class A, B, C and P* shares for the funds for the fiscal year ended October 31, 2009 were as follows:

Transamerica AEGON High Yield Bond(1)
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$100,432	$110,599	$191,972	N/A
Compensation to sales personnel	$131,494	$33,219	$97,529	N/A
Printing and postage	$12,690	$3,202	$9,396	N/A
Promotional expenses	$43,003	$11,060	$32,736	N/A
Travel	$24,227	$5,991	$17,412	N/A
Office and other expenses	$24,801	$6,161	$17,946	N/A

TOTALS	$336,647	$170,232	$366,991	N/A

Transamerica Asset Allocation – Conservative Portfolio
	Class A	Class B	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$678,515	$826,175	$3,866,275	$6,573
Compensation to sales personnel	$502,465	$286,436	$1,405,629	$3,829
Printing and postage	$48,667	$27,695	$135,922	$372
Promotional expenses	$155,705	$91,124	$446,547	$1,108
Travel	$98,285	$54,463	$267,684	$801
Office and other expenses	$99,374	$55,387	$272,137	$799

TOTALS	$1,583,011	$1,341,280	$6,394,194	$13,382

Transamerica Asset Allocation – Growth Portfolio
	Class A	Class B	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,086,257	$1,015,548	$6,666,203	$10,035
Compensation to sales personnel	$676,055	$306,036	$2,010,781	$6,633
Printing and postage	$65,570	$29,647	$194,769	$645
Promotional expenses	$205,045	$94,548	$622,468	$1,910
Travel	$135,190	$60,053	$393,743	$1,394
Office and other expenses	$136,084	$60,679	$398,019	$1,390

TOTALS	$2,304,201	$1,566,511	$10,285,983	$22,007

Transamerica Asset Allocation – Moderate Portfolio
	Class A	Class B	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,301,460	$1,356,560	$8,789,225	$7,094
Compensation to sales personnel	$850,745	$427,503	$2,717,426	$7,725
Printing and postage	$82,404	$41,363	$262,974	$749
Promotional expenses	$263,407	$134,630	$853,224	$2,347
Travel	$166,560	$82,195	$524,164	$1,542
Office and other expenses	$168,374	$83,398	$531,482	$1,553

TOTALS	$2,832,950	$2,125,649	$13,678,495	$21,010

Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A	Class B	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,987,145	$2,051,537	$12,369,591	$10,687
Compensation to sales personnel	$1,195,580	$661,118	$4,004,149	$5,648
Printing and postage	$115,854	$64,013	$387,616	$547
Promotional expenses	$367,776	$205,890	$1,251,229	$1,728
Travel	$235,660	$128,642	$776,338	$1,119
Office and other expenses	$237,903	$130,206	$786,350	$1,129

TOTALS	$4,139,918	$3,241,406	$19,575,273	$20,858

Transamerica Balanced
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$132,189	$80,049	$147,284	N/A
Compensation to sales personnel	$53,708	$22,018	$39,917	N/A
Printing and postage	$5,198	$2,137	$3,866	N/A
Promotional expenses	$16,843	$6,607	$12,537	N/A
Travel	$10,374	$4,450	$7,816	N/A
Office and other expenses	$10,516	$4,470	$7,901	N/A

TOTALS	$228,828	$119,731	$219,141	N/A

Transamerica Diversified Equity(2)
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A	N/A	N/A
Compensation to sales personnel	N/A	N/A	N/A	N/A
Printing and postage	N/A	N/A	N/A	N/A
Promotional expenses	N/A	N/A	N/A	N/A
Travel	N/A	N/A	N/A	N/A
Office and other expenses	N/A	N/A	N/A	N/A
TOTALS	N/A	N/A	N/A	N/A

Transamerica Flexible Income
	Class A	Class B	Class C
Promotion and Distribution Expenses
Compensation to dealers	$41,065	$35,035	$200,215
Compensation to sales personnel	$35,097	$12,740	$112,759
Printing and postage	$3,387	$1,231	$10,864
Promotional expenses	$11,472	$4,109	$37,795
Travel	$6,470	$2,385	$20,166
Office and other expenses	$6,623	$2,434	$20,777

TOTALS	$104,114	$57,934	$402,576

Transamerica Focus(3)
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$73,997	$83,474	$125,943	N/A
Compensation to sales personnel	$32,365	$23,076	$33,995	N/A
Printing and postage	$3,131	$2,239	$3,292	N/A
Promotional expenses	$10,219	$6,961	$10,587	N/A
Travel	$6,205	$4,639	$6,615	N/A
Office and other expenses	$6,300	$4,665	$6,695	N/A

TOTALS	$132,217	$125,054	$187,127	N/A

Transamerica Growth Opportunities
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$106,133	$67,708	$95,495	N/A
Compensation to sales personnel	$46,133	$19,227	$26,873	N/A
Printing and postage	$4,467	$1,865	$2,601	N/A
Promotional expenses	$14,372	$5,807	$8,418	N/A
Travel	$8,973	$3,861	$5,196	N/A
Office and other expenses	$9,083	$3,883	$5,266	N/A

TOTALS	$189,161	$102,351	$143,849	N/A

Transamerica Money Market
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$251,856	$132,401	$386,460	N/A
Compensation to sales personnel	$62,721	$29,371	$49,950	N/A
Printing and postage	$6,114	$2,863	$4,890	N/A
Promotional expenses	$17,500	$8,198	$12,888	N/A
Travel	$13,551	$6,343	$11,487	N/A
Office and other expenses	$13,439	$6,291	$11,263	N/A

TOTALS	$365,181	$185,467	$476,938	N/A

Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A	Class B	Class C
Promotion and Distribution Expenses
Compensation to dealers	$256,372	N/A	$734,815
Compensation to sales personnel	$215,760	N/A	$264,506
Printing and postage	$20,907	N/A	$25,587
Promotional expenses	$66,387	N/A	$83,567
Travel	$42,518	N/A	$50,678
Office and other expenses	$42,924	N/A	$51,456

TOTALS	$644,868	N/A	$1,210,609

Transamerica Multi-Manager International Portfolio
	Class A	Class B	Class C
Promotion and Distribution Expenses
Compensation to dealers	$265,575	$81,934	$1,138,294
Compensation to sales personnel	$216,853	$27,986	$357,011
Printing and postage	$21,016	$2,708	$34,544
Promotional expenses	$66,576	$8,784	$112,364
Travel	$42,831	$5,401	$68,686
Office and other expenses	$43,221	$5,476	$69,682

TOTALS	$656,072	$132,289	$1,780,581

Transamerica Short-Term Bond
	Class A	Class B	Class C
Promotion and Distribution Expenses
Compensation to dealers	$373,491	N/A	$2,820,910
Compensation to sales personnel	$937,080	N/A	$1,934,011
Printing and postage	$90,200	N/A	$186,163
Promotional expenses	$318,169	N/A	$656,618
Travel	$164,893	N/A	$340,344
Office and other expenses	$170,487	N/A	$351,884

TOTALS	$2,054,320	N/A	$6,289,930

Transamerica Small/Mid Cap Value
	Class A	Class B	Class C
Promotion and Distribution Expenses
Compensation to dealers	$370,061	$311,291	$793,103
Compensation to sales personnel	$404,995	$102,671	$362,688
Printing and postage	$39,278	$9,926	$35,032
Promotional expenses	$122,941	$32,740	$117,174
Travel	$80,915	$19,471	$67,775
Office and other expenses	$81,465	$19,812	$69,174

TOTALS	$1,099,655	$495,911	$1,444,946

Transamerica WMC Diversified Growth(4)
	Class A	Class B	Class C	Class P*
Promotion and Distribution Expenses
Compensation to dealers	$678,600	$201,608	$346,003	N/A
Compensation to sales personnel	$291,453	$55,974	$93,963	N/A
Printing and postage	$28,248	$5,431	$9,102	N/A
Promotional expenses	$89,393	$16,870	$29,044	N/A
Travel	$57,621	$11,264	$18,428	N/A
Office and other expenses	$58,134	$11,324	$18,623	N/A

TOTALS	$1,203,449	$302,471	$515,163	N/A

*	Class P shares commenced operations on November 13, 2009.

(1)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(2)	Transamerica Diversified Equity commenced operations on November 13, 2009.
(3)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009.
(4)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.

NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Investors may purchase shares of the funds at the “offering price” of the shares, which is the NAV per share plus any applicable initial sales charge.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS P, CLASS R AND CLASS T SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class R shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2, Class P and Class T shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, and Class R shares.

SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.

PURCHASE OF SHARES

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS P, CLASS R AND CLASS T SHARES.

As stated in the prospectuses, the funds currently offer investors a choice of eight classes of shares: Class A, Class B, Class C, Class I, Class I2, Class P, Class R and Class T shares. Not all Transamerica Funds offer all classes of shares. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated Class I2 shares.

Class A, Class B* or Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

*

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth in the prospectus.

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B shareholders – except in the following circumstances:

•

Existing Class B shareholders that have established 403(b) or SIMPLE IRA accounts directly with a fund before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

•

Existing Class B shareholders that have established automatic investment and/or payroll deduction accounts directly with a fund before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

•	Existing Class B shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus and this SAI – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Fund’s affiliates. The minimum investment for Class I shares will be $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.

Class P shares are closed to new investors, except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries, and registered investment advisers that maintain a sales agreement with the funds’ distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

Class R shares are intended for purchase by participants in certain retirement plans as described in the prospectus.

Transamerica WMC Diversified Growth includes Class T shares, which are not available for new investors.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

ARRANGEMENT WITH FIDELITY MANAGEMENT TRUST COMPANY.

The funds have entered into an arrangement (“Arrangement”) with Fidelity Management Trust Company (“FMTC”) pursuant to which the minimum initial and minimum subsequent investment requirements will be waived (to the extent applicable) with respect to transactions in an account in Transamerica WMC Diversified Growth maintained by FMTC on behalf of the Mohawk Industries 401(k) retirement plan. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account pursuant to the Arrangement will not be considered to be market timing or disruptive trading for purposes of the funds’ compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the funds) will apply to transactions by plan participants. All purchase and redemption transactions must comply with FMTC’s market timing and disruptive trading policies. The Arrangement does not permit FMTC or any plan participant to engage in frequent purchase or redemption transactions; rather, it is an exemption from the funds’ market timing and disruptive trading policies solely to the extent that such policies could be deemed to apply to routine transactions in the account maintained by FMTC or to the extent FMTC’s market timing and disruptive trading policies are applied instead of the funds’ policies. Neither the funds, TAM, nor any other party to the Arrangement will receive any compensation or consideration with respect to the Arrangement.

CLASS R SHARES.

As stated in the prospectus, Class R shares are currently offered for investment only by the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds.

Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

RETIREMENT PLANS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS P, AND CLASS T ONLY (NOT APPLICABLE TO CLASS I2 AND CLASS R SHARES).

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I, Class I2 and Class P shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A and T, when applicable) in the circumstances described below.

(a) Redemption upon Total Disability or Death
A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan
A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption. Effective April 29, 2010, Transamerica Funds will no longer offer this one-time, non-systematic withdrawal, CDSC waiver.

(c) Certain Retirement Plan Withdrawals
CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(d) Investors Who Previously Held Class C2 Shares
As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(e) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated
Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds.

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

SHARE CONVERSION

If you hold Class A, C, I2, P or T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your Class A, C, I2, P or T shares to Class I shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is generally a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

TAXES

Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. The funds may not carry forward any losses other than net capital losses.

Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the funds to noncorporate taxpayers are generally treated for U.S. federal income tax purposes:

•

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•

Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A fund that invests in a number of other RICs (an “asset allocation fund”) will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An asset allocation fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the asset allocation fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the asset allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an asset allocation fund and therefore may not be offset by any short-term capital losses incurred by that asset allocation fund. Thus, an asset allocation fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the asset allocation funds could adversely affect the amount, timing and character of distributions to their shareholders. The asset allocation funds will also not be able to pass through from underlying funds any potential benefit from the foreign tax credit or the tax-exempt status of income derived from certain state or municipal obligations.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Passive Foreign Investment Companies – Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales — The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding – Each fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Money Market), paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years beginning before January 1, 2010, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

PRINCIPAL SHAREHOLDERS

As of August 31, 2010, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a fund, except as follows:

Name and Address	Portfolio Name	Class	Percent
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica AEGON High Yield Bond	B	13.61%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica AEGON High Yield Bond	C	12.71%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica AEGON High Yield Bond	C	9.60%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica AEGON High Yield Bond	I	53.02%
Arrow Energy Inc
1404 Industrial Dr Ste 3
Saline MI 48176-9495	Transamerica AEGON High Yield Bond	I	6.35%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica AEGON High Yield Bond	I	5.48%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	26.96%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	23.89%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	17.59%
National Financial Services
1 World Financial Ctr
200 Liberty St FL 5
New York NY 10281-5503	Transamerica AEGON High Yield Bond	I2	11.25%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	7.49%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	7.13%
National Financial Services
1 World Financial Ctr
200 Liberty St 5th Fl
New York NY 10281-5503	Transamerica AEGON High Yield Bond	P	45.09%
Charles Schwab & Co Inc
Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151	Transamerica AEGON High Yield Bond	P	12.82%
TD Ameritrade Inc For The
Exclusive Benefit Of Our Clients
PO Box 2226
Omaha NE 68103-2226	Transamerica AEGON High Yield Bond	P	11.60%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	21.68%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	17.42%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	15.65%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	10.95%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	10.74%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	10.07%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica AllianceBernstein International Value	I2	5.33%
NFS LLC FEBO
Transamerica Life Ins Company
1150 S Olive St Ste 2700
Los Angeles CA 90015-2211	Transamerica Asset Allocation – Conservative Portfolio	A	19.39%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	B	14.50%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	C	19.55%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Asset Allocation – Conservative Portfolio	C	7.97%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Asset Allocation – Conservative Portfolio	I	74.04%
Mark E Rose Ttee
FBO Arizona Asthma & Allergy Insti
401(k) Profit Sharing Plan & Trust
5605 W Eugie Ave Ste 200
Glendale AZ 85304-1274	Transamerica Asset Allocation – Conservative Portfolio	R	25.56%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	R	23.54%
Raymond James & Assoc Inc
FBO Reliance Dental Mfg Co Inc PSP
U/A Dtd Nov 10, 1999
PO Box 38
Worth IL 60482-0038	Transamerica Asset Allocation – Conservative Portfolio	R	10.17%
John D Paci FBO
JLB Corporation 401(k) Profit
Sharing Plan & Trust
111 Westport Plaza
Suite 1150
Saint Louis MO 63146-3017	Transamerica Asset Allocation – Conservative Portfolio	R	8.52%

Name and Address	Portfolio Name	Class	Percent
NFS LLC FEBO
Transamerica Life Ins Company
1150 S Olive St Ste 2700
Los Angeles CA 90015-2211	Transamerica Asset Allocation – Growth Portfolio	A	19.43%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	B	6.61%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Asset Allocation – Growth Portfolio	B	6.15%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Asset Allocation – Growth Portfolio	C	16.20%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	C	14.80%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Asset Allocation – Growth Portfolio	I	55.79%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica Asset Allocation – Growth Portfolio	I	12.83%
MG Trust Company Cust. FBO
O T Neighoff & Sons Inc
700 17th St Ste 300
Denver CO 80202-3531	Transamerica Asset Allocation – Growth Portfolio	R	26.10%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	R	23.77%
Mark E Rose Ttee
FBO Arizona Asthma & Allergy Insti
401(k) Profit Sharing Plan & Trust
5605 W Eugie Ave Ste 200
Glendale AZ 85304-1274	Transamerica Asset Allocation – Growth Portfolio	R	7.83%
Mid Atlanitc Capital Corp Inc
FBO Judy Ledford
Renewable Energy Concepts 401k Plan
775 Fiero Ln Ste 200
Sn Luis Obisp CA 93401-7904	Transamerica Asset Allocation – Growth Portfolio	R	5.27%
NFS LLC FEBO
Transamerica Life Ins Company
1150 S Olive St Ste 2700	Transamerica Asset Allocation – Moderate Growth
Los Angeles CA 90015-2211	Portfolio	A	18.21%

Name and Address	Portfolio Name	Class	Percent
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Asset Allocation – Moderate Growth
Jacksonville FL 32246-6484	Portfolio	B	6.09%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Asset Allocation – Moderate Growth
Jacksonville FL 32246-6484	Portfolio	C	17.62%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7	Transamerica Asset Allocation – Moderate Growth
New York NY 10001-2402	Portfolio	C	12.05%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Asset Allocation – Moderate Growth
Jacksonville FL 32246-6486	Portfolio	I	57.73%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Asset Allocation – Moderate Growth
Jacksonville FL 32246-6484	Portfolio	R	25.30%
MG Trust Company Cust
FBO Rural Gravure Service Inc 401k
700 17th St Ste 300	Transamerica Asset Allocation – Moderate Growth
Denver CO 80202-3531	Portfolio	R	18.70%
Ned Kneadler FBO
LHM Financial Corporation 401(k)
Profit Sharing Plan & Trust
10101 N 92Nd St Ste 201	Transamerica Asset Allocation – Moderate Growth
Scottsdale AZ 85258-4553	Portfolio	R	10.09%
Counsel Trust DBA MATC FBO
Makhteshim-Agan Of North America
401k PS Plan
1251 Waterfront Place Suite 525	Transamerica Asset Allocation – Moderate Growth
Pittsburgh PA 15222-4228	Portfolio	R	6.82%
NFS LLC FEBO
Transamerica Life Ins Company
1150 S Olive St Ste 2700
Los Angeles CA 90015-2211	Transamerica Asset Allocation - Moderate Portfolio	A	19.70%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	B	8.19%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	C	19.53%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Asset Allocation - Moderate Portfolio	C	8.49%

Name and Address	Portfolio Name	Class	Percent
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Portfolio	I	55.06%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	R	39.14%
Counsel Trust DBA MATC FBO
Syspro Impact Software Inc 401(k)
Profit Sharing Plan & Trust
1251 Waterfront Place Suite 525
Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	11.34%
John Russell FBO
Lake Ontario Fruit Inc 401(k)
Profit Sharing Plan & Trust
14234 Ridge Road West
Albion NY 14411-9163	Transamerica Asset Allocation - Moderate Portfolio	R	7.60%
MG Trust Company Cust FBO
South Carolina Medical Associa
700 17th St Ste 300
Denver CO 80202-3531	Transamerica Asset Allocation - Moderate Portfolio	R	6.04%
Counsel Trust DBA MATC FBO
Vexis Systems Inc 401(k) Profit
Sharing Plan & Trust
1251 Waterfront Place Suite 525
Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	5.65%
Don Firth
FBO Jobsinlogistics Com Inc 401(k)
Profit Sharing Plan & Trust
17501 Biscayne Blvd Ste 530
Aventura FL 33160-4806	Transamerica Asset Allocation - Moderate Portfolio	R	5.17%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Balanced	C	7.92%
Transamerica Asset Management Inc
Seed Money Account
Attn: Karen Heburn Mailbin 305E600
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Balanced	I	28.98%
LPL Financial
9785 Towne Centre Drive
San Diego CA 92121-1968	Transamerica Balanced	I	27.50%
Raymond James & Assoc Inc
FBO Dwight E Leary &
Deana G Leary JT/WROS
9841 Helmsley Cir
Montgomery AL 36117-8972	Transamerica Balanced	I	11.01%
LPL Financial
9785 Towne Centre Drive
San Diego CA 92121-1968	Transamerica Balanced	I	9.02%
Janney Montgomery Scott LLC
Mark Gallagher (SEP-IRA)
1801 Market St
Philadelphia PA 19103-1628	Transamerica Balanced	I	6.78%

Name and Address	Portfolio Name	Class	Percent
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Balanced	I	5.34%
National Financial Services
1 World Financial Ctr
200 Liberty St FL 5
New York NY 10281-5503	Transamerica Balanced	P	54.84%
Charles Schwab & Co Inc
Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151	Transamerica Balanced	P	12.93%
Transamerica Occidental Life Ins
Corp Acct
Attn: Irshana Pichai - Operations
11111 Santa Monica Blvd Ste 800
Los Angeles CA 90025-3333	Transamerica Balanced	P	9.69%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	27.71%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	17.84%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	10.99%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	9.59%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	8.91%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	5.94%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	5.37%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	38.92%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	29.61%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	20.70%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	9.02%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	29.04%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	25.62%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	17.13%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	11.84%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	7.75%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BlackRock Natural Resources	I2	7.31%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	34.26%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	25.19%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	15.85%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	9.72%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	8.93%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica BNY Mellon Market Neutral Strategy	I2	5.94%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	36.65%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	27.01%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	16.90%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	6.81%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Diversified Equity	C	8.55%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica Diversified Equity	I	18.73%
Transamerica Asset Management Inc
Seed Money Account
Attn: Karen Heburn Mailbin 305E600
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Diversified Equity	I	13.15%
LPL Financial
9785 Towne Centre Drive
San Diego CA 92121-1968	Transamerica Diversified Equity	I	9.90%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Diversified Equity	I	5.38%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	42.24%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	27.93%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	19.12%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	9.00%
National Financial Services
1 World Financial Ctr
200 Liberty St 5th Fl
New York NY 10281-5503	Transamerica Diversified Equity	P	45.00%
Kansas Postsecondary Education
Savings Plan-695 Moderate Agg
PO Box 418210
Kansas City MO 64141-9210	Transamerica Diversified Equity	P	16.08%
Kansas Postsecondary Education
Savings Plan-694 Aggressive
PO Box 418210
Kansas City MO 64141-9210	Transamerica Diversified Equity	P	14.25%
Kansas Postsecondary Education
Savings Plan-696 Moderate
PO Box 418210
Kansas City MO 64141-9210	Transamerica Diversified Equity	P	7.13%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity	I2	33.60%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity	I2	23.82%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity	I2	18.40%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity	I2	11.88%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity	I2	10.95%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	29.12%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	27.50%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	14.33%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	11.81%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	8.82%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	8.34%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Of Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Flexible Income	B	14.22%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Flexible Income	C	34.86%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Flexible Income	C	6.74%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Flexible Income	I	76.45%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	34.67%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	19.47%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	15.05%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	11.55%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	10.63%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	7.98%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Focus	C	5.88%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Focus	C	5.66%
Raymond James & Assoc Inc
FBO Nethero Management Company LLC
David Nethero Mbr
1065 Farmington Ln NE
Atlanta GA 30319-2811	Transamerica Focus	I	21.58%
Raymond James & Assoc Inc Csdn
FBO Jo D Faddis IRA
2310 Briarcliff Rd NE
Atlanta GA 30329-2802	Transamerica Focus	I	16.99%
Transamerica Asset Management Inc
Seed Money Account
Attn: Karen Heburn Mailbin 305E600
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Focus	I	14.27%
Raymond James & Assoc Inc Csdn
FBO Jack Bunce IRA
902 Gibbs Rd # L-183
Venice FL 34285-1044	Transamerica Focus	I	13.74%
Raymond James & Assoc Inc
FBO Scott D & Heather K Peisner Tte
Scott D & Heather K Peisner
Family Trust
14820 Rue De Bayonne Apt 503
Clearwater FL 33762-3030	Transamerica Focus	I	9.04%

Name and Address	Portfolio Name	Class	Percent
Raymond James & Assoc Inc
FBO Fidelma M Miller
10148 Wendover Dr
Vienna VA 22181-2957	Transamerica Focus	I	8.34%
Raymond James & Assoc Inc Csdn
FBO Michael W Mcdavid IRA
1535 Knob Hill Dr NE
Atlanta GA 30329-3206	Transamerica Focus	I	6.34%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Focus	I	5.50%
ARC Reinsurance Corporation AEGON
Management Company
Attn: Eileen Lynch
4333 Edgewood Rd NE
Cedar Rapids IA 52499-0001	Transamerica Focus	P	24.92%
National Financial Services
1 World Financial Ctr
200 Liberty St FL 5
New York NY 10281-5503	Transamerica Focus	P	20.58%
Charles Schwab & Co Inc
Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151	Transamerica Focus	P	9.74%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Growth Opportunities	I	71.35%
Transamerica Asset Management Inc
Seed Money Account
Attn: Karen Heburn Mailbin 305E600
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I	11.87%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	42.30%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	27.12%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	19.88%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	9.78%
National Financial Services
1 World Financial Ctr
200 Liberty St FL 5
New York NY 10281-5503	Transamerica Growth Opportunities	P	46.69%

Name and Address	Portfolio Name	Class	Percent
ARC Reinsurance Corporation AEGON
Management Company
Attn: Eileen Lynch
4333 Edgewood Rd NE
Cedar Rapids IA 52499-0001	Transamerica Growth Opportunities	P	17.06%
Charles Schwab & Co Inc
Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151	Transamerica Growth Opportunities	P	7.34%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	39.18%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	30.50%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	20.35%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	7.88%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	29.18%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	27.88%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	21.95%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	7.82%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	5.35%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	5.02%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	40.23%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	26.90%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	13.88%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	10.07%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	45.67%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	24.53%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	23.26%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	6.54%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	25.75%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	15.86%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	14.30%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	14.26%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	8.59%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	7.65%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	5.14%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	22.07%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	18.83%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	16.85%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	10.06%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	6.97%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	6.54%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	5.98%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	5.55%
Frontier Trust Company FBO
Bill's Volume Sales 401(k) Plan 14
98
PO Box 10758
Fargo ND 58106-0758	Transamerica Money Market	C	9.74%

Name and Address	Portfolio Name	Class	Percent
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Money Market	C	5.94%
Transamerica Asset Management Inc
Seed Money Account
Attn: Karen Heburn Mailbin 305E600
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Money Market	I	90.61%
Raymond James & Assoc Inc
FBO Richard D Miller &
Julia A Miller Ten/By/Enty
17618 Woodland St
Roseville MI 48066-2828	Transamerica Money Market	I	9.39%
Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Money Market	I2	30.90%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Money Market	I2	22.05%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Money Market	I2	20.43%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Money Market	I2	16.16%
Universal Life Insurance Company
Omnibus Money Market Account
PO Box 2145
San Juan PR 00922-2145	Transamerica Money Market	I2	10.12%
Reid A Evers
1333 Valley View Rd Apt 28
Glendale CA 91202-1734	Transamerica Money Market	P	6.01%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	23.46%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	20.21%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	17.62%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	16.33%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	11.57%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	9.89%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	32.96%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	20.55%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	14.50%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	10.53%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	8.88%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	6.66%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	28.15%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	16.31%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	13.77%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	13.73%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	8.45%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	8.12%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	6.08%
Prudential Investment Mgmt Svcs LLC
FBO Mututal Fund Clients
Attn Pruchoice Unit
Gateway Center 3-10th Floor
100 Mulberry St	Transamerica Multi-Manager Alternative Strategies
Newark NJ 07102-4056	Portfolio	A	9.29%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7	Transamerica Multi-Manager Alternative Strategies
New York NY 10001-2402	Portfolio	A	8.10%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Multi-Manager Alternative Strategies
Jacksonville FL 32246-6484	Portfolio	C	14.46%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7	Transamerica Multi-Manager Alternative Strategies
New York NY 10001-2402	Portfolio	C	7.96%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2	Transamerica Multi-Manager Alternative Strategies
Jacksonville FL 32246-6486	Portfolio	I	47.93%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	A	16.72%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	B	12.03%

Name and Address	Portfolio Name	Class	Percent
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	B	7.72%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	C	22.79%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	C	19.10%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Multi-Manager International Portfolio	I	72.02%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica Multi-Manager International Portfolio	I	5.72%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	23.67%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	19.07%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	12.58%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	10.32%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	10.03%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	7.06%

Name and Address	Portfolio Name	Class	Percent
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	5.70%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	5.63%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	28.87%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	18.40%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	14.34%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	11.44%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	8.53%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	7.58%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	5.34%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	30.24%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	18.59%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	12.75%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	11.90%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	10.13%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	8.41%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	22.82%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	18.56%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	16.03%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	13.33%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	12.86%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	12.63%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	38.51%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	31.26%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	28.08%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	25.28%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	14.48%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	12.37%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	9.15%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	8.13%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	7.76%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	7.15%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	6.84%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Short-Term Bond	A	7.53%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Gateway Center 3-10th Flr
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102	Transamerica Short-Term Bond	A	6.18%
Merrill Lynch Pierce
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	17.32%

Name and Address	Portfolio Name	Class	Percent
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Short-Term Bond	C	7.40%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	62.06%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica Short-Term Bond	I	10.02%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	24.70%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	20.82%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	19.01%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	13.13%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	11.24%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	7.88%
NFS LLC FEBO
Transamerica Life Ins Company
1150 S Olive St Ste 2700
Los Angeles CA 90015-2211	Transamerica Small/Mid Cap Value	A	11.68%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Small/Mid Cap Value	A	7.07%

Name and Address	Portfolio Name	Class	Percent
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Att Pruchoice Unit
3 Gateway Center Fl 11
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica Small/Mid Cap Value	A	6.13%
Merrill Lynch Pierce
Fenner & Smith Inc
For The Sole Benefit
Of Its Customers
4800 Deer Lake Dr E FL 2
Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	B	11.34%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Small/Mid Cap Value	B	9.41%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	17.80%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica Small/Mid Cap Value	C	14.16%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	73.94%
NFS LLC FEBO
State Street Bank Trust Co
Ttee Various Retirement Plans
4 Manhattanville Rd
Purchase NY 10577-2139	Transamerica Small/Mid Cap Value	I2	100.00%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	23.22%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	22.74%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	14.76%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	10.69%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	8.95%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	8.72%
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	5.05%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	32.10%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	15.39%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	11.11%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	9.21%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	8.14%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	7.37%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	5.04%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	26.26%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	19.15%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	17.37%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	11.12%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	10.45%
Transamerica Asset Allocation-Conservative VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	5.52%
Transamerica Asset Allocation-Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	5.40%
Citigroup Global Markets Inc
House Account
Attn: Peter Booth
333 W 34Th St Fl 7
New York NY 10001-2402	Transamerica WMC Diversified Growth	C	8.26%
Merrill Lynch
Fenner & Smith Inc
FBO Its Customers
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6486	Transamerica WMC Diversified Growth	I	21.56%
Prudential Investment Mgmt Svcs LLC
FBO Mutual Fund Clients
Attn Pruchoice Unit
3 Gateway Center Fl 10
100 Mulberry St Ml Stp NJ 05-11-20
Newark NJ 07102-4000	Transamerica WMC Diversified Growth	I	5.58%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	38.35%
Transamerica Asset Allocation Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	25.61%
Transamerica Asset Allocation Moderate Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	23.03%

Name and Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation Conservative Portfolio
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	8.19%
National Financial Services
1 World Financial Ctr
200 Liberty St FL 5
New York NY 10281-5503	Transamerica WMC Diversified Growth	P	39.15%
Charles Schwab & Co Inc
Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151	Transamerica WMC Diversified Growth	P	35.13%
Transamerica Asset Allocation-Moderate Growth VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	21.63%
Transamerica Asset Allocation-Moderate VP
Investment Account
Attn Fund Admin Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	11.63%
MAC & Co
Attn Mutual Fund Ops
PO Box 3198 525 William Penn Place
Pittsburgh PA 15230-3198	Transamerica WMC Emerging Markets	I2	10.05%
Transamerica Multi-Manager International Portfolio
Investment Account
Attn: Fund Admin. Mailstop 305E
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	9.11%
Transamerica Asset Allocation Moderate Growth Portfolio
Investment Account
Attn Fund Admin Mailstop 515E610
570 Carillon Pkwy
St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	7.11%

MISCELLANEOUS
ORGANIZATION

Each fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into eight classes: Class A, Class B, Class C, Class I, Class I2, Class P, Class R and Class T. Not all Transamerica Funds offer all classes of shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class P and Class R shares are subject to ongoing distribution and service fees and Class I, Class I2 and Class T shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

Effective as of 4:00 p.m. on July 14, 2010, Class B shares will no longer be offered for purchase, including to existing Class B shareholders, except in the limited circumstances as described above.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

Class P shares are closed to new investors, except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries, and registered investment advisers that maintain a sales agreement with the funds’ distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were redesignated as Class I2 shares.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Ernst and Young LLP, located at 5 Times Square, New York, NY 10036-6530, serves as independent registered certified public accounting firm for Transamerica Funds.

CODES OF ETHICS

Transamerica Funds, TAM, each sub-adviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I. Statement of Principle

The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most portfolios of the fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. Securities on Loan

The Board of the funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised: November 13, 2009

FINANCIAL STATEMENTS

Financial statements and financial highlights for each fund, except Transamerica Diversified Equity and Transamerica Focus, are incorporated herein by reference from the Transamerica Funds Annual Report for the fiscal year ended October 31, 2009, and Semi-Annual Report for the fiscal period ended April 30, 2009. The Annual and Semi-Annual Reports were filed with the SEC on December 30, 2009 (Accession No. 0001104659-09-071896) and June 26, 2009 (Accession No. 0001104659-09-040361), respectively, and are available without charge upon request by calling Customer Service at (888) 233-4339.

Transamerica Diversified Equity and Transamerica Focus acquired the assets and assumed the liabilities of Transamerica Premier Diversified Equity Fund and Transamerica Premier Focus Fund (the “predecessor funds”), respectively, on November 13, 2009 in exchange for shares of the funds. As a result of the reorganizations, each of Transamerica Diversified Equity and Transamerica Focus is the accounting successor of the corresponding predecessor fund. As accounting successor, the operating history of the predecessor fund will be used for financial reporting purposes. The predecessor funds’ financial statements and financial highlights for the Ten-Month Period ended October 31, 2009, filed with the SEC on December 30, 2009 (Accession No. 0001104659-09-071891), have been audited by Ernst & Young LLP, independent registered certified public accounting firm, and are incorporated herein by reference. The predecessor funds” Semi-Annual Report was filed with the SEC on August 28, 2009 (Accession No. 0001104659-09-052356), and is also incorporated herein by reference. The predecessor funds’ Ten-Month Period and Semi-Annual Reports are available without charge upon request by calling Customer Service at (888) 233-4339.

Transamerica AOR Managed Futures Strategy commenced operations on September 30, 2010. The Annual Report for the fund for the fiscal period ending October 31, 2010 will be sent to shareholders once it becomes available.

APPENDIX A

AEGON USA Investment Management, LLC

SECURITIES VOTING POLICY

1. Introduction

          Normally, clients for which AEGON USA Investment Management, LLC (“AUIM”) has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM’s Securities Voting Policy (the “Policy”). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

          AUIM manages client portfolios of debt securities and neither holds itself out, nor functions to a significant extent, as a manager of equity securities for any client. As a result, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g., board of director matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM clients receive equity securities resulting from the restructure of debt security investments or other special situations.

2. Statement of Policy

          It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

          Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

          The Chief Compliance Officer of AUIM is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee for their consideration. The “Management Review Committee” shall mean a committee of at least three senior managers designated from time to time by the President of AUIM.

3. Use of Independent Third Party

          Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. Conflicts of Interest Between AUIM and Clients

          AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a.	Vote in accordance with the recommendation of the Independent Third Party;
b.	Obtain the guidance of the client(s) whose account(s) are involved in the conflict;
c.	Obtain the review of the General Counsel of AUIM, or
d.	Vote in strict accordance with the Guidelines.

5. Provision of the Policy to Clients

          AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

          At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.

Effective: October 5, 2004

AEGON USA INVESTMENT MANAGEMENT, LLC
SECURITIES VOTING POLICY
APPENDIX A
SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AllianceBernstein L.P.

Statement of Policies and Procedures for Proxy Voting

1. Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly,

AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AQR Capital Management, LLC

PROXY POLICY

1. General
Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients. These written policies and procedures are designed to reasonably ensure that AQR Capital Management, LLC (“AQR”) votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. Proxy Guidelines
Generally, AQR will vote based upon the recommendations of RiskMetrics Group - ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients. In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

(b) AQR will not announce its voting intentions and the reasons therefore.

(c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder. AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

• If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

• AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

• If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

• AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken. AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3. Proxy Procedures
AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4. Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that

(1) describes any conflict of interest;

(2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

PROXY VOTING GUIDELINES

Date Modified: 7/6/09 CONFIDENTIAL

BlackRock Investment Management, LLC

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC and Its Affiliated SEC Registered Investment Advisers
Effective June, 2008

These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The

[1] The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

2 In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

[3] Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

[5] Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

[6] Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

A. Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.
9 The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

B. Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

C. Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D. Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E. Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

10 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who
▪

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

▪ voted to implement or renew a “dead-hand” poison pill
▪ ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
▪ failed to act on takeover offers where the majority of the shareholders have tendered their shares
▪ are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
▪ on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
▪ sit on more than six boards of public companies
A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly
A.23

FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure

A.24

FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats

A.25	AGAINST shareholder proposals requiring two candidates per board seat
A.26	AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care
A.27

AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

A.28

AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify

A.29	FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪ If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and
▪ If only the director’s legal expenses would be covered
A.30	AGAINST proposals that provide that directors may be removed only for cause
A.31	FOR proposals to restore shareholders’ ability to remove directors with or without cause
A.32	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
A.33

FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1		FOR approval of independent auditors, except for
	▪	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
	▪	auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation
	▪	on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
C.13

FOR shareholder proposals – based on a case-by-case analysis – that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives

C.14

AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance

C.15	WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
C.16

FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table

C.17	FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid
C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation
C.19

FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts

C.20

FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans

C.21

FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits

C.22	AGAINST the equity plan if any of the following factors apply:

▪ The total cost of the company’s equity plans is unreasonable;
▪ The plan expressly permits the repricing of stock options without prior shareholder approval;
▪ There is a disconnect between CEO pay and the company’s performance; and/or
▪ The plan is a vehicle for poor compensation practices
C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
C.24	AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so
C.25	FOR shareholder proposals to put option repricings to a shareholder vote

D. Capital Structure

          These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)

D.7	AGAINST proposals to create a new class of common stock with superior voting rights
D.8	AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
D.9	FOR proposals to create a new class of nonvoting or sub-voting common stock if:
▪ It is intended for financing purposes with minimal or no dilution to current shareholders; and
▪ It is not designed to preserve the voting power of an insider or significant shareholder

D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)
D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
D.12	FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
D.13	FOR management proposals to implement a reverse stock split to avoid delisting
D.14	FOR management proposals to increase the common share authorization for a stock split or share dividend
D.15	FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

E. Corporate Charter and By-Laws

          These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name
E.5	AGAINST proposals to require a supermajority shareholder vote
E.6	FOR proposals to lower supermajority vote requirements
E.7	AGAINST proposals giving the board exclusive authority to amend the bylaws
E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
E.9	CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
	-	The reasons for reincorporating
	-	A comparison of the governance provisions
	-	Comparative economic benefits, and
	-	A comparison of the jurisdiction laws
E.10	FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
E.11	FOR proposals to restore, or provide shareholders with rights of appraisal

F. Corporate Meetings

          These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings
F.12	AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)

G. Investment Companies

          These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who
▪

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

▪ ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
▪ are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
▪ on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies
G.6	AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H. Environmental and Social Issues

          These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:

	-	environmental liabilities;
	-	bank lending policies;
	-	corporate political contributions or activities;
	-	alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
	-	costs and risk of doing business in any individual country or the standards of operations in such country;
	-	involvement in nuclear defense systems or other military products;
	-	animal welfare standards;
	-	pricing policies;
	-	the use of certain commodities, genetically modified materials or chemicals;
	-	sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;
	-	charitable contributions made by the company
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

H.5	FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
-

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

	-	The company’s level of disclosure is comparable to or better than information provided by industry peers; and
	-	There are no significant fines, penalties, or litigation associated with the company’s environmental performance
H.6

AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions

H.7	FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
	-	The company does not maintain operations in Kyoto signatory markets;
	-	The company already evaluates and substantially discloses such information;
	-	Greenhouse gas emissions do not significantly impact the company’s core businesses; or
	-	The company is not required to comply with the Kyoto Protocol Standards
H.8

AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use

H.9

AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders

H.10

AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage

H.11

AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company

H.12

AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

H.13

AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies

H.14	AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
H.15	FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
H.16	AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement
H.17	AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
H.18	AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:
	-	label or identify products in a certain manner;
	-	study or evaluate the use of certain company products;
	-	increase animal welfare standards to above those required by law; or
	-	engage in political, environmental or social activities that do not directly relate to the economic operations of the company
H.19	CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

	-	The feasibility of financially quantifying environmental risk factors;
	-	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
	-	The costs associated with implementing improved standards;
	-	The potential costs associated with remediation resulting from poor environmental performance; and
	-	The current level of disclosure on environmental policies and Initiatives
H.20	FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public
H.21	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
	-	Risks associated with certain international markets;
	-	The utility of such a report to shareholders; and

	-	The existence of a publicly available code of corporate conduct that applies to international operations
H.22	CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
	-	The nature and amount of company business in that country;
	-	The company’s workplace code of conduct;
	-	Proprietary and confidential information involved;
	-	Company compliance with U.S. regulations on investing in the country; and/or
	-	Level of peer company involvement in the country
H.23

CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

	-	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
	-	Agreements with foreign suppliers to meet certain workplace standards;
	-	Whether company and vendor facilities are monitored and how;
	-	Company participation in fair labor organizations;
	-	Type of business;
	-	Proportion of business conducted overseas;
	-	Countries of operation with known human rights abuses;
	-	Whether the company has been recently involved in significant labor and human rights controversies or violations;
	-	Peer company standards and practices; and
	-	Union presence in company’s international factories

IV.     NOTICE TO CLIENTS

          BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

          BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

          These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

Federated Equity Management Company of Pennsylvania

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

11 Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired [ISS] [Institutional Shareholder Services (ISS)] to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

First Quadrant, L.P.

Overview
Proxy Voting Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent[1] for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, reviews, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact Client Services Department at FQClientservice@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

[1] See Voting Client Proxies section for an explanation of this role.

ADDENDUM A
Securities on Loan

Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.

In handling such matters, First Quadrant’s Portfolio Engineering Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.

Goldman Sachs Asset Management, L.P.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

Effective: March 2010

Goldman Sachs Asset Management (“GSAM”)* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

*For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC, GS Investment Strategies (Singapore) Pte., the Goldman Sachs Asset Management unit of Goldman Sachs (Asia) L.L.C.; the Goldman Sachs Asset Management unit of Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management Korea Co., Ltd., GSAM Japan, GSJBWere, Beijing Gao Hua Securities Company Limited, the Goldman Sachs Asset Management unit of the Shanghai representative office of Goldman Sachs (China) L.L.C., Goldman Sachs Asset Management (India) Private Limited, Goldman Sachs (India) Securities Private Limited

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order

**The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:

•	Inside Director
	-	Employee of the company or one of its affiliates
	-	Among the five most highly paid individuals (excluding interim CEO)
	-	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
	-	Current interim CEO
	-	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director (AO)
	-	Board attestation that an outside director is not independent
	-	Former CEO or other executive of the company within the last 3 years
	-	Former CEO or other executive of an acquired company within the past three years
	-	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made
	-	Not independent under applicable listing standards

•	Independent Outside Director
	-	No material connection to the company other than a board seat

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excus e, such as illness, service to the nation, work on behalf of the company, funeral obligations or start date after middle of the year. If the company provides meaningful public or non-material private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
	-	Degree to which absences were due to an unavoidable conflict;
	-	Pattern of absenteeism; and
	-	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two our more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director.
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on a shareholder proposal that received approval of the majority of sh ares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director).
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; (in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties.)
•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four- digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent. (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal ("MSOP"). If no Compensation Committee members are up for election (i.e., board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if one or more of the following poor pay practices exist:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

(Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent key committees; or
•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the voting method preferred by GSAM.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;
•	a supermajority vote requirement;
•	majority vote standard for director elections with no carve out for contested elections;
•	the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;
•	a dual-class structure; and/or
•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance
•	The company's use of authorized shares during the last three years;
•	One- and three-year total shareholder return;
•	The board's governance structure and practices;
•	The current request;
•	Disclosure in the proxy statement of specific reasons for the proposed increase;
•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ (“RMG”) quantitative model, which examines the company's need for shares and three-year total shareholder return; and
•	Risks to shareholders of not approving the request.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;
•	The dilutive impact of the request as determined through an allowable cap generated by RMG’s quantitative model;
•	The board’s governance structure and practices; and
•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.
•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
•	The plan is a vehicle for poor pay practices.

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:

•	Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;
•	Excessive perks/tax reimbursements
	-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;
	-	Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy);
	-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
	-	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure
	-	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
Excessive severance and/or change in control provisions:
	-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of
3X cash pay;
	-	Payments upon an executive’s termination in connection with performance failure;
	-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);
	-	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;
	-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
	-	New or materially amended employment or severance agreements that provide for an excise tax gross-up.
Modified gross-ups would be treated in the same manner as full gross-ups;
	-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;
•	Poor disclosure practices:
	-	Unclear explanation of how the CEO is involved in the pay setting process;
	-	Retrospective performance targets and methodology not discussed;
	-	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
	-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);
•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing--was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•		Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines, or
	-	A holding period requirement coupled with a significant long-term ownership requirement, or
	-	A meaningful retention ratio.
•		Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•		Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,
•	The company’s current level of disclosure on lobbying strategy, and
•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to non-U.S. public equity investments. Note that some items may vary by market based on specific country regulations or practices.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; OR
•	There are clear concerns over questionable finances or restatements; OR
•	There have been questionable transactions with conflicts of interest; OR
•	There are any records of abuses against minority shareholder interests; OR
•	The board fails to meet minimum corporate governance standards. OR

Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
•	For markets which do not routinely request discharge resolutions (e.g., common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

-	2/3 independent board, or majority in countries where employee representation is common practice;
-	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
-	Fully independent key committees; and/or
-	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
•	Duration does not exceed 18 months.
•	For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
•	Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

ING Clarion Real Estate Securities, LLC

PROXY VOTING POLICIES AND PROCEDURES

As of January 31, 2008

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities (“ING CRES”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group (“RMG”) to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and – if available – other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst’s decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm’s investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Clients”), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING

CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client’s proxy.

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-establised guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J. P. Morgan Investment Management Inc.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMorgan proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Loomis, Sayles & Company, L.P.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy

Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Mellon Capital Management Corporation

The Bank of New York Mellon Corporation - PROXY VOTING POLICY (Approved 10/12/07)

1. Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2. Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8. Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9. Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

MFS Investment Management

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

          MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

          In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

          As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

          MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

          MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);
b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

          From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

          Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.12 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

          From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

          The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C. MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

          When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the

[12] From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

          Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Morgan Stanley Investment Management Inc.

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Private Limited (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies, each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

• Approval of financial statements and auditor reports.
• General updating/corrective amendments to the charter, articles of association or bylaws.

          • Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1. Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

          i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

          ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10. Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in capital structure.
1. We generally support the following:
• Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

• Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

• Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

• Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

• Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

▪ Management proposals to effect stock splits.

▪ Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

• Management proposals for higher dividend payouts.

2. We generally oppose the following (notwithstanding management support):
• Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
• Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

• Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

• Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.
1. We generally support the following proposals:

• Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

• Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

• Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy

Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.
2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3. If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman, LLC
Neuberger Berman Management LLC

PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients

I. Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management LLC (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB’s policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(3) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

Effective February 2007

Proxy Committee as of February 2007

Jack Rivkin	Chief Investment Officer
Judith Vale	Portfolio Manager
Maxine Gerson	Legal and Compliance
Vincent Pecoraro	Portfolio Administration

OppenheimerFunds, Inc.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING GUIDELINES (as of March 27, 2009)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

Tremont Fund (Fund-of-Hedge Funds) OFI’s Tremont Fund (the “Tremont Fund”) is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund’s interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

• OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

• a company that is a significant selling agent of OFI’s products and services solicits proxies;

• OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

• OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

• If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

• If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

• If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping
OFI will prepare periodic reports for submission to the Board describing:

• any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

• any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

          In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

• these Policies and Procedures, as amended from time to time;

• records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

• records of written client requests for proxy voting information and any written responses of OFI to such requests; and

• any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements.

• Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws
• Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
• Vote FOR bylaw/charter changes if:
○ shareholder rights are protected;
○ there is a negligible or positive impact on shareholder value;
○ management provides sufficiently valid reasons for the amendments; and/or
○ the company is required to do so by law (if applicable); and
○ they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name.
• Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting.
• Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
• Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business.
• Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term
• Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
• Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2 Ratifying Auditors
• Vote FOR Proposals to ratify auditors, unless any of the following apply:
○ an auditor has a financial interest in or association with the company, and is therefore not independent;
○ fees for non-audit services are excessive;
○ there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

○ poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

• Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
• Vote AGAINST shareholder proposals asking for audit firm rotation.
• Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
• Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
• Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees
• Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
○ composition of the board and key board committees;
○ attendance at board meetings;
○ corporate governance provisions and takeover activity;
○ long-term company performance relative to a market index;
○ directors’ investment in the company;
○ whether the chairman is also serving as CEO;
○ whether a retired CEO sits on the board.

• WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

○ attend less than 75% of the board and committee meetings without a valid excuse;
○ implement or renew a dead-hand or modified dead-hand poison pill;
○ ignore a shareholder proposal that is approved by a majority of the shares outstanding;
○ ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
○ failed to act on takeover offers where the majority of the shareholders tendered their shares;
○ are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
○ re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
• the non-audit fees paid to the auditor are excessive;

• a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

• there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

• the company receives an adverse opinion on the company’s financial statements from its auditors.

○ are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

• there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
• the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
• the company fails to submit one-time transfers of stock options to a shareholder vote;
• the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• the company has inappropriately backdated options; or
• the company has egregious compensation practices including, but not limited to, the following:
▪ egregious employment contracts;
▪ excessive perks/tax reimbursements;
▪ abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
▪ egregious pension/supplemental executive retirement plan (SERP) payouts;
▪ new CEO with overly generous new hire package;
▪ excessive severance and/or change in control provisions; or
▪ dividends or dividend equivalents paid on unvested performance shares or units.
○ enacted egregious corporate governance policies or failed to replace management as appropriate;
○ are inside directors or affiliated outside directors; and the full board is less than majority independent;

○ are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

○ serve on more than five public company boards. (The term “public company” excludes an investment company.)
• WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
• Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
○ if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

○ if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

• if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size
• Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
• Vote FOR proposals seeking to fix the board size or designate a range for the board size.

• Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board
• Vote AGAINST proposals to classify the board.

• Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting
• Vote FOR proposal to eliminate cumulative voting.
• Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Require Majority Vote for Approval of Directors

• OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6 Director and Officer Indemnification and Liability Protection
• Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

• Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

• Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

• Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

• Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
○ the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
○ only if the director’s legal expenses would be covered.

2.7 Establish/Amend Nominee Qualifications
• Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
• Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
• Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8 Filling Vacancies/Removal of Directors.
• Vote AGAINST proposals that provide that directors may be removed only for cause.
• Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
• Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9 Independent Chairman (Separate Chairman/CEO)

• Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

○ designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
○ two-thirds independent board;
○ all-independent key committees;
○ established governance guidelines;

○ the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

○ the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
• egregious compensation practices;
• multiple related-party transactions or other issues putting director independence at risk;
• corporate and/or management scandal;
• excessive problematic corporate governance provisions; or
• flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.10 Majority of Independent Directors/Establishment of Committees

• Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

• Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

• For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

○ the applicable listing standards determination of such director’s independence;
○ any operating ties to the firm; and
○ if there are any other conflicting relationships or related party transactions.

• A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

○ the terms of the agreement;
○ the duration of the standstill provision in the agreement;
○ the limitations and requirements of actions that are agreed upon;
○ if the dissident director nominee(s) is subject to the standstill; and
○ if there are any conflicting relationships or related party transactions.

2.11 Open Access

• Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.12 Stock Ownership Requirements

• Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

• Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

○ whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

○ Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13 Age or Term Limits
• Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections
• Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
○ long-term financial performance of the target company relative to its industry;
○ management’s track record;
○ background to the proxy contest;
○ qualifications of director nominees (both slates);
○ evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
○ stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

• Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting
• Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

• Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent
• Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
• Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills
• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
• Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
• Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
• Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
○ 20% or higher flip-in or flip-over;
○ two to three-year sunset provision;
○ no dead-hand, slow-hand, no-hand or similar features;

○ shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

○ considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
○ for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
• the trigger (NOL pills generally have a trigger slightly below 5%);
• the value of the NOLs;
• the term;
• shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
• other factors that may be applicable.

4.4 Shareholder Ability to Act by Written Consent
• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
• Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5 Shareholder Ability to Call Special Meetings
• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6 Establish Shareholder Advisory Committee
• Vote on a CASE-BY-CASE basis.

4.7 Supermajority Vote Requirements
• Vote AGAINST proposals to require a supermajority shareholder vote.
• Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights
• Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases
• Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

○ purchase price;
○ fairness opinion;
○ financial and strategic benefits;
○ how the deal was negotiated;
○ conflicts of interest;
○ other alternatives for the business; and
○ non-completion risk.

5.3 Asset Sales
• Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
○ impact on the balance sheet/working capital;
○ potential elimination of diseconomies;
○ anticipated financial and operating benefits;
○ anticipated use of funds;
○ value received for the asset;
○ fairness opinion;
○ how the deal was negotiated; and
○ conflicts of interest.

5.4 Bundled Proposals

• Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

• Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

• Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

• Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

○ dilution to existing shareholders’ position;
○ terms of the offer;
○ financial issues;
○ management’s efforts to pursue other alternatives;
○ control issues; and
○ conflicts of interest.

• Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company
• Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
○ the reasons for the change;
○ any financial or tax benefits;
○ regulatory benefits;
○ increases in capital structure; and
○ changes to the articles of incorporation or bylaws of the company.
• Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
○ increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
○ adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
• Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
○ offer price/premium;
○ fairness opinion;
○ how the deal was negotiated;
○ conflicts of interests;

○ other alternatives/offers considered; and
○ non-completion risk.
• Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
○ whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
○ cash-out value;
○ whether the interests of continuing and cashed-out shareholders are balanced; and
○ the market reaction to public announcement of the transaction.

5.9 Joint Venture
• Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
○ percentage of assets/business contributed;
○ percentage of ownership;
○ financial and strategic benefits;
○ governance structure;
○ conflicts of interest;
○ other alternatives; and
○ non-completion risk.

5.10 Liquidations

• Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

• Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
• Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
○ prospects of the combined company anticipated financial and operating benefits;
○ offer price (premium or discount);
○ fairness opinion;
○ how the deal was negotiated;
○ changes in corporate governance;
○ changes in the capital structure; and
○ conflicts of interest.

5.12 Private Placements/Warrants/Convertible Debenture
• Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
○ dilution to existing shareholders’ position;
○ terms of the offer;
○ financial issues;
○ management’s efforts to pursue other alternatives;
○ control issues; and
○ conflicts of interest.
• Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs
• Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
○ tax and regulatory advantages;
○ planned use of the sale proceeds;
○ valuation of spinoff;
○ fairness opinion;
○ benefits to the parent company;
○ conflicts of interest;
○ managerial incentives;
○ corporate governance changes; and
○ changes in the capital structure.

5.14 Value Maximization Proposals
• Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control
• Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16 Special Purpose Acquisition Corporations (SPACs)
• Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
○ valuation;
○ market reaction;
○ deal timing;
○ negotiations and process;
○ conflicts of interest;
○ voting agreements; and
○ governance.

6.0 STATE OF INCORPORATION

          6.1 Control Share Acquisition Provisions
• Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
• Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
• Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions
• Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions
• Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions
• Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
• Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions
• Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail
• Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
• Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals
• Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
• Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions
• Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes
• Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

          7.1 Adjustments to Par Value of Common Stock
• Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization
• Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
○ specific reasons/rationale for the proposed increase;
○ the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
○ the board’s governance structure and practices; and
○ risks to shareholders of not approving the request.
• Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock
• Vote AGAINST proposals to create a new class of common stock with superior voting rights.
• Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
○ it is intended for financing purposes with minimal or no dilution to current shareholders; and
○ it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan
• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights
• Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock
• Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
• Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
• Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
• Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
• Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
• Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

          7.7 Recapitalization
• Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
○ more simplified capital structure;
○ enhanced liquidity;
○ fairness of conversion terms;
○ impact on voting power and dividends;
○ reasons for the reclassification;
○ conflicts of interest; and
○ other alternatives considered.

7.8 Reverse Stock Splits
• Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
• Vote FOR management proposals to implement a reverse stock split to avoid delisting.
• Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9 Share Purchase Programs
• Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10 Stock Distributions: Splits and Dividends
• Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11 Tracking Stock
• Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

          8.1 Equity-based Compensation Plans
• Vote compensation proposals on a CASE-BY-CASE basis.
• OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
• Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
○ the total cost of the company’s equity plans is unreasonable;
○ the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
○ the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
o the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
o the plan is a vehicle for poor pay practices.
• For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation
• Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
• Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
○ director stock ownership guidelines with a minimum of three times the annual cash retainer;
○ vesting schedule or mandatory holding/deferral period:
• a minimum vesting of three years for stock options or restricted stock; or
• deferred stock payable at the end of a three-year deferral period;
○ mix between cash and equity:
• a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
• if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
○ no retirement/benefits and perquisites provided to non-employee directors; and
○ detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3 Bonus for Retiring Director
• Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan
• Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash
• Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

• Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
• Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6 Pre-Arranged Trading Plans (10b5-1 Plans)
• Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
○ adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
○ amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
○ ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
○ reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
○ an executive may not trade in company stock outside the 10b5-1 Plan; and
○ trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7 Management Proposals Seeking Approval to Reprice Options
• Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
○ historic trading patterns;
○ rationale for the repricing;
○ value-for-value exchange;
○ option vesting;
○ term of the option;
○ exercise price; and
○ participation.

8.8 Employee Stock Purchase Plans
• Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
• Votes FOR employee stock purchase plans where all of the following apply:
○ purchase price is at least 85% of fair market value;
○ offering period is 27 months or less; and
○ the number of shares allocated to the plan is 10% or less of the outstanding shares.
• Votes AGAINST employee stock purchase plans where any of the following apply:
○ purchase price is at least 85% of fair market value;
○ offering period is greater than 27 months; and
○ the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
• Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
• Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
• Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10 Employee Stock Ownership Plans (ESOPs)
• Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
• Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
• Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
o Relative considerations:
• assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
• evaluation of peer groups used to set target pay or award opportunities;
• alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
• assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs);

○ Design considerations:
• balance of fixed versus performance-driven pay;
• assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates;
○ Communication considerations:
• evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
• assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13 401(k) Employee Benefit Plans
• Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay
• Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
• Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
• Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
• Vote FOR shareholder proposals to put option repricings to a shareholder vote.
• Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options
• Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
o the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16 Pay-for-Performance
• Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
○ What aspects of the company’s short-term and long-term incentive programs are performance-driven?
○ Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
○ What type of industry does the company belong to?
○ Which stage of the business cycle does the company belong to?

8.17 Golden Parachutes and Executive Severance Agreements
• Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
• Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
○ the parachute should be less attractive than an ongoing employment opportunity with the firm;
○ the triggering mechanism should be beyond the control management;
○ the amount should not exceed three times base salary plus guaranteed benefits; and
○ change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18 Pension Plan Income Accounting
• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19 Supplemental Executive Retirement Plans (SERPs)
• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
• Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.20 Claw-back of Payments under Restatements
• Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
○ the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
○ the nature of the proposal where financial restatement is due to fraud;
○ whether or not the company has had material financial problems resulting in chronic restatements; and/or
○ the adoption of a robust and formal bonus/equity recoupment policy.
• If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
• If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21 Tax Gross-Up Proposals
• Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

• OFI will only vote “FOR” a proposal that would clearly:
○ have a discernable positive impact on short-term or long-term share value; or
○ have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
• prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;
• reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

• what percentage of sales, assets and earnings will be affected;
• the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;
• whether the issues presented should be dealt with through government or company-specific action;
• whether the company has already responded in some appropriate manner to the request embodied in the proposal;
• whether the company’s analysis and voting recommendation to shareholders is persuasive;
• what other companies have done in response to the issue;
• whether the proposal itself is well framed and reasonable;
• whether implementation of the proposal would achieve the objectives sought in the proposal;
• whether the subject of the proposal is best left to the discretion of the board;
• whether the requested information is available to shareholders either from the company or from a publicly available source; and
• whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0 OPERATIONAL ITEMS

          1.1.7 Financial Results/Director and Auditor Reports
● Vote FOR approval of financial statements and director and auditor reports, unless:
○ there are material concerns about the financials presented or audit procedures used; or
○ the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          1.1.8 Allocation of Income and Dividends
● Vote FOR approval of allocation of income and distribution of dividends, unless:
○ the dividend payout ratio has been consistently below 30% without an adequate explanation; or
○ the payout ratio is excessive given the company’s financial position.

          1.1.9 Stock (Scrip) Dividend Alternative
                    ● Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
                    ● Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

          1.1.10 Lower Disclosure Threshold for Stock Ownership
                    ● Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

              1.3 Appointment of Internal Statutory Auditors
                    ● Vote FOR the appointment and reelection of statutory auditors, unless:
○ there are serious concerns about the statutory reports presented or the audit procedures used;
○ questions exist concerning any of the statutory auditors being appointed; or
○ the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

          1.4 Remuneration of Auditors
                    ● Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

          1.5 Indemnification of Auditors
                    ● Vote AGAINST proposals to indemnify auditors.

2.0 THE BOARD OF DIRECTORS

2.14 Discharge of Board and Management
          ● Vote FOR discharge of the board and management, unless:
○ there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
○ material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3 Poison Pills
● Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:
○ to give the board more time to find an alternative value enhancing transaction; and
○ to ensure the equal treatment of shareholders.
• Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
○ determine whether actions by shareholders constitute a change in control;
○ amend material provisions without shareholder approval;
○ interpret other provisions;
○ redeem the plan without a shareholder vote; or
○ prevent a bid from going to shareholders.
• Vote AGAINST plans that have any of the following characteristics:
○ unacceptable key definitions;
○ flip-over provision;
○ permitted bid period greater than 60 days;
○ maximum triggering threshold set at less than 20% of outstanding shares;
○ does not permit partial bids;
○ bidder must frequently update holdings;
○ requirement for a shareholder meeting to approve a bid; or
○ requirement that the bidder provide evidence of financing.
• In addition to the above, a plan must include:
○ an exemption for a “permitted lock up agreement”;
○ clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
○ exclude reference to voting agreements among shareholders.

4.8 Renew Partial Takeover Provision
● Vote FOR proposals to renew partial takeover provision.

4.9 Depositary Receipts and Priority Shares
● Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
• Vote AGAINST the introduction of priority shares.

4.10 Issuance of Free Warrants
● Vote AGAINST the issuance of free warrants.

4.11 Defensive Use of Share Issuances
● Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.16 Mandatory Takeover Bid Waivers
          ● Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

          5.17 Related-Party Transactions
          ● Vote related-party transactions on a CASE-BY-CASE basis. Shareholder approval of these transactions is meant to protect shareholders from potential insider trading abuses resulting from business transactions between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors. Related-party transactions are typically supportable unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

5.18 Expansion of Business Activities
          ● Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0 CAPITAL STRUCTURE

7.12 Pledge of Assets for Debt
• OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13 Increase in Authorized Capital
          ● Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
          ● Vote FOR specific proposals to increase authorized capital to any amount, unless:
○ the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
○ the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
          ● Vote AGAINST proposals to adopt unlimited capital authorization.

7.14 Share Issuance Requests
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

● Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
          ● Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

          7.15 Reduction of Capital
          ● Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
o reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
o Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.
          ● Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16 Convertible Debt Issuance Requests
          ● Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17 Debt Issuance Requests (Non-convertible)
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.
          ● Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
          ● Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.
          7.18 Reissuance of Shares Repurchased
          ● Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.
          7.19 Capitalization of Reserves for Bonus Issues/Increase in Par Value
                    ● Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
          7.20 Control and Profit Agreements/Affiliation Agreements with Subsidiaries
          ● Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.21 Director Remuneration
          ● Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
          ● Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
          ● Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
          ● Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22 Retirement Bonuses for Directors and Statutory Auditors
          ● Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
          ● Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Pacific Investment Management Company LLC

Description of Proxy Voting Policies and Procedures. Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Schroder Investment Management North America Inc.

Policy Relating To Identifying And Acting Upon Conflicts Of Interest In Connection With Its Proxy Voting Obligations

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

• Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and
• Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.
Rule 30b1-4 requires that the Schroders US Mutual Funds (the “Funds”):
• Disclose their proxy voting policies and procedures in their registration statements and
• Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A) PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).
Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.
Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE
The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:
Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

CONFLICTS
From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

• Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;
• A proponent of a proxy proposal has a client relationship with Schroders;
• A proponent of a proxy proposal has a business relationship with Schroders;
• Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

• Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows: A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy; B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable; C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4: For each matter on which a fund is entitled to vote:

• Name of the issuer of the security;
• Exchange ticker symbol;
• CUSIP number, if available;
• Shareholder meeting date;
• Brief summary of the matter voted upon;
• Source of the proposal, i.e., issuer or shareholder;
• Whether the fund voted on the matter;
• How the fund voted; and
• Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.
July 30, 2003

Third Avenue Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management LLC’s (“Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser[13] and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility[1].

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping
Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

1 Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

Thornburg Investment Management, Inc.

THORNBURG INVESTMENT MANAGEMENT, INC. AND
THORNBURG INVESTMENT TRUST
POLICY ON PROXY VOTING

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“Thornburg”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom Thornburg performs investment management services and is authorized and required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to Thornburg the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by Thornburg to constitute “written policies and procedures” as described in Rule 206(4)—6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by Thornburg, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires Thornburg to vote all proxies with respect to securities in an Account, Thornburg may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of this Policy. Accordingly, Thornburg understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

Thornburg is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. Thornburg does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond Thornburg’s control may at times prevent Thornburg from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct Thornburg or another person to vote the proxies.
(b)	If Thornburg is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.
(c)	Thornburg may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)

Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)

Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;
(d)

Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e)

Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by Thornburg) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg. Any portion or all of any one or more of these functions may be performed by service providers engaged by Thornburg.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;
(b)	The exchange ticker symbol of the portfolio security;
(c)	The CUSIP number for the portfolio security;
(d)	The shareholder meeting date;
(e)	A brief identification of the matter voted on;
(g)	Whether a vote was cast on the matter;
(h)	How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(i)	Whether we cast the vote for or against management.

Thornburg may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by Thornburg.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which Thornburg is the adviser or sub-adviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, Thornburg shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to Thornburg’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by Thornburg. Thornburg may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not Thornburg is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of Thornburg not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that Thornburg does not comment on proxy voting, and that as to Investment Companies for which Thornburg is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of Thornburg, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. Thornburg may choose not to vote an Investment Client’s shares in a share blocking market if Thornburg believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. Thornburg will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that Thornburg provide a power of attorney to give local agents authority to carry out Thornburg’s voting instructions. The duration of a power of attorney varies depending on the market. While Thornburg may seek to provide the requisite power of attorney in each instance where Thornburg is exercising its voting authority, Thornburg may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent Thornburg from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)

Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if Thornburg is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;
(d)

Evaluate the performance of any proxy voting services or agents employed by Thornburg, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(i)	Copies of this Policy as from time to time revised or supplemented;
(ii)

A copy of each proxy statement that Thornburg receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(iii)	Voting Results for each Investment Client;
(iv)	A copy of any document created by Thornburg that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;
(v)

A copy of each written Investment Client request for information on how Thornburg voted proxies on behalf of the Investment Client, and a copy of any written response by Thornburg to any (written or oral) Investment Client request for information on how Thornburg voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:
(vii)	All written reports arising from annual reviews of policy function.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in Thornburg’s offices) from the end of the fiscal year of Thornburg during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Thornburg promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which Thornburg has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which Thornburg is the adviser or sub-adviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of Thornburg.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of Thornburg or any affiliate, and the duties of Thornburg to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom Thornburg has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom Thornburg is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.
“President” means the president of Thornburg, or in the event of his unavailability any individual who is a vice president and managing director of Thornburg.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“Thornburg” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006, revised April 21, 2008.

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I. Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

          A. Appointment of Proxy Administrator

          TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

          B. Initial Review

               1. The Proxy Administrator will collect from each Sub-Adviser:
                    a) its Sub-Adviser Proxy Policy;
                    b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
                    c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

          2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                    a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
                    b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                    c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

               3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

               4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

               5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. Subsequent Review

          TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D. Record of Proxy Votes Exercised by Sub-Adviser

          The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM Exercise of Proxy Voting Authority

A. Use of Independent Third Party

          If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. Conflict with View of Independent Third Party

          If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

          For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1. the TAM Proxy Voting Policy; and
2. records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority

          In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1. proxy statements received regarding matters it has voted on behalf of Fund clients;
2. records of votes cast by TAM; and
3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
1. each Sub-Adviser Proxy Policy; and
2. the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. Time Periods for Record Retention

          All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13,, 2009

Transamerica Investment Management, LLC

PROXY VOTING POLICY

INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies in accordance with TIM’s Proxy Voting Policy (the “Policy”). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the “Committee”), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the “Independent Third Party”) to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is RiskMetrics Group. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

PROVISION OF TIM PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

The following is a concise summary of TIM’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

UBS Global Asset Management Americas Inc.

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY AND PROXY VOTING GUIDELINES AND POLICY
Policy Summary

Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.
2. In order to do this effectively, we aim to utilize the full weight of our clients shareholdings in making our views felt.

3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom. To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS the flexibility to vote or take other actions consistent with their local laws or standards where necessary. This policy helps to maximize the economic value of our clients investments by establishing proxy voting standards that conform with UBS’ philosophy of good corporate governance.

Risks Addressed by this Policy
The policy is designed to address the following risks:
● Failure to provided required disclosures for investment advisers and registered investment companies
● Failure to vote proxies in best interest of clients and funds
● Failure to identify and address conflicts of interest
● Failure to provide adequate oversight of third party service providers

Global Voting and Corporate Governance Policy
A. General Corporate Governance Benchmarks
B. Proxy Voting Guidelines. Macro Rationales
C. Proxy Voting Disclosure Guidelines
D. Proxy Voting Conflict Guidelines
E. Special Disclosure Guidelines for Registered Investment Companies
F. Documentation
G. Compliance Dates
H. Other Policies
I. Disclosures

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the .company. or .companies.) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, .UBS Global AM.) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management Guidelines:
● Board exercises judgment independently of management.
● Separate Chairman and Chief Executive.
● Board has access to senior management members.
● Board is comprised of a significant number of independent outsiders.
● Outside directors meet independently.
● CEO performance standards are in place.
● CEO performance is reviewed annually by the full board.
● CEO succession plan is in place.
● Board involvement in ratifying major strategic initiatives.
● Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership Guidelines:
● Board determines necessary board member skills, knowledge and experience.
● Board conducts the screening and selection process for new directors.
● Shareholders should have the ability to nominate directors.
● Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
● Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
● Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control Guidelines:
● Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
● Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
● Employment contracts should not entrench management.
● Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests Guidelines:
● Executive remuneration should be commensurate with responsibilities and performance.
● Incentive schemes should align management with shareholder objectives.
● Employment policies should encourage significant shareholding by management and board members.
● Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
● Long-term incentives should be linked to transparent long-term performance criteria.
● Dilution of shareholders. interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent Guidelines:
● Auditors are approved by shareholders at the annual meeting.
● Audit, consulting and other fees to the auditor are explicitly disclosed.
● The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
● Periodic (every 5 years) tender of the audit firm or audit partner.

B. Proxy Voting Guidelines – Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. General Guidelines

a. When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.
d. In general, we oppose proposals, which in our view, act to entrench management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f. We will vote in favor of shareholder resolutions for confidential voting.

2. Board of Directors and Auditors

a. Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.
e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an Outside lead director board structure.

3. Compensation

a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles; or is highly dilutive.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b. We believe that .poison pill. proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c. Any substantial new share issuance should require prior shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f. We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g. We will support proposals that enable shareholders to directly nominate directors.

5. Capital Structure and Corporate Restructuring

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. Mergers, Tender Offers and Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. Social, Environmental, Political and Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. Administrative and Operations

a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appears to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C. Proxy Voting Disclosure Guidelines

● UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

● UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

● Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

● Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

● Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, nonclients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

● Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
● Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

● In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
● We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
● The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

● Under no circumstances will general business, sales or marketing issues influence our proxy votes.

● UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (Affiliates) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E. Special Disclosure Guidelines for Registered Investment Company Clients

1. Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

● That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

● That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

● That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it is available on the website.

2. Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds)
Management is responsible for ensuring the following:

● That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

● That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3. Form N-CSR (Closed-End Fund Annual Reports Only)
Management is responsible for ensuring the following:

● That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the Sac’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

● That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds. investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4. Form N-PX (Open-End and Closed-End Funds)
Management is responsible for ensuring the following:
● That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

● Fund management is responsible for reporting to the Funds. Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5. Oversight of Disclosure

The Funds Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ Compliance with relevant federal securities laws.

Responsible Parties
The following parties will be responsible for implementing and enforcing this policy:
The Chief Compliance Officer and his/her designees

Documentation
Monitoring and testing of this policy will be documented in the following ways:
● Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures
● Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
● Periodic review of any proxy service vendor by the Chief Compliance Officer
● Periodic review of proxy votes by the Proxy Voting Committee

Compliance Dates
The following compliance dates should be added to the Compliance Calendar:
● File Form N-PX by August 31 for each registered investment company client
● Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures
● Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
● Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
● Periodic review of any proxy service vendor by the Chief Compliance Officer
● Periodic review of proxy votes by the Proxy Voting Committee

Other Policies
Other policies that this policy may affect include:
● Recordkeeping Policy
● Affiliated Transactions Policy
● Code of Ethics
● Supervision of Service Providers Policy
Other policies that may affect this policy include:
● Recordkeeping Policy
● Affiliated Transactions Policy
Code of Ethics
● Supervision of Service Providers Policy

Wellington Management Company, LLP

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.
2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting
Authorization to Vote	Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

□

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

□

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

□

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

APPENDIX B

PORTFOLIO MANAGERS

Transamerica AEGON High Yield Bond
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Kevin Bakker	1	$570 Million	4	$369 Million	1	$3.5 Billion
Bradley J. Beman	1	$570 Million	4	$369 Million	1	$3.5 Billion
Benjamin D. Miller	1	$570 Million	4	$369 Million	1	$3.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
Benjamin D. Miller	0	$0	0	$0	0	$0

Conflicts of Interest

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Compensation

As of October 31, 2009, Mr. Bakker’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

As of October 31, 2009, Mr. Beman’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

As of October 31, 2009, Mr. Miller’s compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own any securities in the fund.

Transamerica AllianceBernstein International Value
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Sharon E. Fay	201	$32.1 Million	287	$19.1 Million	33,837	$873 Million
Kevin F. Simms	201	$32.1Million	287	$19.1Million	33,837	$87.3 Million
Henry S. D’Auria	201	$32.1Million	287	$19.1 Million	33,837	$87.3 Million
Eric J. Franco	70	$17.9 Million	104	$7.3 Million	176	$19.5 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sharon E. Fay	3	$6.6 Million	3	$839 Thousand	86	$8.8 Million
Kevin F. Simms	3	$6.6 Million	3	$839 Thousand	86	$8.8 Million
Henry S. D’Auria	3	$6.6 Million	3	$839 Thousand	86	$8.8 Million
Eric J. Franco	1	$1.2 Million	0	$0	8	$1.4 Million

Conflict of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed-base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. [14]

(iv)

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the fund.

14 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Transamerica Asset Allocation – Conservative Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$16.9 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$16.9 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Growth Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$16.4 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$16.4 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Growth Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$15 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$15 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$16 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$16 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager Alternative Strategies Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$17.7 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$17.7 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager International Portfolio
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number*	Assets Managed

Jon Hale	15	$17.6 Billion	0	$0	73,228	$1.5 Billion
Hal Ratner	0	$0	0	$0	75,832	$1.5 Billion
Michael Stout	15	$17.6 Billion	0	$0	73,228	$1.5 Billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

*

Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the funds, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates’ managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

Conflict of Interest
The Portfolio Construction Manager is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar’). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which the Portfolio Construction Manager provides services. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is general subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit—a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from the Portfolio Construction Manager.

Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund-of-funds products affiliated with Transamerica Funds. Similar to its responsibilities with Transamerica Funds, for these other fund-of-funds products, the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian and performs ongoing monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-funds products and the asset allocation portfolios within Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated.

Compensation
All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Ownership of Securities
As of October 31, 2009, Mr. Ratner, Mr. McNeela nor Mr. Stout beneficially owned shares of any equity securities in the funds. Mr. Hale owns the following funds: Transamerica Asset Allocation – Growth Portfolio: Market value range as of October 31, 2009: $50,001 - $100,000; and Transamerica Multi-Manager International Portfolio: Market value range as of October 31, 2009: $50,001 - $100,000; and Transamerica Moderate Portfolio: Market value range as of October 31, 2009: $100,001 - $500,000.

Transamerica AQR Managed Futures Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Clifford S. Asness	10	$1.2 Billion	71	$9.8 Billion	45	$10.5 Billion
John M. Liew	6	$1.1 Billion	47	$6.8 Billion	26	$8.5 Billion
Brian K. Hurst	6	$1.1 Billion	47	$6.8 Billion	26	$8.5 Billion
Lasse H. Pedersen	0	$0	5	$137 Million	0	$0
Yao Hua Ooi	0	$0	11	$1.3 Billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford S. Asness	0	$0	38	$6.0 Billion	7	$1.9 Billion
John M. Liew	0	$0	27	$4.9 Billion	4	$1.7 Billion
Brian K. Hurst	0	$0	27	$4.9 Billion	45	$1.7 Billion
Lasse H. Pedersen	0	$0	4	$137 Million	0	$0
Yao Hua Ooi	0	$0	3	$195 Million	0	$0

Conflict of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families.

Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or the same investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar or the same investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. Whenever decisions are made to buy or sell securities on behalf of the fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or that the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the fund, separately managed accounts and other accounts and/or funds (such as other mutual funds or hedge funds).

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus. Under AQR’s salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR are also considered. Discretionary bonuses are determined by the portfolio manager’s individual performance, including efficiency, contributions to AQR and quality of work performed. A portfolio manager’s performance is not based on any specific fund’s or strategy’s performance, but is affected by the overall performance of the firm.

Ownership of Securities

As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica BlackRock Global Allocation

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Dennis W. Stattman	4	$39 Million	5	$15 Million	0	$0
Dan Chamby	4	$39 Million	5	$15 Million	0	$0
Romualdo Roldan	4	$39 Million	5	$15 Million	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis W. Stattman	0	$0	0	$0	0	$0
Dan Chamby	0	$0	0	$0	0	$0
Romualdo Roldan	0	$0	0	$0	0	$0

Transamerica BlackRock Large Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Robert C. Doll, Jr.	27	$14 Million	16	$4 Million	24	$2 million
Daniel Hanson	27	$14 Million	16	$4 Million	24	$2 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert C. Doll, Jr.	0	$0	2	$173 Million	0	$0
Daniel Hanson	0	$0	2	$173 Million	0	$0

Conflict of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates or significant shareholders) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Doll, Stattman, Chamby, Hanson, Macmillan and Roldan currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.
Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds include the following:

Portfolio Manager(s)	Portfolio Managed	Benchmarks Applicable to Each Manager
Dennis W. Stattman Dan Chamby Romualdo Roldan James Macmillan	Transamerica BlackRock Global Allocation	S&P 500® Index, FTSE World Index ex US, Merrill Lynch 5 Year Treasury Index, Citigroup World Government Bond Index and MSCI Europe Index
Robert C. Doll, Jr. Daniel Hanson	Transamerica BlackRock Large Cap Value	Lipper Multi-Cap Value Funds classification

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager except Mr. Macmillan is eligible to participate in these plans.

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Macmillan is eligible to participate in these plans.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica BNY Mellon Market Neutral Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Langton C. (Tony) Garvin	5	$478.3 Million	2	$231.4 Million	30	$3.4 Billion
Oliver E. Buckley	7	$5.1 Billion	2	$231.4 Million	30	$3.4 Billion
Michael F. Dunn	2	$244 Million	3	$278 Million	32	$3.7 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Langton C (Tony) Garvin	6	$673.8 Million	0	$0	0	$0
Oliver E. Buckley	7	$5.2 Billion	0	$0	0	$0
Michael F. Dunn	8	$989 Million	0	$0	0	$0

Conflict of Interest
In managing other funds, certain conflicts of interest may arise. The sub-adviser may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. The sub-adviser has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Compensation
The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Mellon Capital Management Corporation (“MCM”) Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to MCM.

All portfolio managers are also eligible to participate in the MCM Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MCM (capped at 20% per year). Management has discretion with respect to actual participation and award size.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Bank of New York Mellon’s elective deferred compensation plan.

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Clarion Global Real Estate Securities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

T. Ritson Ferguson	24	$12.2 Billion	17	$944.9 Million	74	$2.6 Billion
Joseph P. Smith	20	$11.5 Billion	17	$944.9 Million	70	$2.5 Billion
Steven D. Burton	22	$11.3 Billion	6	$326.4 Million	57	$2.1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
T. Ritson Ferguson	1	$134.5 Million	9	$468.5 Million	3	$60.4 Million
Joseph P. Smith	1	$134.5 Million	9	$468.5 Million	3	$60.4 Million
Steven D. Burton	1	$134.5 Million	0	0	2	$32.4 Million

Conflict of Interest
A Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may also arise when a Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation
As of October 31, 2009, there are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the fund. With respect to the fund, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of fund assets.

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own equity securities in the fund.

Transamerica Federated Market Opportunity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Steven J. Lehman	3	$1.9 Billion	1	$1.1 Million	0	$0
Dana L. Meissner	3	$1.9 Billion	1	$1.1 Million	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven J. Lehman	0	$0	0	$0	0	$0
Dana L. Meissner	0	$0	0	$0	0	$0

Conflict of Interest
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation
Steven Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Dana L. Meissner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP will also be measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Steven Lehman is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities
As of October, 31, 2009, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica First Quadrant Global Macro

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed*	Number	Assets Managed*	Number	Assets Managed*

Kenneth J. Ferguson	4	$466 Million	10	$1.4 Billion	20	$11.6 Billion
Dori Levanoni	4	$466 Million	10	$1. Billion	20	$11.6 Billion
Chuck Fannin	2	$155 Million	2	$936 Million	2	$518 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth J. Ferguson	0	$0	8	$1.2 Billion	7	$2.1 Billion
Dori Levanoni	0	$0	8	$1.2 Billion	7	$2.1 Billion
Chuck Fannin	0	$0	2	$936 Million	0	$0
*Includes market values for fully funded portfolios and the notional values for margin funded portfolios managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Conflict of Interest

Potential conflicts of interest. First Quadrant’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant’s investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation

Compensation: First Quadrant’s compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of Securities
As of the October 31, 2009, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Goldman Sachs Commodity Strategy
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Stephen Lucas	2	$691 million	3	$1,309 million	11	$1,433 million
Michael Johnson	2	$691 million	3	$1,309 million	11	$1,433 million
John Calvaruso	2	$691 million	3	$1,309 million	11	$1,433 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Stephen Lucas	0	0	2	$1,131 million	0	0
Michael Johnson	0	0	2	$1,131 million	0	0
John Calvaruso	0	0	2	$1,131 million	0	0

Conflict of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the Commodity Strategy Fund:
Commodity Strategy Fund: DJ-UBS Commodity Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Jennison Growth

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts

Portfolio Manager	Number	Assets Managed	Number		Assets Managed	Number	Assets Managed

Blair Boyer	5	$2.62 Billion	3		$305.5 Million	27	$2.55 Billion
Michael A. Del Balso	12	$9.09 Billion	5		$844.6 Million	5	$574.9 Million(a)
Spiros “Sig” Segalas	15	$19.1 Billion	2	(b)	$170.3 Million	9	$2.02 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair Boyer	0	$0	0		$0	0	$0
Michael A. Del Balso	0	$0	0		$0	0	$0
Spiros “Sig” Segalas	0	$0	1		$8.7 Million(c)	0	$0

(a)	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using mode portfolios.
(b)	Excludes performance fee accounts.
(c)	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Conflict of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Securities
As of October 31, 2009, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the fund.

Transamerica JPMorgan Core Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Douglas S. Swanson	8	$174 Billion	7	$5.73 Billion	52	$7.71 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas S. Swanson	0	$0	0	$0	2	$788.9 Million

Transamerica JPMorgan International Bond
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon B. Jonsson	11	$6.96 Billion	5	$1.0 Billion	30	$1.89 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon B. Jonsson	0	$0	0	$0	0	$0

Transamerica JPMorgan Mid-Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jonathan K.L. Simon	11	$6 Billion	5	$1 Billion	30	$1 Billion
Lawrence Playford	8	$6 Billion	1	$237 Million	26	$1 Billion
Gloria Fu	8	$6 Billion	1	$237 Million	26	$1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jonathan Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0

Conflict of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Loomis Sayles Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Kathleen C. Gaffney	12	$42.9 Billion	6	$3.7 Billion	56	$4.4 Billion
Daniel J. Fuss	14	$45.5 Billion	4	$960 Million	76	$9.1 Billion
Mathew Eagan	11	$42.8 Billion	12	$4.98 Billion	55	$4.6 Billion
Elaine M. Stokes	11	$42.8 Billion	6	$3.7 Billion	49	$2.3 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kathleen C. Gaffney	0	$0	0	$0	0	$0
Daniel J. Fuss	0	$0	0	$0	4	$679 Million
Mathew Eagan	0	$0	0	$0	0	$0
Elaine M. Stokes	0	$0	0	$0	1	$220 Million

Conflict of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Transamerica Loomis Sayles Bond is the Barclays Capital U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-complete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica MFS International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Daniel Ling	10	$7.6 Billion	1	$156.3 Million	24	$5.2 Billion
Marcus L. Smith	10	$7.6 Billion	1	$156.3 Million	27	$5.6 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Ling	0	$0	0	$0	1	$366.5 Million
Marcus L. Smith	0	$0	0	$0	1	$366.5 Million

* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflict of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund’s trade allocation policies may give rise to conflicts of interest if a fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a fund’s investments. Investments selected for funds or accounts other than a fund may outperform investments selected for a fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In most cases, however, MFS believes that a fund’s ability to participate in volume transactions will produce better executions for the fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation
As of October 31, 2009, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of October 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Marcus L. Smith	FTSE All-World Developed Index
Lipper International Funds
Lipper International Large-Cap Core Funds
Lipper International Large-Cap Growth Funds
MSCI EAFE Index
MSCI Japan Index
MSCI World Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities
As of October 31, 2009, neither of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Morgan Stanley Emerging Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Eric J. Baurmeister	9	$2 Billion	22	$2 Billion	10	$2 Billion
Federico L. Kaune	9	$2 Billion	22	$2 Billion	10	$2 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eric J. Baurmeister	N/A	N/A	N/A	N/A	N/A	N/A
Federico L. Kaune	N/A	N/A	N/A	N/A	N/A	N/A

Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Dennis P. Lynch	35	$18 Billion	4	$1 Billion	3,374	$1 Billion
David S. Cohen	35	$18 Billion	4	$1 Billion	3,374	$1 Billion
Sam G. Chainani	35	$18 Billion	4	$1 Billion	3,374	$1 Billion
Jason C. Yeung	35	$18 Billion	4	$1 Billion	3,374	$1 Billion
Alexander T. Norton	35	$18 Billion	4	$1 Billion	3,374	$1 Billion
Armistead B. Nash	35	$18 Billion	4	$1 Billion	3,374	$1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	N/A	N/A	N/A	N/A	N/A	N/A
David S. Cohen	N/A	N/A	N/A	N/A	N/A	N/A
Sam G. Chainani	N/A	N/A	N/A	N/A	N/A	N/A
Jason C. Yeung	N/A	N/A	N/A	N/A	N/A	N/A
Alexander T. Norton	N/A	N/A	N/A	N/A	N/A	N/A
Armistead B. Nash	N/A	N/A	N/A	N/A	N/A	N/A

Conflict of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

TAM pays MSIM Inc. a fee based on the assets under management of each fund as set forth in an investment sub-advisory agreement between MSIM Inc. and TAM. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to each fund. The following information relates to the period ended October 31, 2009.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY’S LONG-TERM INCENTIVE COMPENSATION AWARDS – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS – a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser and/or Sub-Advisers or their affiliates. For 2009 awards, this provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading position, investments or holdings.

- VOLUNTARY DEFERRED COMPENSATION PLANS – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Sub-Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities
As of October 31, 2009, Eric Baurmeister and Federico Kaune, the portfolio managers of Transamerica Morgan Stanley Emerging Markets Debt, did not own any shares in the fund.

As of October 31, 2009, Dennis Lynch, David Cohen, Sandeep Chainani, Armistead Nash, Jason Yeung and Alexander Norton, the portfolio managers of Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, did not own any shares in the funds.

Transamerica Neuberger Berman International
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Benjamin Segal	4	$1 Billion	0	$0	22	$1.1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Benjamin Segal	0	$0	0	$0	0	$0

Conflict of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Compensation
Compensation for Portfolio Managers for the Sub-adviser may consist of base compensation with bonus, a percentage of revenue, or a combination of both.

For Portfolio Managers who manage Neuberger Berman’s proprietary funds, compensation is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than proprietary mutual funds, such as high net worth separate accounts or sub-advised funds. For the management of these accounts, a Portfolio Manager may receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

In addition, Portfolio Managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.

The Sub-adviser’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. The Sub-advisor believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

The Sub-adviser believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities
As of October 31, 2009, the portfolio manager did not beneficially own any equity securities in the fund.

Transamerica Oppenheimer Developing Markets
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Justin Leverenz	3	$11.2 Billion	2	$357 Million	4	$242 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Leverenz	0	$0	0	$0	0	$0

Transamerica Oppenheimer Small- & Mid-Cap Value
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

John Damian	12	$7.6 Billion	0	$0	1	$122 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Damian	0	$0	0	$0	0	$0

Conflict of Interest
As indicated in the chart above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the funds’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the funds and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the funds, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the funds’ Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the funds, or she may manage funds or accounts with different investment objectives and strategies.

Compensation
The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenhiemer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to Transamerica Oppenheimer Developing Markets is Lipper – Emerging Markets funds. The Lipper benchmark with respect to Transamerica Oppenheimer Small- & Mid-Cap Value is Lipper – Mid Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds as accounts managed by the Portfolio Manager. Except as described, the compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the fund, described above.

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own any equity securities in the funds.

Transamerica PIMCO Real Return TIPS
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Mihir Worah	21	$48.9 Billion	28	$5.2 Billion	70	$23.3 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mihir Worah	0	$0	0	$0	13	$4.4 Billion

Transamerica PIMCO Total Return
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Chris P. Dialynas	22	$8.2 Billion	16	$9.0 Billion	143	$46.3 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Chris P. Dialynas	0	$0	0	$0	10	$6.1 Billion

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Compensation
PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities
As of October 31, 2009, the respective portfolio managers were not beneficial owners of shares of a fund that they managed.

Transamerica Schroders International Small Cap
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Matthew Dobbs	5	$9.5 Billion	8	$1.5 Billion	1	$266 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dobbs	3	$9.2 Billion	1	$333 Million	0	$0

Conflict of Interest
Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison includes a blend of international small cap benchmarks.

Ownership of Securities
As of October 31, 2009, the portfolio manager was not a beneficial owner of shares of the fund.

Transamerica Balanced

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Kirk J. Kim (lead-equity)	4	$395 Million	1	$21 Million	2	$292 Million
Peter O. Lopez (co-equity)	1	$94 Million	0	$0	0	$0
Greg D. Haendel (lead-fixed-income)	7	$3 Billion	1	$390 Million	15	$267 Million
Derek S. Brown (co-fixed-income)	1	$663 Million	1	$443 Million	11	$1 Billion
Brian W. Westhoff (co-fixed-income)	2	$313 Million	0	0	1	$213 Million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kirk J. Kim (lead-equity)	0	$0	0	$0	0	$0
Peter O. Lopez (co-equity)	0	$0	0	$0	0	$0
Greg D. Haendel (lead-fixed-income)	0	$0	0	$0	0	$0
Derek S. Brown (co-fixed-income)	0	$0	0	$0	0	$0
Brian W. Westhoff (co-fixed-income)	0	$0	0	$0	0	$0

Transamerica Diversified Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (lead)	2	$301 Million	2	$234 Million	3	$3 Million
Peter O. Lopez (co)	1	$94 Million	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Edward S. Han (lead)	0	$0	0	$0	0	$0
Peter O. Lopez (co)	0	$0	0	$0	0	$0

Transamerica Flexible Income
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Brian W. Westhoff (lead)	2	$313 Million	0	$0	1	$213 Million
Kirk J. Kim (lead)	4	$395 Million	1	$21 Million	2	$292 Million
Peter O. Lopez (lead)	1	$94 Million	0	$0	0	$0
Derek S. Brown (co)	1	$663 Million	1	$443 Million	11	$1 Billion
Greg D. Haendel (co)	7	$3 Billion	1	$390 Million	15	$267 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff (lead)	0	$0	0	$0	0	$0
Kirk J. Kim (lead)	0	$0	0	$0	0	$0
Peter O. Lopez (lead)	0	$0	0	$0	0	$0
Derek S. Brown (co)	0	$0	0	$0	0	$0
Greg D. Haendel (co)	0	$0	0	$0	0	$0

Transamerica Focus
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (co)	2	$301 Million	2	$234 Million	3	$3 Million
Kirk J. Kim (co)	4	$395 Million	1	$21 Million	2	$292 Million
Joshua D. Shaskan (co)	1	$52 Million	1	$42 Million	33	$44 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Edward S. Han (co)	0	$0	0	$0	0	$0
Kirk J. Kim (co)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co)	0	$0	0	$0	0	$0

Transamerica Growth Opportunities
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (lead)	2	$301 Million	2	$234 Million	3	$3 Million
John J. Huber (lead)	2	$273 Million	1	$98 Million	7	$4 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Edward S. Han (lead)	0	$0	0	$0	0	$0
John J. Huber (lead)	0	$0	0	$0	0	$0

Transamerica Money Market

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Greg D. Haendel (lead)	7	$3 Billion	1	$390 Million	15	$267 Million
Patty Arrieta-Morales (co)	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Patty Arrieta-Morales (co)	0	$0	0	$0	0	$0

Transamerica Short-Term Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Greg D. Haendel (lead)	7	$3 Billion	1	$390 Million	15	$267 Million
Derek S. Brown (co)	1	$663 Million	1	$443 Million	11	$1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Derek S. Brown (co)	0	$0	0	$0	0	$0

Transamerica Small/Mid Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jeffrey J. Hoo (lead)	2	$584 Million	0	$0	64	$22 Million
Joshua D. Shaskan (co)	1	$52 Million	1	$42 Million	33	$44 Million
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeffrey J. Hoo (lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co)	0	$0	0	$0	0	$0
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0

Conflict of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable. As of October 31, 2009, TIM did not foresee any conflict of interest in the management of the funds.

Compensation
TIM portfolio managers, including members of the executive team, are remunerated with a combination of base salary, performance-based bonus and ownership interest. The overall compensation structure is reviewed annually for market competitiveness as compared to its industry peers.

For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. Eighty percent of the performance-based compensation is based on the ranking of a portfolio’s track record relative to independent peer universes of portfolios with a similar market capitalization range and investment style. The calculation is weighted toward longer-term performance results. The remaining 20% of performance-based compensation reflects the portfolio manager’s individual contributions to the development of the overall investment process and investment team at TIM.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. The ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

80% Objective — portfolio performance-based calculation:
Performance-Based Calculation: Portfolio performance-based calculation is based on relative rankings of track record and return formula criteria. The objective component will consider such items as weighting of multiple portfolio responsibilities, portfolio performance upon assignment, length of time managing portfolio, determination of appropriate client-guided benchmarks, etc., and will be determined by the TIM Compensation Committee and communicated to Portfolio Managers by the end of the first quarter of each plan year.

Track Record Ownership: Only a stated lead Portfolio Manager or co-Portfolio Manager will be eligible to use the fund or product for bonus purposes. Lead Portfolio Managers and co-Portfolio Managers, for compensation purposes, will be determined by the TIM Compensation Committee and approved by the TIM Board. Eligibility will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers.

Universe Determination: The TIM Compensation Committee is responsible for determining the universes to be used for evaluating the rankings for each Portfolio Manager. The universes will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers. Rankings will include the higher of two Institutional universes and two Retail universes, each weighted at 50%.

20% Subjective — portfolio performance-based calculation:

The subjective rating will be based upon additional contributions to the firm as a whole and consistent with responsibilities identified in position descriptions. Factors taken into consideration may include, but are not limited to:

•	Sales and marketing efforts to increase the firm’s assets

•	Leadership efforts to promote the development and training of junior investment staff members

•	Accountability; Productivity; Initiative; Job Knowledge; Teamwork; Decision-Making; Work Ethic; Integrity; Adaptability; Communications;

•	General Leadership competencies and managerial duties outside of core responsibility as determined by management.

Subjective considerations will be recommended by the Portfolio Manager’s supervisors and submitted to the TIM Compensation Committee for review and determination.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned shares in the respective funds.

Transamerica Third Avenue Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Curtis R. Jensen	5	$2.2 Billion	1	$642 Thousand	7*	$0
Yang Lie	2	$659 Million	0	$0	6*	$0
Kathleen K. Crawford	4	$739.6 Million	3	$515.7 Million	3*	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Curtis R. Jensen	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0
Kathleen K. Crawford	0	$0	0	$0	0	$0

*

Ms. Lie manages six accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts. Mr. Jensen manages seven accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts. Mr. Crawford manages three accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Conflict of Interest
Circumstances may arise under which Third Avenue Management LLC’s (the “Adviser”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation
As of October 31, 2009, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Thornburg International Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Williams V. Fries	28	$25.8 Billion	10	$1.7 Billion	3042	$5.8 Billion
Wendy Trevisani	15	$19.9 Billion	8	$776.1 Million	7039	$7.9 Billion
Lei Wang	15	$19.9 Billion	4	$740.9 Million	33	$4.8 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Williams V. Fries	0	$0	0	$0	1	$96.5 Million
Wendy Trevisani	0	$0	0	$0	1	$96.5 Million
Lei Wang	0	$0	0	$0	1	$96.5 Million

Conflicts of Interest
Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:

- Allocating a favorable investment opportunity to one account but not another.
- Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.
- Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
- Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation
The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica UBS Large Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Thomas M. Cole	15	$3.3 Billion	61	$7.85 Billion	11	$1.1 Billion
John C. Leonard	15	$3.3 Billion	61	$7.85 Billion	14	$1.1 Billion
Thomas J. Digenan	15	$3.3 Billion	61	$7.85 Billion	17	$1.1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Thomas M. Cole	0	$0	3	$780 Million	0	$0
John C. Leonard	0	$0	3	$780 Million	0	$0
Thomas J. Digenan	0	$0	3	$780 Million	0	$0

Conflict of Interest
The portfolio management team’s management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the fund. A portfolio manager and his or her team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the fund or its other clients, or purchase for the fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund.

Compensation
The compensation received by the portfolio managers at UBS Global Asset Management, including the funds’ portfolio managers, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component - base salary and benefit - reflecting an individual’s skills and experience,

•

Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global Asset Management, the respect asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global Asset Management’s results, and

•

A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years. .

UBS Global Asset Management strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five year timescale.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Ownership of Securities
As of October 31, 2009, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica WMC Diversified Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Paul E. Marrkand	4	$4.7 Billion	6	$624.6 Million	5	$1.0 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand	1	$3.2 Billion	0	$0	0	$0

Transamerica WMC Emerging Markets

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Vera M. Trojan	1	$1.2 Million	11	$3.2 Billion	12	$2.1 Billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Vera M. Trojan	0	$0	0	$0	3	$465 Million

Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the funds (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant fund. The Portfolio Manager makes investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the funds. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended October 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the funds and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the relevant fund is linked to the gross pre-tax performance of each fund compared to the Russell 1000® Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his or her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Marrkand and Ms. Trojan are partners of the firm.

Ownership of Securities
As of October 31, 2009, the portfolio managers did not beneficially own any equity securities in the funds.

APPENDIX C
MORE ON STRATEGIES AND RISKS

ACTIVE TRADING

Securities may be sold without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

ASSET ALLOCATION FUNDS

The sub-adviser allocates fund assets among underlying funds. These allocations may not be successful.

ASSET-BACKED SECURITIES

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.

If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metals related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Certain funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BANK OBLIGATIONS

If a fund concentrates in U.S. bank obligations, a fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

■

CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

■

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

■

DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

■

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

■

LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

■

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix D for a description of bond ratings.

COMMODITIES

To the extent a fund invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds.

COMMON STOCKS

Stocks may be volatile – their prices may go up and down dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund’s prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry other than U.S. Government securities and its agencies (although the asset allocation funds may invest in underlying funds that may concentrate their investments in a particular industry). In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CPIU MEASUREMENT

The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

CREDIT-MONEY MARKET FUNDS

An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

CREDIT-NON-MONEY FUNDS

If an issuer or guarantor of a security held by a fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

CURRENCY

When a fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls and speculation.

CURRENCY HEDGING

A fund may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended; and a fund may be worse off than if it had not used a hedging instrument.

DEFENSIVE INVESTING

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

DERIVATIVES

Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

DIVERSIFICATION

The 1940 Act classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds, except Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Focus, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt. Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value, are diversified funds under the 1940 Act (although the asset allocation funds qualify as diversified funds under the 1940 Act, certain of the underlying funds in which they invest do not).

Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Focus, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value each reserve the right to become a diversified fund (as defined by the 1940 Act).

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

EQUITY SECURITIES

Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

EXCHANGE-TRADED FUNDS (“ETFS”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FIXED-INCOME INSTRUMENTS

Some funds invest in “Fixed-Income Instruments,” which include, among others:

■

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

■	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
■	mortgage-backed and other asset-backed securities;
■	inflation-indexed bonds issued both by governments and corporations;
■	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
■	delayed funding loans and revolving credit facilities;
■	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
■	repurchase agreements and reverse repurchase agreements;
■	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
■	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
■	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

■	market risk: fluctuations in market value
■

interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

■

prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

■

extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

■

default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some funds also may invest in derivatives based on fixed-income instruments.

FOCUSED INVESTING

To the extent the fund invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

■

CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

■	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

■	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

■	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

■	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

■	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

■	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

■	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

■	HIGHER CUSTODIAL CHARGES. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

■

VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

■

POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

■	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

■

CURRENCY HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

■

EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; and, therefore, they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

■

MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

■

CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

■

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

■

LEVERAGE RISK. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

■

LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

■

MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the fund had not used such instruments.

GEOGRAPHIC

To the extent the fund invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund will be more susceptible to negative events affecting those countries or that region and could be more volatile than the performance of a more geographically diverse fund. Geographic risk is especially high in emerging markets.

GROWTH STOCKS

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

INCREASE IN EXPENSES

Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

INFLATION

A fund is subject to the risk that the value of assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline, as can the value of the fund’s distributions. This risk is more pronounced for funds that invest a substantial portion of their assets in fixed-income securities with longer maturities.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The fund’s yield will tend to lag behind general changes in interest rates. The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds’ shares may fluctuate more than shares of a fund investing in a broader range of industries.

INVESTING AGGRESSIVELY

The value of developing company stocks may be volatile and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the fund more volatile.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds’ Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

IPOs

Initial public offerings (“IPOs”) are subject to specific risks which include, among others:

■	high volatility;
■	no track record for consideration;
■	securities may be illiquid; and
■	earnings are less predictable.

INVESTMENT STYLE

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

LEVERAGING

The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

LIQUIDITY

Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

LOANS

Certain funds may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

MARKET

The market prices of the fund’s securities may go up or down sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

MARKET AND SELECTION

Market risk is the risk that one or more markets in which the fund invests may go down in value. Selection risk is the risk that the securities selected by fund management may underperform the market or other securities selected by other funds. This means you lose money.

MASTER LIMITED PARTNERSHIPS

Holders of MLP units have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.

MID-CAP SECURITIES

The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NATURAL RESOURCE-RELATED SECURITIES

Because the fund concentrates its investments in natural resource-related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the Price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.

NON-DIVERSIFICATION

The fund is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

OTHER INVESTMENT COMPANIES

To the extent that a fund, including an asset allocation fund, invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies’ expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

PORTFOLIO SELECTION

The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

PRECIOUS METALS RELATED SECURITIES

Prices of precious metals and of precious metals related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

PREPAYMENT OR CALL

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

■	declining real estate value
■	risks relating to general and local economic conditions
■	over-building
■	increased competition for assets in local and regional markets
■	increases in property taxes
■	increases in operating expenses or interest rates
■	change in neighborhood value or the appeal of properties to tenants
■	insufficient levels of occupancy
■	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REDEMPTION—MONEY MARKET FUNDS

The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

REPURCHASE AGREEMENTS

If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund’s ability to dispose of the underlying securities may be restricted.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

RISK YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

RULE 144A SECURITIES

Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.

SECTOR

Sector risk is the risk that the fund concentration in the securities of companies in a specific market sector or industry will cause the fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the fund invests primarily in one sector, there is the risk that the fund will perform poorly during a downturn in that sector.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited.

The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

SMALL, UNSEASONED COMPANIES

Small, unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

SMALLER COMPANIES

Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

SOVEREIGN DEBT

Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

SPECIAL SITUATIONS

Certain funds may invest in “special situations” from time to time. Special situations arise when, in the opinion of a fund manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:

■	a new product or process;
■	a management change;
■	a technological breakthrough;
■	an extraordinary corporate event; or
■	a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund’s investment in a situation.

STOCKS

Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

STRUCTURED INSTRUMENTS

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SWAPS AND SWAP-RELATED PRODUCTS

A fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its fund. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

■

COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

■

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

TAX

In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding, among other things, the source of its income. Any income the fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the fund would be subject to the risks of diminished returns.

UNDERLYING FUNDS

An asset allocation fund’s ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the asset allocation fund bears. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. An asset allocation fund’s investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the asset allocation fund or an underlying fund.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agency.

VALUATION

The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

VALUE INVESTING

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

TRANSAMERICA FUNDS

OTHER INFORMATION
PART C

Item 28	Exhibits

List all exhibits filed as part of the Registration Statement.

(a)	Amended and Restated Declaration of Trust (23)

(b)	By-laws (23)

(c)	Not Applicable

(d)	Investment Advisory Agreements

(d)(1)	Transamerica Flexible Income (23)
(d)(2)	Transamerica Jennison Growth (15)
(d)(3)	Transamerica AEGON High Yield Bond (15)
(d)(4)	Amendment to Investment Advisory Agreement dated November 30, 2009 (31)
(d)(5)	Transamerica Focus (formerly, Transamerica Legg Mason Partners All Cap) (20)
(d)(6)	Amendment to Investment Advisory Agreement dated November 6, 2009 (31)
(d)(7)	Transamerica Growth Opportunities and Transamerica WMC Diversified Growth (19)
(d)(8)	Amendment to Investment Advisory Agreement dated November 13, 2009 (31)
(d)(9)	Amendment to Investment Advisory Agreement dated April 9, 2010 (34)
(d)(10)	Transamerica MFS International Equity (24)
(d)(11)	Amendment to Investment Advisory Agreement dated August 1, 2009 (31)
(d)(12)

Transamerica Money Market, Transamerica PIMCO Total Return, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, and Transamerica Multi-Manager International Portfolio (20)

(d)(13)	Transamerica Clarion Global Real Estate Securities and Transamerica PIMCO Real Return TIPS (15)
(d)(14)	Amendment to Investment Advisory Agreement dated July 1, 2009 (31)
(d)(15)	Transamerica Balanced (11)
(d)(16)	Amendment to Investment Advisory Agreement dated November 13, 2009 (31)
(d)(17)

Transamerica JPMorgan Mid Cap Value, Transamerica BlackRock Large Cap Value, Transamerica Short-Term Bond, Transamerica UBS Large Cap Value, Transamerica Morgan Stanley Emerging Markets Debt and Transamerica Morgan Stanley Small Company Growth (23)

(d)(18)	Amendment to Investment Advisory Agreement dated June 1, 2010 (34)
(d)(19)

Transamerica AllianceBernstein International Value, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica JPMorgan International Bond, Transamerica Federated Market Opportunity and Transamerica BlackRock Global Allocation (23)

(d)(20)	Transamerica Morgan Stanley Mid-Cap Growth (20)
(d)(21)	Amendment to Investment Advisory Agreement dated June 1, 2010 (34)
(d)(22)	Transamerica Oppenheimer Small- & Mid-Cap Value (16)
(d)(23)	Transamerica Loomis Sayles Bond, Transamerica BNY Mellon Market Neutral Strategy and Transamerica Multi-Manager Alternative Strategies Portfolio (19)
(d)(24)	Amendment to Investment Advisory Agreement dated September 30, 2010 (filed herein)
(d)(25)	Transamerica Schroders International Small Cap (23)
(d)(26)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets (27)
(d)(27)	Intentionally Omitted
(d)(28)	Transamerica JPMorgan Core Bond (29)
(d)(29)	Transamerica Diversified Equity (31)
(d)(30)	Transamerica First Quadrant Global Macro (31)
(d)(31)	Transamerica AQR Managed Futures Strategy (filed herein)
(d)(32)	Transamerica Cayman AQR Managed Futures Strategy, Ltd. (to be filed by amendment)
(d)(33)(a)	Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (to be filed by amendment)

3

Sub-Advisory Agreements

(d)(33)	Transamerica Flexible Income (20)
(d)(34)	Transamerica AEGON High Yield Bond (15)
(d)(35)	Amendment to Investment Sub-Advisory Agreement dated November 13, 2009 (31)
(d)(36)	Transamerica Focus (formerly, Transamerica Legg Mason Partners All Cap) (31)
(d)(37)	Amendment to Investment Sub-Advisory dated November 6, 2009 (31)
(d)(38)	Transamerica Growth Opportunities (19)
(d)(39)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (34)
(d)(40)	Transamerica Jennison Growth (20)
(d)(41)	Transamerica Money Market (5)
(d)(42)	Transamerica PIMCO Total Return (5)
(d)(43)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2009 (31)
(d)(44)	Transamerica Clarion Global Real Estate Securities (15)
(d)(45)	Transamerica PIMCO Real Return TIPS (9)
(d)(46)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2009 (31)
(d)(47)	Transamerica Small/Mid Cap Value (10)
(d)(48)	Transamerica Balanced (11)
(d)(49)	Transamerica JPMorgan Mid Cap Value (12)
(d)(50)	Transamerica BlackRock Large Cap Value and Transamerica BlackRock Global Allocation (19)
(d)(51)	Amendment to Investment Sub-Advisory Agreement dated September 30, 2010 (to be filed by amendment)
(d)(52)	Transamerica Short-Term Bond (12)
(d)(54)	Transamerica UBS Large Cap Value (20)
(d)(55)	Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth and Transamerica Morgan Stanley Mid-Cap Growth (20)
(d)(55)	Amendment to Investment Sub-Advisory Agreement dated June 1, 2010 (34)
(d)(56)	Transamerica AllianceBernstein International Value (15)
(d)(57)	Transamerica Neuberger Berman International (29)
(d)(58)	Transamerica Oppenheimer Developing Markets (23)
(d)(59)	Transamerica JPMorgan International Bond (14)
(d)(60)	Transamerica Federated Market Opportunity (23)
(d)(61)

Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio - Morningstar Asset Allocation Management Agreement Amendment (19)

(d)(62)	Intentionally Omitted
(d)(63)	Transamerica Oppenheimer Small- & Mid-Cap Value (16)
(d)(64)	Transamerica MFS International Equity (16)
(d)(65)	Amendment to Investment Sub-Advisory Agreement dated August 1, 2009 (31)
(d)(66)	Transamerica Loomis Sayles Bond (19)
(d)(67)	Transamerica BNY Mellon Market Neutral Strategy (19)
(d)(68)	Transamerica Third Avenue Value (19)
(d)(69)	Transamerica Schroders International Small Cap (23)
(d)(70)	Transamerica Thornburg International Value (27)
(d)(71)	Amendment to Investment Sub-Advisory Agreement dated January 1, 2009 (28)
(d)(72)	Transamerica WMC Emerging Markets and Transamerica WMC Diversified Growth (27)
(d)(73)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (34)
(d)(74)	Transamerica JPMorgan Core Bond (29)
(d)(75)	Transamerica Diversified Equity (31)
(d)(76)	Transamerica First Quadrant Global Macro (31)
(d)(77)	Transamerica AQR Managed Futures Strategy (filed herein)
(d)(78)	Transamerica Goldman Sachs Commodity Strategy (filed herein)
(d)(79)	Transamerica Cayman AQR Managed Futures Strategy, Ltd. (to be filed by amendment)
(d)(80)	Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (to be filed by amendment)

(e)(1)	Underwriting Agreement (23)
(e)(2)	Amended to Schedule I dated March 1, 2010 (33)
(e)(3)	Amended to Schedule I dated September 30, 2010 (filed herein)
(e)(4)	Dealer’s Sales Agreement (32)
(e)(5)	Service Agreement (4)
(e)(f)	Wholesaler’s Agreement (3)

4

(f)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010 (33)

(g)(1)	Custody Agreement (7)
(g)(2)	Amended Fee Schedule dated February 1, 2008 (28)
(g)(3)	Master Custodian Agreement with respect to Cayman Subsidiaries (to be filed by amendment)

(h)(1)	Transfer Agency Agreement (1)
(h)(2)	Amended Fee Schedule dated November 30, 2009 (filed herein)

(h)(3)	Amended Fee Schedule dated July 1, 2010 (filed herein)
(h)(4)	Administrative Services Agreement dated July 15, 2010 (filed herein)
(h)(4)(a)	Amended Administrative Services Agreement (to be filed by amendment)
(h)(5)	Expense Limitation Agreement (9)
(h)(6)	Amended Schedules A and B dated March 1, 2010 (33)
(h)(7)	Amended Schedules A and B dated September 30, 2010 (filed herein)
(h)(8)	Investment Advisory Agreement Fee Waiver with respect to Cayman Subsidiaries (to be filed by amendment)

(i)	Opinion and Consent of Counsel (33)

(j)	Consent of PriceWaterhouseCoopers LLP (Transamerica Funds, on behalf of Transamerica Goldman Sachs Commodity Strategy (filed herein)

(k)	n/a

(l)	Investment Letter from Sole Shareholder (2)

(m)(1)	Amended and Restated Plan of Distribution of the Registrant under Rule 12b-1 (23)
(m)(2)	Amended Schedule A dated March 1, 2010 (33)
(m)(3)	Amended Schedule A dated September 30, 2010 (filed herein)

(n)(1)	Amended and Restated Plan for Multiple Classes of Shares dated as of November 30, 2009 (filed herein)
(n)(2)	Amended Schedule A dated September 30, 2010 (filed herein)

(o)	Reserved

(p)(1)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc. (23)

SUB-ADVISERS
(p)(2)	AEGON USA Investment Management, LLC (26)
(p)(3)	Federated Equity Management Company of Pennsylvania (33)
(p)(4)	Transamerica Investment Management, LLC (15)
(p)(5)	Jennison Associates LLC (15)
(p)(6)	Pacific Investment Management Company LLC (33)
(p)(7)	ING Clarion Real Estate Securities (15)
(p)(8)	J.P. Morgan Investment Management Inc. (15)
(p)(9)	UBS Global Asset Management (Americas) Inc. (33)
(p)(10)	Morgan Stanley Investment Management Inc. (15)
(p)(11)	AllianceBernstein L.P. (33)
(p)(12)	Neuberger Berman Management LLC (15)
(p)(13)	Oppenheimer Funds, Inc. LP (15)
(p)(14)	Morningstar Associates, LLC (15)
(p)(15)	Loomis, Sayles & Company, L.P. (17)
(p)(16)	BlackRock Investment Management, LLC (17)
(p)(17)	Franklin Portfolio Associates, LLC (19)
(p)(18)	Third Avenue Management LLC (17)
(p)(19)	MFS Investment Management (18)
(p)(20)	Schroder Investment Management North America Inc. (23)
(p)(21)	Thornburg Investment Management, Inc. (33)
(p)(22)	Wellington Management Company, LLP (33)
(p)(23)	First Quadrant, L.P. (31)
(p)(24)	AQR Capital Management, LLC (filed herein)
(p)(25)	Goldman Sachs Asset Management, L.P. (filed herein)

5

(q)(1)	Powers of Attorney (22)
(q)(2)	Power of Attorney for Sandra N. Bane (25)
(q)(3)	Power of Attorney for David W. Jennings (30)

All exhibits filed previously are herein incorporated by reference

(1)	Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 033-02659).
(2)	Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 033-02659).
(3)	Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 033-02659).
(4)	Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 033-02659).
(5)	Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 033-02659).
(6)	Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 033-02659).
(7)	Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 033-02659).
(8)	Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 033-02659).
(9)	Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 033-02659).
(10)	Filed previously with Post-Effective Amendment No. 56 to Registration Statement on March 1, 2004 (File No. 033-02659).
(11)	Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 033-02659).
(12)	Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 033-02659).
(13)	Filed previously with Post-Effective Amendment No. 67 to Registration Statement on February 25, 2005 (File No. 033-02659).
(14)	Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 8, 2005 (File No. 033-02659).
(15)	Filed previously with Post-Effective Amendment No. 77 to Registration Statement on March 1, 2006 (File No. 033-02659).
(16)	Filed previously with Post-Effective Amendment No. 79 to Registration Statement on August 1, 2006 (File No. 033-02659).
(17)	Filed previously with Post-Effective Amendment No. 81 to Registration Statement on October 13, 2006 (File No. 033-02659).
(18)	Filed previously with Transamerica Series Trust Post-Effective Amendment No. 66 to Registration Statement on April 28, 2006, and incorporated herein by reference (File No. 811-04419).
(19)	Filed previously with Post-Effective Amendment No. 83 to Registration Statement on December 21, 2006 (File No. 033-02659).
(20)	Filed previously with Post-Effective Amendment No. 85 to Registration Statement on March 1, 2007 (File No. 033-02659).
(21)	Filed previously with Post-Effective Amendment No. 87 to Registration Statement on October 26, 2007 (File No. 033 02659).
(22)	Filed previously with Post-Effective Amendment No. 88 to Registration Statement on December 11, 2007 (File No. 033-02659).
(23)	Filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (File No. 033-02659).
(24)	Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 033-02659).
(25)	Filed previously with Post-Effective Amendment No. 91 to Registration Statement on June 10, 2008 (File No. 033-02659).
(26)	Filed previously with Post-Effective Amendment No. 92 to Registration Statement on June 12, 2008 (File No. 033-02659).
(27)	Filed previously with Post-Effective Amendment No. 93 to Registration Statement on September 15, 2008 (File No. 033-02659).

6

(28)	Filed previously with Post-Effective Amendment No. 95 to Registration Statement on February 27, 2009 (File No. 033-02659).
(29)	Filed previously with Post-Effective Amendment No. 97 to Registration Statement on July 1, 2009 (File No. 033-02659).
(30)	Filed previously with Post-Effective Amendment No. 98 to Registration Statement on August 7, 2009 (File No. 033-02659).
(31)	Filed previously with Post-Effective Amendment No. 105 to Registration Statement on November 13, 2009 (File No. 033-02659).
(32)	Filed previously with Post-Effective Amendment No. 106 to Registration Statement on November 30, 2009 (File No. 033-02659).
(33)	Filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010 (File No. 033-02659).
(34)	Filed previously with Post-Effective Amendment No. 109 to Registration Statement on June 4, 2010 (File No. 033-02659).

Item 29 Persons Controlled by or under Common Control with the Fund

          To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

Item 30 Indemnification

          Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Business and Other Connections of Investment Advisers

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499	Sub-Adviser to Transamerica AEGON High Yield Bond	Eric B. Goodman, President & Chief Investment Officer	N/A

		Bradley J. Beman, Executive Vice President – Head of Fixed Income David L. Blankenship, Executive Vice President and Head of Fixed Income and Distribution	N/A N/A
Kirk W. Buese, Executive Vice President – Private and Structured Finance

		David M. Carney, Executive Vice President and Chief Operating Officer	N/A

		Joel L. Coleman, Executive Vice	N/A

7

President – Portfolio Management

Frank E. Collecchia, Executive Vice President	N/A

Daniel P. Fox, Executive Vice President – Risk Management	N/A

Garry E. Creed, Senior Vice President	N/A

Mark E. Dunn, Senior Vice President	N/A

Robert Fitzsimmons, Senior Vice President	N/A

Michael C. Fogliano, Senior Vice President	N/A

Kevin A. Giles, Senior Vice President – New Initiatives	N/A

Seth R. Gilkes, Senior Vice President	N/A

David R. Halfpap, Senior Vice President	N/A

Karen E. Hufnagel, Senior Vice President	N/A

William L. Hurwitz, Senior Vice President	N/A

Neil Madsen, Senior Vice President	N/A

Calvin W. Norris, Senior Vice President	N/A

Eric C. Perry, Senior Vice President	N/A

Stephanie M. Phelps, Senior Vice President, Treasurer and Chief Financial Officer	N/A

James K. Schaeffer, Jr., Senior Vice President	N/A

Sarvjeev S. Sidhu, Senior Vice President	N/A

Michael B. Simpson, Senior Vice President	N/A

Jon L. Skaggs, Senior Vice President	Family Business

Robert A. Smedley, Senior Vice President	N/A

Douglas A. Weih, Senior Vice President	N/A

Jeffrey A. Whitehead, Senior Vice President	N/A

John F. Bailey, Vice President	N/A

James K. Baskin, Vice President	Family Business

Gregg A. Botkin, Vice President	N/A

James K. Cameron, Vice President	N/A

Martin Coppens, Vice President	N/A

Douglas A. Dean, Vice President	N/A

Bradley D. Doyle, Vice President	N/A

Cindy Eason-Manning, Vice President	N/A

Mark D. Evans, Vice President	N/A

Charles V. Ford, Vice President	N/A

Scott P. Hassenstab, Vice President	N/A

Eric Henderson, Vice President	N/A

William J. Henricksen, Vice President	N/A

Frederick B. Howard, Vice President	N/A

John D. Kettering, Vice President	N/A

Stephen M. Lempa, Vice President	N/A

Angela S. Matson, Vice President	N/A

Clayton R. McBride, Vice President	N/A

8

Jeremy S. Mead, Vice President	N/A

Christopher D. Pahlke, Vice President	N/A

Michael J. Parrish, Vice President	N/A

Greg A. Podhajsky, Vice President	N/A

Josua D. Prieskorn, Vice President	N/A

Stacey S. Rutledge, Vice President	N/A

Michael S. Smith, Vice President	N/A

J. Staley Stewart, Vice President	N/A

Debra R. Thompson, Vice President	N/A

Michael A. Urban, Vice President	N/A

M. Christina Galligan, Assistant Vice President	N/A

Paul J. Houk, General Counsel and Secretary	N/A

Jessica L. Cole, Chief Compliance Officer	N/A

Clint L. Woods, Assistant Secretary	N/A

Renee D. Montz, Assistant Secretary	N/A

Daniel L. Seward, Assistant Treasurer	N/A

Stephanie L. Steele, Assistant Treasurer	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

AllianceBernstein, LP (“AllianceBernstein”) 1345 Avenue of the Americas New York, NY 10105	Sub-Adviser to Transamerica AllianceBernstein International Value	Peter S. Kraus, Chairman of the Board and Chief Executive Officer	N/A

Directors: Christopher M. Condron, Lorie A. Slutsky, Dominique Carrel-Billiard, Henri De Castries, Denis Duverne, Richard S. Dziadzio, Deborah S. Hechinger, Weston M. Hicks, Nick Lane, A.W. (Pete) Smith, Jr., Peter J. Tobin

N/A

* * *
Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

AQR Capital Management, LLC (“AQR”) Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	Sub-Adviser to Transamerica AQR Managed Futures Strategy

Cliff S. Asness, President, Founding and Managing Principal; David G. Kabiller, Founding Principal; John Mihn Soo Liew, Founding Principal; Robert J. Krail, Founding Principal; Bradley D. Asness, Chief Legal Officer; Brian K. Hurst, Principal; Jacques A. Friedman, Principal; Oktay

N/A

9

Kurbanov, Principal; Abdon Bolivar, Chief Compliance Officer; Michael A. Mendelson, Vice President and Principal; Ronen Israel, Principal; Lars N. Nielsen, Principal; Masini G. Andrade, Principal; Joseph S. Mellas, Principal

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road, Plainsboro, NJ 08536	Sub-adviser to Transamerica BlackRock Global Allocation and Transamerica BlackRock Large Cap Value	Ann Marie Petach, Chief Financial Officer and Managing Director

BAA Holdings,LLC, Wlmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, lackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding, Inc., Wilmington, DE, BackRock Funding International, Ltd., Cyman Islands, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Holdco 4, LLC, Wilmington, DE, BlackRock Holdco 6, LLC, Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock Institutional Trust Company, National Association, San Francisco, CA, BlackRock International Holdings, Inc., New York, NY, Blackrock Lux Finco S.a.r.l., Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l., Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investment, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, State Street Research & Management Company,

10

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Boston, MA, SSRM Holdings, Inc., Boston, MA

Robert P. Connolly, General Counsel, Managing Director and Secretary

BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Execution Services, San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Distribution Company, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Investments, LLC, Wilmington, DE, BlackRock Lux Finco S.a.r.l, Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l., Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

		Laurence D. Fink, Chief Executive Officer	Director, BAA Holdings, LLC, Wilmington, DE, Director, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings,

11

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Inc., New York, NY, BlackRock Advisors Singapore Pte, Ltd., Singapore, Director, BlackRock Asset Management International, Inc., London, England, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Capital Markets, LLC, Wilmington, DE, Director, BlackRock Corporation US, Inc., San Francisco, CA, Director, BlackRock Delaware Holdings, Inc., San Francisco, CA, Director, BlackRock Execution Services, San Francisco, CA, Director, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Fund Advisors San Francisco, CA, Director, BlackRock Fund Distribution Company, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, Director, BlackRock Funding International, Ltd., Cayman Islands, Director, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdo 2, Inc., Wilmington, DE, Director, BlackRock HPB Management, LLC, New York, NY, BlackRock Institutional Management Corporation, Wilmington, DE, Director, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Investments, LLC, Wilmington, DE, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, IShares Delaware Trust Sponsor, LLC, Wilmington, DE, Director, State Street

12

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Research & Management Company, Boston, MA, Director, State Street Research Investment Services, Inc., Boston, MA, Director, SSRM Holdings, Inc., Boston, MA

Robert S. Kapito, President and Director

Director, BAA Holdings, LLC, Wilmington, DE, Director, BlackRock, Inc., New York, NY, Director, BlackRock Advisors, LLC, Wilmington, DE, Director, BlackRock Advisors Holdings, Inc., New York, NY, President, BlackRock Advisors Singapore Pte. Ltd., Singapore,Director, BlackRock Asset Management International, Inc., London, England, Director, BlackRock Capital Holdings, Inc., Wilmington, DE, Director, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Capital Markets, LLC, Wilmington, DE, Director, BlackRock Corporation US, Inc., San Francisco, CA, Director, BlackRock Delaware Holdings, Inc., San Francisco, CA, Director, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Fund Advisors, San Francisco, CA, Director, BlackRock Fund Distribution Company, San Francisco, CA, Director, BlackRock Funding, Inc., Wilmington, DE, Director, BlackRock Funding International, Ltd., Cayman Islands, Director, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdco 2, Inc., Wilmington, DE, Director, BlackRock (Institutional) Canada Ltd., Toronto, Ontario, Director, BlackRock

13

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Institutional Management Corporation, Wilmington, DE, Director, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Investments, LLC, Wilmington, DE, Director, BlackRock Portfolio Holdings, Inc., Wilmington, DE, Director, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, Carbon Capital III, Inc., New York, NY, Director, iShares Delaware Trust Sponsor, LLC, Wilmington, DE, Director, State Street Research & Management Company, Boston, MA, Director, State Street Research Investment Services, Inc., Boston, MA, Director, SSRM Holdings, Inc., Boston, MA

Paul Audet, Vice Chairman

Director, BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, Director, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NE, Director, BlackRock Capital Holdings, Inc., Wilmington, DE, Director, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Cayco Limited, Cayman Islands, Director, BlackRock Cayman Company, Cayman Islands, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Finco, LLC, Wilmington, DE, BlackRock Fund Advisors, San Franciso, CA, BlackRock Funding, Inc., Wilmington, DE, Director,

14

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, Director, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Lux Finco S.a.r.l., Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l, Luxembourg, Luxembourg, Director, BlackRock Portfolio Holdings, Inc., Wilmington, DE, Director, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, BlackRock Realty Advisors, Inc., Florham Park, NJ, BlackRock UK 1 LP, London, England, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Charles Hallac, Vice Chairman and Co- Chief Operating Officer

BlackRock, Inc., New York, NY, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, Black Rock Fund Advisors, San Francisco, CA, BlackRock Fund, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington,

15

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

DE, Director, BlackRock India Private Ltd., Mumbai, India, BlackRock Institutional Management Corporation, Wilmington, DE, Director, BlackRock Institutional Trust Company, National Association, San Francisco, CA, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Barbara Novick, Vice Chairman

BlackRock Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC,

16

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Wilmington, DE, SSRM Holdings, Inc., Boston, MA

Scott Amero, Vice Chairman

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, Anthracite Capital Inc., New York, NY, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Susan Wagner, Vice Chairman and Chief Operating Officer

BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc.,

17

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Mortgage Ventures, LLC, Wilmington, DE, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, State Street Research & Management Company, Boston, MA

Robert Doll, Vice Chairman

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock

18

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Portfolio Administration & Management Ltd., Cayman Islands, Rock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY,

Robert Fairbairn, Vice Chairman

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock

19

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE,BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Lux Finco S.a.r.l, Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l, Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, Rock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San

20

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY

Bennett Golub, Vice Chairman and Chief Risk Officer

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc., Boston, MA, State Street Research & Management Company, Boston, MA

Richard Kishel, Vice Chairman

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, Director, BlackRock Asset Management Deutschland AG, Munich, Germany, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital

21

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdco 5, LLC, Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Japan Co., Ltd., Tokyo, Japan, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, BlackRock Securities Co., Ltd., Tokyo, Japan, SSRM Holdings, Inc., Boston, MA, State Street Research & Management Company, Boston, MA, Director, BlackRock Advisors Singaport Pte. Ltd., Singapore, BlackRock Asset Management UK Limited, London, England, BlackRock Group Limited, London, England, Director, BlackRock (Hong Kong) Limited, Hong Kong, SAR, China, Director, BlackRock International Limited, Edinburgh, Scotland, Director, BlackRock Investment Management (Australia) Limited, Melbourne, Australia, Director, BlackRock Investment Management International Limited, London, England, Director, BlackRock

22

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Investment Management (Korea) Limited, Seoul, Korea, Director, BlackRock Investment Management (Singaport) Limited, Singapore. Director, BlackRock Investment Management (UK) Limited, London, England, Director, BlackRock (Taiwan) Limited, Taipei, Taiwan, Director, Impact Investing Pty Ltd., Melbourne, Australia, Director, PSN Pty Ltd, Melbourne, Australia

Amy Engel, Treasurer and Managing Director

BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Bostin, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

*     *     *

23

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Federated Equity Management Company of Pennsylvania (“Federated”) Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779	Sub-adviser to Transamerica Federated Market Opportunity	J. Christopher Donahue, Trustee and Chairman

President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company

		Thomas R. Donahue, Trustee and Treasurer	Chief Financial Officer, Federated Investors, Inc.

John B. Fisher, Trustee and President

President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

		Mark D. Olson, Trustee 800 Delaware Avenue, P.O. Box 2305 Wilmington, DE 19899-2305	Principal, Mark D. Olson & Company L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A

		Stephen F. Auth, Trustee and Executive Vice President	Chief Investment Officer of funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, and Federated Global Investment Management Corp.

		Linda A. Duessel, Senior Vice President	Senior Portfolio Manager of various funds in the Federated Fund Complex

		Steven Lehman, Senior Vice President	Senior Portfolio Manager of various funds in the Federated Fund Complex

		Carol R. Miller, Senior Vice President	Senior Portfolio Manager of

24

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years various funds in the Federated Fund Complex

		Douglas C. Noland, Senior Vice President	Senior Portfolio Manager of various funds in the Federated Fund Complex

		P. Ryan Bend, Vice President	Portfolio Manager of various funds in the Federated Fund Complex

		G. Andrew Bonnewell, Vice President and Secretary	Senior Corporate Counsel, Federated Investors, Inc.

		Chad Hudson, Vice President	Portfolio Manager of various funds in the Federated Fund Complex

		Angela Kohler, Vice President	Senior Investment Analyst to various funds in the Federated Fund Complex

		Lila Murphy, Vice President	Senior Investment Analyst to various funds in the Federated Fund Complex

		John L. Nichol, Vice President	Senior Portfolio Manager of various funds in the Federated Fund Complex

		Michael R. Tucker, Vice President	Senior Investment Analyst to various funds in the Federated Fund Complex

		Ann Kruczek, Assistant Vice President	Senior Vice President, Head of Investment Administration and Operations

		Dana Meissner, Assistant Vice President	Senior Portfolio Manager of various funds in the Federated Fund Complex

		Keith Michaud, Assistant Vice President	Manager, Market Data Services; Vice President, Federated Advisory Services Company

		Denis McAuley, III, Assistant Treasurer	Vice President and Principal Accounting Officer, Federated Investors, Inc.; Treasurer of various Federated operating companies

*     *     *

25

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

First Quadrant, L.P. (“First Quadrant”) 800 East Colorado Blvd, Suite 900, Pasadena, Ca, 91101	Sub-adviser to Transamerica First Quadrant Global Macro	Ronnie M. Darnell, Chief Investment Officer and Limited Partner	N/A

		Curtis J. Ketterer, Chief Operating Officer and Limited Partner	N/A

		Christopher G. Luck, Director of Equity Portfolio Management and Limited Partner	N/A

		Timothy S. Meckel, Client Service and Limited Partner	N/A

		Kent C. Roberts, Director of Marketing and Limited Partner	N/A

		Kenneth R. Funk, Chief Compliance Officer and Director	N/A

		Joel L. Brouwer, Chief Financial Officer and Director	N/A

		Kenneth J. Ferguson, Co-Director and Limited Partner	N/A

		Dori S. Levanoni, Co-Director and Limited Partner	N/A

		Jia Ye, Chief Investment Strategist and Director of Trading and Limited Partner.	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282,	Sub-adviser to Transamerica Goldman Sachs Commodity Strategy

Ellen Porges, General Counsel, Investment Management Division (Chief Legal Officer); Judith Shandling, Chief Compliance Officer; Ed Forst, Co-Head Investment Management Division (Co-Chief Executive Officer); Timothy J. O’Neill, Co-Head Investment Management Division (Co-Chief Executive Officer)

N/A

*     *     *

26

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

ING Clarion Real Estate Securities, LP (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087	Sub-adviser to Transamerica Clarion Global Real Estate Securities	T. Ritson Ferguson, Managing Director	N/A

		Jarrett B. Kling, Managing Director	N/A

		Steven D. Burton, Managing Director	N/A

		Joseph P. Smith	N/A

		David J. Makowicz, Senior Director	N/A

		Steven P. Sorenson, Senior Director	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Jennison Associates LLC (“Jennison”)* 466 Lexington Avenue New York, NY 10017.	Sub-adviser to Transamerica Jennison Growth	Dennis M. Kass, Director, Chairman and Chief Executive Officer	Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”)

		Spiros Segalas, Director, President and Chief Investment Officer, Jennison	N/A

		Mehdi A. Mahmud, Director, Vice Chairman, Managing Director and Chief Operating Officer	N/A

		Kathleen A. McCarragher, Director and Managing Director	Vice President, Prudential Trust Company (“PTC”)

		Debra Hope Wedgeword, Director**	Manager, QM

Charles F. Lowrey, Director**

President, Chairman, Director and Chief Executive Officer, PIM. Chairman, Chief Executive Officer, President and Manager, Prudential Asset Management Holding Company LLC. President, PIM Foreign Investments, Inc. Director and President, PIM Investments, Inc. Chairman and Director, PIM Warehouse, Inc. Manager, QM. Chairman and Director, Pramerica (GP) Limited. Director, Pramerica (GP2) Limited

		Ronald K. Andrews, Director**	Senior Vice President, Prudential Investments LLC

27

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

(“PI”). Manager, QM. Senior Vice President, Prudential Annuities Advisory Services, Inc.

		Mirry Hwang, Secretary, Senior Vice President and Chief Legal Officer	Assistant Secretary, PTC

		Joseph M. Carrabes, Executive Vice President	Vice President, PTC

		Kenneth Moore, Treasurer and Executive Vice President	Vice President, PIM Wharehouse, Inc. Director and Executive Vice President, PTC. Manager and Vice President, QM. Vice President, PIM

		Stuart S. Parker, Executive Vice President	Senior Vice President, PI. Vice President, QM

		Leslie S. Rolison, Executive Vice President	Vice President, QM

* Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, NY 10017.

** The address of the Director, Officer or Partner of the Sub-Adviser is Gateway Center Three, 100 Mulberry Street, New York, NJ 07102

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167	Sub-adviser to Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, JPMorgan Mid Cap Value	Evelyn V. Guernsey, President, Director and Managing Director	Chairperson, President, and CEO, JPMorgan Investment Advisors Inc.

George C.W. Gatch, Director, Managing Director

Seth P. Bernstein, Director, Global Head of Fixed-Income, Managing Director

Lawrence M. Unrein, Director, Managing Director

Martin R. Porter, Global Head of Equities, Managing Director

Clive S. Brown, Director, Managing Director

28

Scott E. Richter, Secretary

Joseph K. Azelby, Director, Managing Director

Paul A. Quinsee, Director, Managing Director

John H. Hunt, Director, Managing Director

Richard T. Madsen, CFO,Director, Managing Director

Joseph J. Bertini, Chief Compliance Officer, Managing Director

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Loomis, Sayles & Company, L.P. (“Loomis”) One Financial Center Boston, MA 02111-2611	Sub-Adviser to Transamerica Loomis Sayles Bond	Robert J. Blanding, Chairman, President and Chief Executive Officer

President, CEO and Trustee: Loomis Sayles Funds I; Loomis Sayles Funds II Trustee: Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series Director: Loomis Sayles Distributors, Inc.

		Daniel J. Fuss, Vice Chairman and Executive Vice President	Executive Vice President: Loomis Sayles Funds I; Loomis Sayles Funds II

		Pierre Servant, Director	President and CEO: Natixis Global Asset Management Member of the Executive Committee: Natixis

John T. Hailer, Director

President and CEO: Natixis Asset Management Advisors, L.P.; Natixis Global Asset Management, L.P.; Trustee: Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series Executive Vice President and Trustee President: Loomis Sayles Funds I; Loomis Sayles Funds II

		Kevin P. Charleston, Executive Vice President and CFO	Manager and President: Loomis Sayles Trust Co., LLC

		John F. Gallagher III, Executive Vice	President: Loomis Sayles

29

President	Distributors, Inc. Manager: Loomis Sayles Trust Co., LLC

Lauriann Kloppenburg, Executive Vice President	Manager: Loomis Sayles Trust Co., LLC

Jean S. Loewenberg, Executive Vice President, General Counsel and Secretary	Director: Loomis Sayles Distributors, Inc. Manager and Secretary: Loomis Sayles Trust Co., LLC

Mark E. Smith, Executive Vice President	Vice President: Loomis Sayles Distributors, Inc. Manager: Loomis Sayles Trust Co., LLC

Donald P. Ryan, Vice President, Chief Compliance Officer and Counsel

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Mellon Capital Management Corporation (“BNY Mellon”) One Boston Place, 34th Floor Boston, MA 02108	Sub-adviser to Transamerica BNY Mellon Market Neutral Strategy.	Oliver Buckley, Chief Investment Officer, Active Equity Strategies	N/A

		Gregg Pendergast, Director and Deputy Chief Compliance Office	N/A

		Michael Dunn, Director	N/A

		Langton Garvin, Director	N/A

		Mary McDermott-Holland	N/A

		David Dirks, Director and Head of Active Equity Client Services	N/A

		Timothy Burke, Vice President	N/A

		Caroline Conway, Vice President	N/A

		Kristin Crawford. Vice President	N/A

		John Manley, Vice President	N/A

		Pritha Mitra-Stiff, Vice President	N/A

		Patrick Slattery, Vice President	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

MFS Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116,	Sub-adviser to Transamerica MFS International Equity	Donald A. Stewart, Director	Chief Executive Officer of Sun Life Financial Director, MFS Inc. Also an Officer and/or Director of various subsidiaries and affiliates of Sun Life

		Jon A. Boscia, Director	President, Sun Life Financial Inc.

		Kevin P. Dougherty, Director	President of Sun Life Global Investments, Inc.

*     *     *

30

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Morgan Stanley Investment Management, Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036	Sub-adviser to Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth.	Randy Takian, Managing Director, Director and President

President and Principal Executive Officer, Morgan Stanley Retail and Institutional Funds; President and Chief Executive Officer, Morgan Stanley Services Company Inc.; Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

Stuart Bohart, Managing Director and Director

President; Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Managing Director, Van Kampen Advisors Inc. and Van Kampen Asset Management; President, Morgan Stanley Distribution, Inc.

		Stefanie V. Chang Yu, Managing Director and Secretary	Managing Director and Secretary of various entities affiliated with the Sub-Adviser.

Kevin Klingert, Managing Director and Acting Chief Investment Officer of the Global Fixed Income Group

Managing Director, Head, Chief Operating Officer and acting Chief Investment Officer, Global Fixed Income Group of Morgan Stanley Investment Advisors Inc.; Vice President of various Retail Funds and Institutional Funds; Managing Director and acting Chief Investment Officer, Global Fixed Income Group of various Van Kampen entities; Vice President of various Van Kampen Retail Funds and Institutional Funds.

		Carsten Otto, Managing Director	Managing Director and Global Head, Compliance for Morgan Stanley Investment Management and Chief Compliance Officer, Morgan Stanley Retail and Institutional Funds.

31

Mary Ann Picciotto, Executive Director and Chief Compliance Officer	Executive Director and Chief Compliance Officer, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., and Van Kampen Advisors Inc.

Mark Patten, Managing Director, Chief Financial Officer and Treasurer

Managing Director, Chief Financial Officer and Treasurer, Morgan Stanley Investment Management and Morgan Stanley Distribution Inc.; Chief Financial Officer and Treasurer, Morgan Stanley Asset Management Holdings II; Chief Financial Officer and Treasurer of various Van Kampen entities.

Mary Alice Dunne, Managing Director and Chief Administrative Officer	Managing Director and Chief Administrative Officer, Morgan Stanley Investment Advisors Inc.

Joanne Pace, Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of Morgan Stanley Investment Advisors Inc.; Managing Director of various Van Kampen entities.

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Morningstar Associates, LLC (“Morningstar”) 22 West Washington Street Chicago, IL 60602

Portfolio Construction Manager to Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio

		Patrick J. Reinkemeyer, President; Allan B. Johnson, Vice President – Sales and Marketing; D. Scott Schilling, Chief Compliance Officer and Secretary	N/A

*     *     *

32

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Neuberger Berman Management LLC (“Neuberger”) 605 Third Avenue New York, NY 10158	Sub-adviser to Transamerica Neuberger Berman International	Joseph V. Amato, Director	N/A

		Robert J. Conti, President and Chief Executive Officer	N/A

		Bradley C. Tank, Managing Director and Chief Investment Officer (Fixed Income)	N/A

		Andrew Provencher, Managing Director and Head of Intermediary Distribution	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

OppenheimerFunds (“Oppenheimer”) Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281	Sub-adviser to Transamerica Oppenheimer Developing Markets and Transamerica Oppenheimer Small- & Mid-Cap Value	William Glavin, President and Chief Executive Officer	N/A

		Craig Dinsell, Executive Vice President	N/A

		Robert Gregory Zack, General Counsel	N/A

		Brian William Wixted, Senior Vice President, Treasurer	N/A

		Christopher Leavy, Chief Investment Officer, Equities	N/A

		Arthur Steinmetz, Chief Investment Officer, Fixed Income	N/A

		David Matthew Pfeffer, Senior Vice President, CFO	N/A

		David Matthew Pfeffer, Senior Vice President, CFO	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive	Sub-adviser to Transamerica PIMCO Total Return and Transamerica PIMCO	Mohamed A. El Erian, Managing Director, Chief Executive Officer and Co-Chief Investment Officer	Board Member of Petersen Institute for International Economics, Member of the Advisory Board of

33

Suite 300 Newport Beach, CA 92660	Real Return TIPS		International Center for Research on Women and Roubini Global Economics, Chariman of the Microsoft Investment Advisory Board.

		William H. Gross, Managing Director, Founder and Co-Chief Investment Officer	N/A

		Douglas M. Hodge, Managing Director, Chief Operating Officer	Board Member of the Executive Committee for Allianz Global Investors AG

		David C. Lown, Managing Director, Chief Administrative Officer	N/A

		Chris P. Dialynas, Managing Director, Portfolio Manager	N/A

		David C. Flattum, Managing Director, General Counsel	N/A

		Jennifer E. Durham, Executive Vice- President, Chief Compliance Officer	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Schroder Investment Management North America Inc. (“Schroders”) 875 Third Avenue 22nd Floor New York, NY 10022- 6225	Sub-adviser to Transamerica Schroders International Small Cap	Alan Brown, Director and Chief Investment Officr	N/A

		Stephen M. DeTore, Director and Chief Compliance Officer	N/A

		Jamie Dorrien-Smith, Director, Chief Executive Officer and Chairman	N/A

		Mark A. Hemenetz, Director and Chief Operating Officer	N/A

		Virginie Maisonneuve, Director and Head of Global and International Equities	N/A

		Carin F. Muhlbaum, General Counsel, Chief Administrative Officer and Assistant Secretary	N/A

		Alex Sargent, Director and Financial Controller	N/A

		Patricia Woolridge, Secretary	N/A

		Pamela Bardill, Assistant Secretary	N/A

*     *     *

34

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue New York, NY 10017	Sub-adviser to Transamerica Third Avenue Value	Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust	Director, Nabors Industries, Inc.

		David M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC	Director of Covanta Corporation

		Vincent J. Dugan, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust	N/A

		W. James Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Thornburg Investment Management, Inc. (“Thornburg”) 2300 Ridgetop Road Santa Fe, NM 87506	Sub-adviser to Transamerica Thornburg International Value	Garrett Thornburg, Chairman

Former Chief Executive Officer, Thornburg Investment Management, Inc.; Chairman, Chief Executive Officer, Thornburg Securities Corp.; Former Chief Executive Officer and Chairman, TMST, Inc.’ Former President and Director, Thornburg Mortgage Advisory Corp.; Director, TMST, Inc.

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Transamerica Asset Management, Inc. (“TAM”) 570 Carillon Parkway St. Petersburg, FL 33716	Investment Adviser to Registrant	John K. Carter, Director, Chairman of the Board, President and Chief Executive Officer	N/A
		Christopher A. Staples, Director, Senior Vice President – Investment Management and Chief Investment Officer	N/A

35

Dennis P. Gallagher, Director, Senior Vice President, General Counsel, Secretary and Operations	N/A

Kyle A. Keelan, Senior Vice President – Business Development	N/A

Karen D. Heburn, Senior Vice President, Chief Financial Officer and Treasurer	N/A

T. Gregory Reymann, II, Vice President, Chief Compliance Officer and Chief Risk Officer	N/A

Margaret A. Cullem-Fiore, Vice President and Senior Counsel	N/A

Robert S. Lamont, Jr., Vice President and Senior Counsel	N/A

Ranjit Bhatia, Vice President	N/A

Robert A. DeVault, Jr., Vice President	N/A

John Ng, Vice President	N/A

Williams Nobles, Vice President	N/A

Jonathan Oldroyd, Vice President	N/A

Anthony D. Pedata, Senior Compliance Officer	N/A

Kristina L. Bartscht, Assistant Vice President and Advertising Manager	N/A

Sarah L. Bertrand, Assistant Vice President	N/A

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Blvd., Suite 820, Los Angeles, California

Sub-Adviser to Transamerica Growth Opportunities, Transamerica Small/Mid Cap Value, Transamerica Flexible Income, Transamerica Focus, Transamerica Balanced, Transamerica Diversified Equity, Transamerica Short- Term Bond and Transamerica Money Market

		Kirk Kim, Deputy CIO, Board Member	N/A

		Peter O. Lopez, President, Board Member	N/A

		Jeffrey A. McCroy, Board Member	N/A

		John Huber, Board Member	N/A

		Paul Houk, Chief Legal Officer	AEGON USA Investment Management, LLC

		John K. Carter, Board Member	N/A

		Jessica Cole, Chief Compliance Officer	AEGON USA Investment Management, LLC

		Todd M. Bergen, Board Member	N/A

*     *     *

36

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

UBS Global Asset Management (Americas) Inc. (“UBS”) One North Wacker Drive Chicago, IL 60606	Sub-Adviser to Transamerica UBS Large Cap Value	Joseph Allessie, Assistant Secretary	Deputy General Counsel and Executive Director – UBS Global AM

		Michael J. Calhoun, Assistant Secretary	Associate General Counsel and Director – UBS Global AM

		Mary T. Capasso, Assistant Secretary	Associate General Counsel and Executive Director – UBS Global AM

		Trevor Chambers, Assistant Treasurer	Controller and Director – UBS Global AM

		Kimberly Guerin, Assistant Treasurer	Financial Control Senior Manager and Director – UBS Global AM

		Mark F. Kemper, Secretary and Chief Legal Officer	General Counsel – UBS Global AM

		Tammie Lee, Assistant Secretary	Associate General Counsel – UBS Global AM

		Barry M. Mandinach, Board Director and Vice President	Chief Marketing Officer and Managing Director – UBS Global AM

		Joseph McGill, Chief Compliance Officer	Chief Compliance Officer and Managing Director – UBS Global AM

		John Moore, Board Director, Treasurer and Chief Financial Officer	Head of Financial Control and Managing Director – UBS Global AM

		Eric Sanders, Assistant Secretary	Associate General Counsel – UBS Global AM

		Kai R. Sotorp, Board Director, President and Chief Executive Officer	Head of Americas and Group Management Board Member – UBS Global AM

		Keith Weller, Assistant Secretary	Associate General Counsel and Executive Director – UBS Global AM

*     *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years

Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, Massachusetts 02109	Sub-Adviser to Transamerica WMC Diversified Growth and Transamerica WMC Emerging Markets	Saul J. Pannell, Partner And Executive Committee Member	N/A

		Perry M. Traquina, Partner,	N/A

37

President, Ceo And Executive Committee Member

Cynthia M. Clarke, Partner And Chief Legal Officer	N/A

Phillip H. Perelmuter, Partner And Executive Committee Member	N/A

Selwyn J. Notelovitz, Partner And Chief Compliance Officer	N/A

Edward J. Steinborn, Partner And Chief Financial Officer	N/A

Partner And Executive Committee Member	N/A

Brendan J. Swords, Partner And Executive Committee Member	N/A

Edward P. Bousa, Partner And Executive Committee Member	N/A

James W. Valone, Partner And Executive Committee Member	N/A

Charles S. Argyle, Partner And Executive Committee Member	N/A

Vera M. Trojan, Partner And Executive Committee Member	N/A

Item 32 Principal Underwriter

(a)

The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 4600 South Syracuse Street, Suite 1100, Denver, Colorado, 80287 to act as the principal underwriter of Fund shares.

(b)	Directors and Officers of TCI:

Name	Location	Positions and Offices with Underwriter	Positions and Offices with Registrant

David W. Hopewell	(1)	Director	N/A

Lon J. Olejniczak	(1)	Director and Chief Executive Officer	N/A

Thomas A. Swank	(1)	Director	N/A

Michael Brandsma	(2)	Director, President and Chief Financial Officer	N/A

Blake S. Bostwick	(2)	Chief Operations Officer and Vice President	N/A

David R. Paulsen	(2)	Executive Vice President	N/A

Anne M. Spaes	(3)	Executive Vice President	N/A

Michael G. Petko	(2)	Executive Vice President	N/A

Frank A. Camp	(1)	Secretary	N/A

Courtney John	(2)	Vice President and Chief Compliance Officer	N/A

Karen D. Heburn	(4)	Vice President	N/A

Wesley J. Hodgson	(2)	Vice President	N/A

Amy Angle	(1)	Assistant Vice President	N/A

Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary

Elizabeth Belanger	(6)	Assistant Vice President	N/A

Kyle A. Keelan	(4)	Assistant Vice President	N/A

John Fischer	(4)	Assistant Vice President	N/A

Clifton W. Flenniken, III	(5)	Assistant Vice President	N/A

Margaret A. Cullem-Fiore	(4)	Assistant Vice President	Assistant Secretary

Christy Post-Rissin	(4)	Assistant Vice President	N/A

Brenda L. Smith	(4)	Assistant Vice President	N/A

38

Name	Location	Positions and Offices with Underwriter	Positions and Offices with Registrant

Darin D. Smith	(1)	Assistant Vice President	N/A

Arthur D. Woods	(4)	Assistant Vice President	N/A

Tamara D. Barkdoll	(2)	Assistant Secretary	N/A

Erin K. Burke	(1)	Assistant Secretary	N/A

(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2) 4600 South Syracuse Street, Suite 1100, Denver, CO 80237
(3) 400 West Market Street, Louisville, KY 40237
(4) 570 Carillon Parkway, St. Petersburg, FL 33716-1202
(5) 1111 North Charles Street, Baltimore, MD 21201
(6) 440 Mamaroneck Avenue, Harrison, NY 10528

Item 33 Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a)	Shareholder records are maintained by the Registrant’s transfer agent, Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716.

(b)

All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 34 Management Services

The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled “Investment Advisory and Other Services” for a discussion of the management and advisory services furnished by AllianceBernstein; AQR; AUIM; BlackRock; BNY Mellon; Clarion; Federated; First Quadrant; GSAM; Jennison; JPMorgan; Loomis; MFS; Morningstar; MSIM; Neuberger; Oppenheimer; PIMCO; Schroders; TAM; TFS; Third Avenue; TIM; Thornburg, UBS; and Wellington Management, pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

Item 35 Undertakings

          Not applicable

39

WASHINGTON, D.C. 20549
SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With
Post-Effective Amendment No. 113 to
Registration Statement on
Form N-1A

Transamerica Funds
 Registration No. 033-02659

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Item 28

(d)(24)	Amendment to Investment Advisory Agreement dated September 30, 2010
(d)(31)	Investment Advisory Agreement relating to Transamerica AQR Managed Futures Strategy
(d)(77)	Investment Sub-Advisory Agreement dated September 30, 2010 relating to Transamerica AQR Managed Futures Strategy
(d)(78)	Invstment Sub-Advisory Agreement relating to Transamerica Goldman Sachs Commodity Strategy
(e)(3)	Amendment dated September 30, 2010 to Schedule I of the Underwriting Agreement
(h)(2)	Amendment to the Transfer Agency Fee Schedule dated November 30, 2009
(h)(3)	Amendment to the Transfer Agency Fee Schedule dated July 15, 2010
(h)(4)	Administrative Services Agreement dated July 15, 2010
(h)(7)	Amendment dated September 30, 2010 to Schedules A and B of the Expense Limtiation Agreement
(j)	Consent of PriceWaterhouseCoopers LLP relating to Transamerica Funds, on behalf of Transamerica Goldman Sachs Commodity Strategy
(m)(3)	Amendment dated September 30, 2010 to Schedule A of the Amended and Restated Plan of Distribution
(n)(1)	Amended and Restated Plan for Multiple Classes of Shares dated November 30, 2009
(n)(2)	Amendment dated September 30, 2010 to Schedule A of the Amended and Restated Plan for Mutiple Classes of Shares
(p)(24)	Code of Ethics for AQR Capital Management, LLC
(p)(25)	Code of Ethics for Goldman Sachs Asset Management, L.P.

40

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933; and Transamerica Funds has duly caused this Post-Effective Amendment No. 113 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 30th day of September 2010.

TRANSAMERICA FUNDS

By:	/s/ John K. Carter

John K. Carter
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 113 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ John K. Carter	Chairperson, Trustee, President and	September 30, 2010
Chief Executive Officer
John K. Carter

/s/ Sandra N. Bane	Trustee	September 30, 2010

Sandra N. Bane*

/s/ Leo J. Hill	Trustee	September 30, 2010

Leo J. Hill*

/s/ David W. Jennings	Trustee	September 30, 2010

David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	September 30, 2010

Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	September 30, 2010

Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	September 30, 2010

Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	September 30, 2010

Joyce G. Norden*

/s/ Patricia Sawyer	Trustee	September 30, 2010

Patricia Sawyer*

/s/ John W. Waechter	Trustee	September 30, 2010

John W. Waechter*

/s/ Robert A. DeVault, Jr.	Vice President, Treasurer and
Principal Financial Officer
Robert A. DeVault, Jr.		September 30, 2010

* By:	/s/ Dennis P. Gallagher	September 30, 2010

Dennis P. Gallagher**

**	Attorney-in-fact pursuant to powers of attorney previously filed.

SIGNATURE

This Registration Statement of Transamerica Funds relating to Transamerica AQR Managed Futures Strategy, with respect only to information that specifically relates to Transamerica Cayman AQR Managed Futures Strategy, Ltd., has been signed below by the following person in the capacity indicated below on September 30, 2010.

SIGNATURE	TITLE

/s /John K. Carter	Director
John K. Carter

This Registration Statement of Transamerica Funds relating to Transamerica Goldman Sachs Commodity Strategy, with respect only to information that specifically relates to Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd., has been signed below by the following person in the capacity indicated below on September 30, 2010.

SIGNATURE	TITLE

/s /John K. Carter	Director
John K. Carter